                              STATE STREET RESEARCH

                             ----------------------
                             GOVERNMENT INCOME FUND
                             ----------------------

ANNUAL REPORT
October 31, 1998

                             ---------------------
                                  WHAT'S INSIDE
                             ---------------------


From the Chairman

From good news
to modest results


Portfolio Manager's Review

A good year for bonds


Fund Information

Facts and figures


Plus, Complete Portfolio Holdings
and Financial Statements

                                  [DALBAR LOGO]

                                 For Excellence
                                       in
                               Shareholder Service

STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN

[RALPH F. VERNI PHOTO]

Dear Shareholder:

After nearly four years of uninterrupted good news, 1998 has produced more modest results for investors. On the economic front, most indicators remain positive: inflation is low; personal income has risen; and unemployment is steady at about 4.5%. Consumer confidence has fallen slightly. Investors wavered about the economy at home, while markets abroad sent stock prices down sharply in the late summer. By the end of October, however, most major market indices had rebounded, resulting in positive but single-digit returns for the year to date.

Stocks

Earlier, the corporate profit picture was pessimistic. Financial stocks were among the hardest hit, as announcements were made that big U.S. financial institutions expected losses from loans to foreign markets. Technology companies also lost ground on lower demand from Asia. Now both the S&P 500 and the Nasdaq Composite have recovered and moved ahead.(1) Small-company stocks remained depressed.

Bonds

Bonds have benefited from the Federal Reserve Board's two successive, one-quarter percent cuts in the federal funds rate. The yield on the bellwether long-term Treasury bond fell below 5.0%. Although the yield has risen since, high quality bonds have delivered attractive returns.

International

Indications that economic growth has slowed around the world, plus specific concerns over Asia's woes, continued to bring returns down on most major foreign exchanges. Even Europe, which had delivered strong gains, felt the effects of Russia's currency problems and Japan's recession. As interest rates converge in anticipation of the euro, Europe's new common currency in 1999, Spain and Italy appear to be in the best position to grow. Germany and France are the most likely to suffer.

Outlook and Opportunities

As investors, you may be asking where opportunities lie ahead. My answer is in diversification--and in some of the markets that have been beaten down. But every investor is different. Now is a good time to seek advice from your financial professional. And as always, thank you for your confidence in State Street Research funds.

Sincerely,


/s/ Ralph F. Verni
------------------
Ralph F. Verni
Chairman
October 31, 1998

(1) The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the indices.

(2) 9.07% for Class B shares; 9.06% for Class C shares; 10.13% for Class S shares.

(3) Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B share or 1% Class C share contingent deferred sales charge, where applicable.

(4) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

(5) The fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower.


Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in view-point, data and transactions, should not be relied upon as being current thereafter.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended October 31, 1998, except where noted)
--------------------------------------------------------------------------------

Total value of $10,000 invested on October 31, 1988(3)
(Class A shares, at maximum applicable sales charge)

[Mountain Chart Plot Points]

10/88                    9550
10/89                   10469
10/90                   11049
10/91                   12844
10/92                   14110
10/93                   15752
10/94                   15187
10/95                   17476
10/96                   18398
10/97                   19966
10/98                   21933

Yield(5)

==============================================
Class A                                  4.31%
----------------------------------------------
Class B                                  3.78%
----------------------------------------------
Class C                                  3.77%
----------------------------------------------
Class S                                  4.70%
==============================================

Yield is based on the net investment income produced for the 30 days ended October 31, 1998.


Average Annual Total Return
for periods ended 9/30/98
(at maximum applicable sales charge)(3,4,5)

===========================================
            10 Years     5 Years     1 Year
-------------------------------------------
Class A     8.41%        6.05%        7.08%
-------------------------------------------
Class B     8.46%        5.91%        6.25%
-------------------------------------------
Class C     8.47%        6.24%       10.33%
-------------------------------------------
Class S     9.05%        7.31%       12.42%
===========================================

Average Annual Total Return
(at maximum applicable sales charge)(3,4,5)

===========================================
             10 Years     5 Years    1 Year
-------------------------------------------
Class A     8.17%        5.87%        4.91%
-------------------------------------------
Class B     8.21%        5.70%        4.07%
-------------------------------------------
Class C     8.22%        6.03%        8.06%
-------------------------------------------
Class S     8.81%        7.10%       10.13%
===========================================

PORTFOLIO MANAGER'S REVIEW
Government Income Fund: A good year for bonds

[Jack Kallis Photo]

[photo caption]
  John H. Kallis
 Portfolio Manager
[end photo caption]

Jack Kallis, portfolio manager of State Street Research Government Income Fund, comments on the year ended October 31, 1998 and his outlook for the period ahead.

Q: How did the Fund perform last year?

A: It was a strong year for Government Income Fund. Class A shares returned 9.85% for the year ended October 31, 1998 [does not reflect sales charge].(2) That was higher than the average government income fund return of 9.06%, as reported by Lipper Analytical Services.

Q: What factors accounted for the Fund's strong performance?

A: The Fund benefited from a 1% decline in long-term interest rates in the U.S. and more dramatic interest rate declines overseas. We had positioned the Fund to anticipate declining interest rates, by increasing the duration of the portfolio from 5.1 to 5.4 years. (Duration is a measure of the Fund's sensitivity to changing interest rates.) The longer duration helped performance.

Q: Did you make any other changes to the Fund's investments?

A: We made several moves. We increased the Fund's investment in U.S. Treasuries from 42% to 44%. The Treasury sector was particularly strong in the second half of the year, as investors looked for a safe haven from global turmoil and a volatile stock market at home. We also increased our investment in mortgage securities. But even more important, we changed our investment mix: we bought commercial mortgages and sold our position in residential mortgages. The reason? Residential mortgages are vulnerable to prepayment when interest rates fall. The commercial mortgages typically lock out the possibility of prepayment for at least five years. Finally, we recently added to our investment in agency mortgages because the threat of prepayment had made the sector look inexpensive and attractive again.

Q: Did you make any changes to the Fund's foreign investments?

A: We cut back somewhat on the Fund's foreign investments. However, we did invest in Greek bonds, which appeared attractive because Greece is working to improve its financial condition to qualify for entry into the European Monetary Union (EMU) in 2001. If Greece succeeds in bringing its interest rates down, the bonds have the potential to do well. Right now, they are inexpensive relative to German bonds--Germany being something of a benchmark for European bonds.

Q: What is your outlook for the period ahead?

A: We believe the U.S. economy will continue to slow down. The signs are already there: Consumers are no longer saving money, and it also looks like capital spending is starting to slow. Those have been two of the main drivers of the economy. We expect the Federal Reserve to move cautiously and to possibly lower rates as a follow-up to the two quick cuts they announced in September and October. Against this back-drop, the portfolio is positioned conservatively.

October 31, 1998

================================================================================

Asset Allocation
(by percentage of net assets)

[Pie Chart]

Cash                          2%
Trust certificates/other      4%
Foreign government            5%
Other mortgages               7%
U.S. Agency mortgage         38%
U.S. Treasury                44%


Bond Yields
(October 31, 1997 to October 31, 1998)

[Line Chart]

                    30-year Mortgage          30-year U.S.               90-day U.S.
                       Securities          Treasury Securities       Treasury Securities
10/97                     6.88                    6.154                    5.194
11/97                     6.94                    6.041                    5.194
12/97                     6.79                    5.924                    5.342
1/98                      6.57                    5.805                    5.183
2/98                      6.72                    5.919                    5.308
3/98                      6.75                    5.932                    5.125
4/98                      6.72                    5.951                    4.978
5/98                      6.63                    5.803                    5.007
6/98                      6.58                    5.626                    5.093
7/98                      6.6                     5.714                    5.08
8/98                      6.36                    5.256                    4.83
9/98                      6.02                    4.965                    4.356
10/98                     6.28                    5.15                     4.323

Source: Bloomberg

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
October 31, 1998


-----------------------------------------------------------------------------------------------
                                          Principal            Maturity              Value
                                            Amount               Date               (Note 1)
-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES 83.1%
U.S. Treasury 44.5%
U.S. Treasury Bond, 13.75% .............. $7,725,000           8/15/2004            $11,302,602
U.S. Treasury Bond, 11.625% ............. 39,400,000          11/15/2004             53,916,536
U.S. Treasury Bond, 10.75% ..............  9,500,000           8/15/2005             12,850,270
U.S. Treasury Bond, 12.00% .............. 12,000,000           8/15/2013             18,526,920
U.S. Treasury Bond, 9.875% ..............  8,500,000          11/15/2015             12,880,135
U.S. Treasury Bond, 9.25% ............... 17,000,000           2/15/2016             24,527,770
U.S. Treasury Bond, 8.75% ............... 19,150,000           5/15/2017             26,747,188
U.S. Treasury Bond, 8.50% ............... 17,900,000           2/15/2020             24,867,038
U.S. Treasury Bond, 7.50% ............... 20,000,000          11/15/2024             25,909,400
U.S. Treasury Bond, 6.875% .............. 24,825,000           8/15/2025             30,065,309
U.S. Treasury Bond, 6.625% ..............  8,600,000           2/15/2027             10,182,916
U.S. Treasury Note, 6.375% .............. 16,625,000           8/15/2002             17,752,341
U.S. Treasury Note, 5.75% ...............     25,000           4/30/2003                 26,410
U.S. Treasury Note, 7.875% .............. 16,975,000          11/15/2004             19,958,866
U.S. Treasury Note, 7.00% ............... 11,875,000           7/15/2006             13,674,775
U.S. Treasury STRIPS, 0.00% ............. 13,000,000          11/15/2001             11,398,010
                                                                                    -----------
                                                                                    314,586,486
                                                                                    -----------
U.S. Agency Mortgage 37.7%
Federal Home Loan Mortgage
  Corp., 9.00% ..........................  4,099,076          12/01/2009              4,315,835
Federal Home Loan Mortgage
  Corp., 6.00% ..........................  9,523,333           3/01/2013              9,561,997
Federal Home Loan Mortgage
  Corp., 6.00% ..........................  5,818,816           5/01/2013              5,842,441
Federal Housing Administration
  Charles River Project,
  9.625% ................................  9,420,393          12/01/2033             10,486,075
Federal Housing Administration
  Court Yard Project, 10.75% ............  6,460,206           8/01/2032              7,243,506
Federal Housing Administration
  East Bay Manor Project,
  10.00% ................................  6,727,794           3/01/2033              7,484,671
Federal National Mortgage
  Association, 8.50% .................... 10,000,000           2/01/2005             10,457,800
Federal National Mortgage
  Association, 7.65% ....................  4,000,000           3/10/2005              4,576,880
Federal National Mortgage
  Association, 6.82% .................... 12,825,000           8/23/2005             14,127,507
Federal National Mortgage
  Association, 6.96% .................... 27,525,000           4/02/2007             30,634,499
Federal National Mortgage
  Association, 8.00% ....................  3,267,388           4/01/2008              3,401,808
Federal National Mortgage
  Association, 6.00% ....................  6,400,000           5/15/2008              6,784,000

-----------------------------------------------------------------------------------------------
                                          Principal            Maturity              Value
                                            Amount               Date               (Note 1)
-----------------------------------------------------------------------------------------------
Federal National Mortgage
  Association, 8.00% .................... $4,657,567           6/01/2008            $ 4,868,602
Federal National Mortgage
  Association, 8.50% ....................  6,030,716           2/01/2009              6,321,759
Federal National Mortgage
  Association, 9.00% ....................  5,715,876           5/01/2009              6,017,789
Federal National Mortgage
  Association, 9.00% ....................  1,316,791           4/01/2016              1,386,344
Federal National Mortgage
  Association TBA, 6.50% ................ 65,525,000          11/12/2028             65,995,961
Federal National Mortgage
  Association TBA, 6.50% ................  9,675,000          11/12/2028              9,554,063
Government National Mortgage
  Association, 9.50% ....................  2,003,318           9/15/2009              2,149,885
Government National Mortgage
  Association, 9.50% ....................  3,699,379          10/15/2009              3,970,886
Government National Mortgage
  Association, 9.50% ....................  1,599,583          11/15/2009              1,717,345
Government National Mortgage
  Association, 9.50% ....................    432,527          11/15/2017                466,882
Government National Mortgage
  Association, 9.50% ....................    141,638           9/15/2019                152,817
Government National Mortgage
  Association TBA, 7.00% ................ 26,600,000          11/18/2028             27,206,813
Government National Mortgage
  Association TBA, 7.00% ................ 15,000,000          11/18/2028             14,859,375
U.S. Department of Veterans
  Affairs REMIC 1998-3C,
  6.50% .................................  7,500,000           6/15/2021              7,457,756
                                                                                    -----------
                                                                                    267,043,296
                                                                                    -----------
U.S. Agency 0.9%
EXIM Vnesheconombank,
  5.73%+ ................................  6,300,000           1/15/2003              6,418,503
                                                                                    -----------
Total U.S. Government Securities (Cost $563,557,322) ...................            588,048,285
                                                                                    -----------
OTHER INVESTMENTS 15.4%
Trust Certificates 3.5%
Government Backed Trust Class
  T-3, 9.625% ...........................  6,238,602           5/15/2002              6,594,701
Government Trust Certificates
  Class 2-E, 9.40% ...................... 16,971,900           5/15/2002             17,968,999
                                                                                    -----------
                                                                                     24,563,700
                                                                                    -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                       Principal     Maturity        Value
                                        Amount         Date         (Note 1)
-------------------------------------------------------------------------------
Foreign Government 4.7%
Republic of Greece,                 Greek Drachma
  8.80% ..........................  3,700,000,000     6/19/2007      13,643,398
Government of New Zealand,     New Zealand Dollar
  10.00% .........................     11,625,000     3/15/2002       7,040,330
Government of New Zealand,
  8.00% ..........................     10,000,000    11/15/2006       6,183,131
United Kingdom Treasury,           Pound Sterling
  8.50% ..........................      3,300,000    12/07/2005       6,627,848
                                                                    ------------
                                                                     33,494,707
                                                                    ------------
Finance/Mortgage 7.2%
Chase Commercial Mortgage
  Securities Corp. 1996-2
  Cl. A2, 6.90% ..................     $4,675,000     9/19/2006     $ 4,862,000
Chase Commercial Mortgage
  Securities Corp. 1997-1
  Cl. A1, 7.27% ..................      4,507,215     7/19/2004       4,707,250
Credit Suisse First Boston
  97-C2 Cl. A2, 6.52% ............      5,855,000     7/17/2007       5,911,720
First Union-Lehman Brothers
  Commercial Corp. Series
  1997-C2 Cl. A1, 6.479% .........      4,385,345     3/18/2004       4,508,683
GMAC Commercial Mortgage
  Security Inc. 1997-C2 Cl. A,
  6.55% ..........................      6,700,000     4/15/2029       6,846,563
LB Commercial Conduit
  Mortgage Trust 97-LL1-A1,
  6.79% ..........................      6,476,647     6/12/2004       6,735,713
LB Commercial Conduit
  Mortgage Trust 98-C1-A1,
  6.33% ..........................      6,402,191    11/18/2004       6,472,215
Merrill Lynch Mortgage
  Investments Inc. Series
  1997-C2 Cl. A1, 6.46% ..........      3,175,927    12/10/2029       3,270,212
Merrill Lynch Mortgage
  Investments Inc. Series
  1998-C2 Cl. A1, 6.22% ..........      4,794,659     2/15/2030       4,889,803
Morgan Stanley Capital I Inc.
  98-Cl. A1, 6.19% ...............      2,979,204     1/15/2007       3,017,300
                                                                    -----------
                                                                     51,221,459
                                                                    -----------
Total Other Investments (Cost $108,972,069) ...................     109,279,866
                                                                    -----------

-------------------------------------------------------------------------------
                                       Principal      Maturity        Value
                                        Amount          Date         (Note 1)
-------------------------------------------------------------------------------
COMMERCIAL PAPER 17.1%
Federal Farm Credit Bank,
  4.75% ......................        $11,757,000    11/04/1998     $11,752,346
Federal Home Loan Bank,
  4.74% ......................         25,000,000    11/04/1998      24,990,146
Federal Home Loan Bank,
  4.89% ......................         30,340,000    11/12/1998      30,294,760
Federal Home Loan Mortgage
  Corp., 4.93% ...............         19,971,000    11/04/1998      19,962,795
Federal National Mortgage
  Association, 4.81% .........          8,930,000    11/06/1998       8,924,047
Federal National Mortgage
  Association, 4.76% .........         14,970,000    11/06/1998      14,960,124
Federal National Mortgage
  Association, 4.76% .........         10,020,000    11/09/1998      10,009,423
                                                                    -----------
Total Commercial Paper (Cost $120,893,641).....................     120,893,641
                                                                    -----------
--------------------------------------------------------------------------------
                                                     Shares
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 6.9%
State Street Navigator Securities Lending
  Prime Portfolio .................................  48,452,337      48,452,337
                                                                     ----------
Total Short-Term Investments (Cost $48,452,337)................      48,452,337
                                                                     ----------
Total Investments (Cost $841,875,369)--122.5%..................     866,674,129
Cash and Other Assets, Less Liabilities--(22.5%) ..............    (158,919,463)
                                                                   ------------
Net Assets--100.0% ............................................    $707,754,666
                                                                   ============
Federal Income Tax Information:
At October 31, 1998, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $842,087,767 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost ...............................................    $ 28,016,271
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax
  cost over value .............................................      (3,429,909)
                                                                   ------------
                                                                   $ 24,586,362
                                                                   ============

--------------------------------------------------------------------------------

TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.

  + Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at October 31, 1998 were $6,300,000 and $6,418,503 (0.91% of net assets), respectively.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

Forward currency exchange contracts outstanding at October 31, 1998 are as follows:

                                                                                           Unrealized
                                                                                          Appreciation
                                                  Total Value       Contract Price       (Depreciation)    Delivery Date
------------------------------------------------------------------------------------------------------------------------
Sell Deutsche marks, Buy U.S. dollars           12,040,000  DEM          .56453  DEM        $(476,414)        11/13/98
Sell Deutsche marks, Buy U.S. dollars           11,485,000  DEM          .56465  DEM         (452,989)        11/13/98
Sell British pounds, Buy U.S. dollars            3,877,000  GBP         1.69865  GBP          123,676          1/22/99
Sell New Zealand dollars, Buy U.S. dollars          95,000  NZD          .50741  NZD           (2,122)        11/13/98
Sell New Zealand dollars, Buy U.S. dollars         465,000  NZD          .50400  NZD          (11,972)        11/13/98
Sell New Zealand dollars, Buy U.S. dollars       2,280,000  NZD          .50100  NZD          (65,541)        11/13/98
Sell New Zealand dollars, Buy U.S. dollars      10,700,000  NZD          .52640  NZD          (43,675)         1/22/99
Sell New Zealand dollars, Buy U.S. dollars      10,310,000  NZD          .52550  NZD          (51,362)         1/22/99
                                                                                           ----------
                                                                                            $(980,399)
                                                                                           ==========

Written put option transactions during the year ended October 31, 1998 were as follows:

                                      Principal
                                        Amount         Premiums
                                     ------------      ---------
Outstanding, beginning of year                 --             --
Options written                      $ 14,500,000      $ 108,320
Options expired                       (14,500,000)      (108,320)
Options closed                                 --             --
                                     ------------      ---------
Outstanding, end of year             $         --      $      --
                                     ============      =========



The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 1998

Assets
Investments, at value (Cost $841,875,369) (Note 1).................   $866,674,129
Cash ..............................................................          2,049
Receivable for securities sold ....................................     12,371,578
Interest receivable ...............................................     10,812,027
Receivable for fund shares sold ...................................      1,585,977
Receivable for open forward contracts .............................        123,676
Other assets ......................................................         15,400
                                                                      ------------
                                                                       891,584,836
Liabilities
Payable for securities purchased ..................................    130,477,633
Payable for collateral received on securities loaned ..............     48,452,337
Dividends payable .................................................      1,891,329
Payable for open forward contracts ................................      1,104,075
Payable for fund shares redeemed ..................................        644,889
Accrued transfer agent and shareholder services
  (Note 2) ........................................................        352,543
Accrued management fee (Note 2) ...................................        351,052
Accrued distribution and service fees (Note 3) ....................        241,787
Accrued trustees' fees (Note 2) ...................................         82,780
Other accrued expenses ............................................        231,745
                                                                      ------------
                                                                       183,830,170
                                                                      ------------
Net Assets                                                            $707,754,666
                                                                      ============
Net Assets consist of:
 Undistributed net investment income ..............................   $  3,653,715
 Unrealized appreciation of investments ...........................     24,798,760
 Unrealized depreciation of forward contracts and
   foreign currency ...............................................       (955,050)
 Accumulated net realized loss ....................................    (21,548,506)
 Paid-in capital ..................................................    701,805,747
                                                                      ------------
                                                                      $707,754,666
                                                                      ============
Net Asset Value and redemption price per share of
  Class A shares ($518,651,372 [divided by] 39,669,554 shares).....         $13.07
                                                                      ============
Maximum Offering Price per share of Class A shares
  ($13.07 [divided by] .955).......................................         $13.69
                                                                      ============
Net Asset Value and offering price per share of Class
  B shares ($129,975,892 [divided by] 9,973,242 shares)*...........   $      13.03
                                                                      ============
Net Asset Value and offering price per share of Class
  C shares ($27,659,059 [divided by] 2,121,167 shares)*............   $      13.04
                                                                      ============
Net Asset Value, offering price and redemption price per
  share of Class S shares ($31,468,343 [divided by] 2,409,057
  shares) .........................................................   $      13.06
                                                                      ============

--------------------------------------------------------------------------------
* Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended October 31, 1998

Investment Income
Interest (Note 1) ............................................    $47,980,631
Expenses
Management fee (Note 2) ......................................      4,226,796
Transfer agent and shareholder services (Note 2) .............        869,017
Custodian fee ................................................        273,078
Service fee-Class A (Note 3) .................................      1,279,457
Distribution and service fees-Class B (Note 3) ...............      1,058,552
Distribution and service fees-Class C (Note 3) ...............        185,917
Reports to shareholders ......................................         46,617
Audit fee ....................................................         44,165
Trustees' fees (Note 2) ......................................         41,778
Legal fees ...................................................         32,465
Registration fees ............................................         30,614
Miscellaneous ................................................         25,774
                                                                  -----------
                                                                    8,114,230
                                                                  -----------
Net investment income ........................................     39,866,401
                                                                  -----------
Realized and Unrealized Gain (Loss) on
   Investments, Options, Forward Contracts
   and Foreign Currency
Net realized gain on investments (Notes 1 and 4) .............     14,112,149
Net realized gain on written options .........................        108,320
Net realized gain on forward contracts and foreign
  currency (Note 1) ..........................................      3,081,711
                                                                  -----------
 Total net realized gain .....................................     17,302,180
                                                                  -----------
Net unrealized appreciation of investments ...................      5,733,282
Net unrealized depreciation of forward contracts and
  foreign currency ...........................................       (921,035)
                                                                  -----------
 Total net unrealized appreciation ...........................      4,812,247
                                                                  -----------
Net gain on investments, options, forward contracts
  and foreign currency .......................................     22,114,427
                                                                  -----------
Net increase in net assets resulting from operations .........    $61,980,828
                                                                  ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                        Years ended October 31
                                  -------------------------------
                                        1997               1998
-----------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income .........   $ 42,425,199       $ 39,866,401
Net realized gain on
  investments, options,
  forward contracts and
  foreign currency ............      8,763,745         17,302,180
Net unrealized appreciation of
  investments, forward
  contracts and foreign
  currency ....................      2,557,699          4,812,247
                                  ------------       ------------
Net increase resulting from
  operations ..................     53,746,643         61,980,828
                                  ------------       ------------
Dividends from net
 investment income:
 Class A ......................    (35,201,643)       (31,530,438)
 Class B ......................     (5,410,928)        (5,721,251)
 Class C ......................       (880,065)          (998,658)
 Class S ......................     (1,061,597)        (1,982,171)
                                  ------------       ------------
                                   (42,554,233)       (40,232,518)
                                  ------------       ------------
Net increase (decrease) from
  fund share transactions
  (Note 5) ....................    (42,731,617)        15,773,634
                                  ------------       ------------
Total increase (decrease) in
  net assets ..................    (31,539,207)        37,521,944

Net Assets
Beginning of year .............    701,771,929        670,232,722
                                  ------------       ------------
End of year (including
  undistributed net
  investment income of
  $2,339,029 and $3,653,715,
  respectively) ...............   $670,232,722       $707,754,666
                                  ============       ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 1998

Note 1

State Street Research Government Income Fund (the "Fund") is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in March, 1987. The Trust consists presently of five separate funds: State Street Research Government Income Fund, State Street Research Strategic Portfolios: Moderate, State Street Research Strategic Portfolios: Conservative, State Street Research Strategic Portfolios:
Aggressive and State Street Research IntelliQuant Portfolios:
Small-Cap Value.

The investment objective of the Fund is to seek high current income. In seeking to achieve its investment objective, the Fund invests primarily in U.S. Government securities.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Securities for which there is no such valuation, if any, are valued at their fair value as determined in accordance with established methods consistently applied. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income

Net investment income is determined daily and consists of interest accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Accretion of discount is computed under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends are declared daily based upon projected net investment income and are paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, if any, within the prescribed time periods. At October 31, 1998, the Fund had a capital loss carryforward of $21,336,108 available, to the extent provided in regulations, to offset future capital gains, if any, of which $17,196,293 and $4,139,815 expire on October 31, 2002 and 2004, respectively. The Fund had a capital loss carryforward of $2,519,604 expire on October 31, 1998. In addition, as part of a merger that occurred on May 12, 1995, the Fund acquired from MetLife-State Street Research Government Securities Fund a capital loss carryforward of $5,100,777, of which $3,074,207 and $2,026,570 expire on October 31, 2001 and 2002, respectively. The Fund's use of such capital loss carryforward may be limited under current tax laws.

F. Forward Contracts and Foreign Currencies

The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

G. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. Written Put Options

The Fund may write put options to enhance return and to hedge against unfavorable market conditions. A written put option is a contract in which the option writer grants the option buyer the right to sell back to the writer a designated security at a specified price and time. The premium paid by the buyer is recorded in the Fund's accounts as a liability and subsequently marked to the current market value of the written option resulting in an unrealized gain or loss. Exchange traded written options are valued at the last sale price, or if no sales are reported, the last ask price. If the written option expires unexercised, the Fund will realize a gain in the amount of the premium. If the option is closed, the Fund will recognize a gain or loss based on the difference between the cost of closing the option and the premium. If the option is exercised, the Fund's cost basis of the acquired security will be the exercise price decreased by the premium. The Fund accepts the risk of a decline in value of the underlying security below the exercise price and the risk that an illiquid secondary market will limit the Fund's ability to close the option contract.

I. Securities Lending

The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At October 31, 1998, the value of the securities loaned and the value of collateral were $39,960,699 and $48,452,337, respectively. During the year ended October 31, 1998, income from securities lending amounted to $55,303 and is included in interest income.

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

Note 2

Prior to August 1, 1998, the Adviser earned monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. Effective August 1, 1998 the management fee is 0.60% of the first $500 million of net assets, annually, 0.55% of the next $500 million, and 0.50% of any amount over $1 billion. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1998, the fees pursuant to such agreement amounted to $4,226,796.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1998, the amount of such expenses was $448,732.

The fees of the Trustees not currently affiliated with the Adviser amounted to $41,778 during the year ended October 31, 1998.

Note 3

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 1998, fees pursuant to such plan amounted to $1,279,457, $1,058,552 and $185,917 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $69,104 and $328,749, respectively, on sales of Class A shares of the Fund during the year ended October 31, 1998, and that MetLife Securities, Inc. earned commissions aggregating $402,636 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $201,962 and $563 on redemptions of Class B and Class C shares, respectively, during the same period.

Note 4

For the year ended October 31, 1998, purchases and sales of securities, exclusive of short-term obligations, aggregated $1,085,696,497 and $1,063,583,137 (including $984,513,078 and $872,520,189 of U.S. Government obligations), respectively.

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Note 5

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 1998, Metropolitan owned 1,373,252 Class S shares of the Fund.

Share transactions were as follows:

                                                                       Years ended October 31
                                                     ----------------------------------------------------------
                                                                1997                           1998
                                                     ---------------------------    ---------------------------
Class A                                                Shares           Amount        Shares          Amount
---------------------------------------------------------------------------------------------------------------
Shares sold .....................................     1,724,885    $  21,326,126     3,586,515     $ 46,086,161
Issued in connection with acquisition of
  International Fixed Income Fund                       122,345        1,514,628            --               --
Issued upon reinvestment of dividends ...........     1,617,477       20,020,535     1,385,176       17,717,475
Shares repurchased ..............................    (8,994,512)    (111,248,439)   (6,762,852)     (86,341,586)
                                                     ----------    -------------    ----------     ------------
Net decrease ....................................    (5,529,805)   $ (68,387,150)   (1,791,161)    $(22,537,950)
                                                     ==========    =============    ==========     ============

Class B                                                Shares          Amount         Shares          Amount
---------------------------------------------------------------------------------------------------------------
Shares sold .....................................     1,428,886    $  17,617,666     4,159,555     $ 53,455,262
Issued in connection with acquisition of
  International Fixed Income Fund                       226,623        2,798,800            --               --
Issued upon reinvestment of dividends ...........       289,207        3,569,308       301,432        3,848,414
Shares repurchased ..............................    (1,914,285)     (23,580,814)   (2,197,432)     (28,041,070)
                                                     ----------    -------------    ----------     ------------
Net increase ....................................        30,431    $     404,960     2,263,555     $ 29,262,606
                                                     ==========    =============    ==========     ============

Class C                                                Shares          Amount         Shares          Amount
---------------------------------------------------------------------------------------------------------------
Shares sold .....................................       463,886    $   5,714,578     1,161,428     $ 14,905,734
Issued in connection with acquisition of
  International Fixed Income Fund                        46,221          571,293            --               --
Issued upon reinvestment of dividends ...........        51,335          634,002        51,157          654,285
Shares repurchased ..............................      (436,411)      (5,400,255)     (382,734)      (4,857,752)
                                                     ----------    -------------    ----------     ------------
Net increase ....................................       125,031    $   1,519,618       829,851     $ 10,702,267
                                                     ==========    =============    ==========     ============

Class S                                                Shares          Amount         Shares          Amount
---------------------------------------------------------------------------------------------------------------
Shares sold .....................................       211,412    $   2,620,092       570,184     $  7,285,127
Issued in connection with acquisition of
  International Fixed Income Fund                     1,845,952       22,834,432            --               --
Issued upon reinvestment of dividends ...........        42,472          525,501        53,615          686,273
Shares repurchased ..............................      (184,733)      (2,249,070)     (755,120)      (9,624,689)
                                                     ----------    -------------    ----------     ------------
Net increase (decrease) .........................     1,915,103    $  23,730,955      (131,321)    $ (1,653,289)
                                                     ==========    =============    ==========     ============

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                           Class A
                                                                --------------------------------------------------------------
                                                                                    Years ended October 31
                                                                --------------------------------------------------------------
                                                                 1994(1)       1995(1)       1996(1)       1997(1)      1998(1)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                            12.92         11.68         12.58         12.43        12.65
                                                                 ------        ------         -----        ------       ------
 Net investment income ($)                                         0.81          0.83          0.81          0.80         0.78

 Net realized and unrealized gain (loss) on investments,
  options, forward contracts and foreign currency ($)             (1.26)         0.88         (0.17)         0.22         0.43
                                                                 ------        ------         -----        ------       ------
Total from investment operations ($)                              (0.45)         1.71          0.64          1.02         1.21
                                                                 ------        ------         -----        ------       ------
 Dividends from net investment income ($)                         (0.79)        (0.81)        (0.79)        (0.80)       (0.79)
                                                                 ------        ------         -----        ------       ------
Total distributions ($)                                           (0.79)        (0.81)        (0.79)        (0.80)       (0.79)
                                                                 ------        ------         -----        ------       ------
Net asset value, end of year ($)                                  11.68         12.58         12.43         12.65        13.07
                                                                  =====         =====         =====         =====        =====
Total return(2)(%)                                                (3.58)        15.07          5.28          8.52         9.85

Ratios/supplemental data:

Net assets at end of year ($ thousands)                         638,418       655,045       584,313       524,565      518,651

Ratio of operating expenses to average net assets (%)              1.07          1.10          1.09          1.08         1.09

Ratio of net investment income to average net assets (%)           6.54          6.83          6.50          6.44         6.11

Portfolio turnover rate (%)                                      134.41        105.57         88.79        124.95       160.89

                                                                                         Class B
                                                                -----------------------------------------------------------
                                                                                  Years ended October 31
                                                                -----------------------------------------------------------
                                                                1994(1)      1995(1)      1996(1)      1997(1)      1998(1)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                            12.91        11.66        12.55        12.40        12.61
                                                                 ------       ------        -----       ------       ------
 Net investment income ($)                                         0.72         0.73         0.71         0.70         0.68

 Net realized and unrealized gain (loss) on investments,
  options, forward contracts and foreign currency ($)             (1.27)        0.87        (0.16)        0.22         0.43
                                                                -------       ------       ------       ------       ------
Total from investment operations ($)                              (0.55)        1.60         0.55         0.92         1.11
                                                                -------       ------       ------       ------       ------
 Dividends from net investment income ($)                         (0.70)       (0.71)       (0.70)       (0.71)       (0.69)
                                                                -------      -------       ------      -------      -------
Total distributions ($)                                           (0.70)       (0.71)       (0.70)       (0.71)       (0.69)
                                                                -------      -------       ------      -------      -------
Net asset value, end of year ($)                                  11.66        12.55        12.40        12.61        13.03
                                                                =======      =======       ======      =======      =======
Total return(2)(%)                                                (4.38)       14.15         4.51         7.66         9.07

Ratios/supplemental data:

Net assets at end of year ($ thousands)                          52,319       87,908       95,218       97,253      129,976

Ratio of operating expenses to average net assets (%)              1.82         1.85         1.84         1.83         1.84

Ratio of net investment income to average net assets (%)           5.86         6.01         5.75         5.68         5.33

Portfolio turnover rate (%)                                      134.41       105.57        88.79       124.95       160.89

--------------------------------------------------------------------------------
(1) Per-share figures have been calculated using the average shares method.

(2) Does not reflect any front-end or contingent deferred sales charges.

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                        Class C
                                                                ----------------------------------------------------------
                                                                                 Years ended October 31
                                                                ----------------------------------------------------------
                                                               1994(1)      1995(1)      1996(1)      1997(1)      1998(1)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                           12.91        11.66        12.56        12.41        12.62
                                                                 -----        -----        -----        -----        -----
 Net investment income ($)                                        0.72         0.74         0.71         0.70         0.67

 Net realized and unrealized gain (loss) on investments,
  options, forward contracts and foreign currency ($)            (1.27)        0.87        (0.16)        0.22         0.44
                                                                 -----        -----        -----        -----        -----
Total from investment operations ($)                             (0.55)        1.61         0.55         0.92         1.11
                                                                 -----        -----        -----        -----        -----
 Dividends from net investment income ($)                        (0.70)       (0.71)       (0.70)       (0.71)       (0.69)
                                                                 -----        -----        -----        -----        -----
Total distributions ($)                                          (0.70)       (0.71)       (0.70)       (0.71)       (0.69)
                                                                 -----        -----        -----        -----        -----
Net asset value, end of year ($)                                 11.66        12.56        12.41        12.62        13.04
                                                                 =====        =====        =====        =====        =====
Total return(2)(%)                                               (4.38)       14.24         4.51         7.65         9.06

Ratios/supplemental data:

Net assets at end of year ($ thousands)                         13,425       13,033       14,473       16,301       27,659

Ratio of operating expenses to average net assets (%)             1.82         1.85         1.84         1.83         1.84

Ratio of net investment income to average net assets (%)          5.84         6.08         5.76         5.68         5.28

Portfolio turnover rate (%)                                     134.41       105.57        88.79       124.95       160.89


                                                                                         Class S
                                                                ----------------------------------------------------------
                                                                                 Years ended October 31
                                                                ----------------------------------------------------------
                                                                1994(1)      1995(1)      1996(1)      1997(1)     1998(1)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                           12.92        11.67        12.57        12.42        12.64
                                                                 -----        -----        -----        -----        -----
 Net investment income ($)                                        0.84         0.90         0.84         0.80         0.81

 Net realized and unrealized gain (loss) on investments,
  options, forward contracts and foreign currency ($)            (1.27)        0.84        (0.17)        0.25         0.43
                                                                 -----        -----        -----        -----        -----
Total from investment operations ($)                             (0.43)        1.74         0.67         1.05         1.24
                                                                 -----        -----        -----        -----        -----
 Dividends from net investment income ($)                        (0.82)       (0.84)       (0.82)       (0.83)       (0.82)
                                                                 -----        -----        -----        -----        -----
Total distributions ($)                                          (0.82)       (0.84)       (0.82)       (0.83)       (0.82)
                                                                 -----        -----        -----        -----        -----
Net asset value, end of year ($)                                 11.67        12.57        12.42        12.64        13.06
                                                                 =====        =====        =====        =====        =====
Total return(2)(%)                                               (3.42)       15.37         5.55         8.80        10.13

Ratios/supplemental data:

Net assets at end of year ($ thousands)                            203        5,036        7,767       32,115       31,468

Ratio of operating expenses to average net assets (%)             0.82         0.85         0.84         0.82         0.84

Ratio of net investment income to average net assets (%)          8.01         6.79         6.78         6.66         6.38

Portfolio turnover rate (%)                                     134.41       105.57        88.79       124.95       160.89

--------------------------------------------------------------------------------
(1) Per-share figures have been calculated using the average shares method.

(2) Does not reflect any front-end or contingent deferred sales charges.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Trustees of State Street Research
Financial Trust and the Shareholders of
State Street Research Government Income Fund


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Government Income Fund (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.






PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

State Street Research Government Income Fund was among the top performers in its Lipper category for the year ended October 31, 1998. The total return for the Fund's Class A shares was 9.85% (does not reflect sales charge). The Fund outperformed the average government income fund tracked by Lipper Analytical Services, which rose 9.06% during the same period.

The Fund benefited from declining U.S. interest rates and a heavier weighting in long-term bonds. The Fund's investment in long-term U.S. Treasuries helped performance, as did its avoidance of the U.S. residential mortgage market. Almost 45% of the Fund's assets were committed to high quality U.S. Treasury bonds at the end of the period.

Going forward, we expect a slowing U.S. economy. The Federal Reserve will be cautious, but may lower interest rates further. To that end, we have lengthened the Fund's duration from 5.1 to 5.4 years, slightly longer than its benchmark. Non-dollar bond exposure has been limited to the United Kingdom, Greece and New Zealand, all markets where we expect interest rates to decline over the period ahead.

October 31, 1998


Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B share or 1% Class C share contingent deferred sales charge, where applicable. The fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The Merrill Lynch Government Master and Mortgage Master Indices are commonly used measures of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.


                       Change in Value of $10,000 Based on
                   the Merrill Lynch Mortgage Master Index and
                    the Merrill Lynch Government Master Index
                 Compared to Change in Value of $10,000 Invested
                            in Government Income Fund


                        Class A Shares

   Average Annual Total Return
-----------------------------------

1 Year        5 Years      10 Years
-----------------------------------
 4.91%         5.87%        8.17%



                    Government         ML Mortgage        ML Government
                    Income Fund        Master Index       Master Index
10/31/88              9550             10,000             10,000
10/31/89            10,469             11,048             11,202
10/31/90            11,049             11,993             11,867
10/31/91            12,844             14,003             13,604
10/31/92            14,110             15,226             15,012
10/31/93            15,752             16,455             16,964
10/31/94            15,187             16,239             16,229
10/31/95            17,476             18,666             18,730
10/31/96            18,398             19,943             19,676
10/31/97            19,966             21,754             21,383
10/31/98            21,933             23,364             23,806


                        Class B Shares

   Average Annual Total Return
-----------------------------------

1 Year        5 Years      10 Years
-----------------------------------
 4.07%         5.70%        8.21%


                    Government         ML Mortgage        ML Government
                    Income Fund        Master Index       Master Index
10/31/88            10,000             10,000             10,000
10/31/89            10,962             11,048             11,202
10/31/90            11,569             11,993             11,867
10/31/91            13,449             14,003             13,604
10/31/92            14,775             15,226             15,012
10/31/93            16,432             16,455             16,964
10/31/94            15,713             16,239             16,229
10/31/95            17,937             18,666             18,730
10/31/96            18,746             19,943             19,676
10/31/97            20,182             21,754             21,383
10/31/98            22,012             23,364             23,806


                        Class C Shares

   Average Annual Total Return
-----------------------------------

1 Year        5 Years      10 Years
-----------------------------------
 8.06%         6.03%        8.22%


                    Government         ML Mortgage        ML Government
                    Income Fund        Master Index       Master Index
10/31/88            10,000             10,000             10,000
10/31/89            10,962             11,048             11,202
10/31/90            11,569             11,993             11,867
10/31/91            13,449             14,003             13,604
10/31/92            14,775             15,226             15,012
10/31/93            16,431             16,455             16,964
10/31/94            15,712             16,239             16,229
10/31/95            17,949             18,666             18,730
10/31/96            18,758             19,943             19,676
10/31/97            20,194             21,754             21,383
10/31/98            22,024             23,364             23,806


                        Class S Shares

   Average Annual Total Return
-----------------------------------

1 Year        5 Years      10 Years
-----------------------------------
10.13%         7.10%        8.81%


                    Government         ML Mortgage        ML Government
                    Income Fund        Master Index       Master Index
10/31/88            10,000             10,000             10,000
10/31/89            10,962             11,048             11,202
10/31/90            11,569             11,993             11,867
10/31/91            13,449             14,003             13,604
10/31/92            14,775             15,226             15,012
10/31/93            16,511             16,455             16,964
10/31/94            15,946             16,239             16,229
10/31/95            18,396             18,666             18,730
10/31/96            19,416             19,943             19,676
10/31/97            21,125             21,754             21,383
10/31/98            23,266             23,364             23,806

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH FINANCIAL
TRUST
--------------------------------------------------------------------------------

Fund Information                      Officers                         Trustees
State Street Research                 Ralph F. Verni                   Ralph F. Verni
Government Income Fund                Chairman of the Board,           Chairman of the Board,
One Financial Center                  President and                    President, Chief Executive
Boston, MA 02111                      Chief Executive Officer          Officer and Director,
                                                                       State Street Research &
Investment Adviser                    Peter C. Bennett                 Management Company
State Street Research &               Vice President
Management Company                                                     Steve A. Garban
One Financial Center                  John H. Kallis                   Former Senior Vice President
Boston, MA 02111                      Vice President                   for Finance and Operations and
                                                                       Treasurer, The Pennsylvania
Distributor                           E.K. Ragsdale, Jr.               State University
State Street Research                 Vice President
Investment Services, Inc.                                              Malcolm T. Hopkins
One Financial Center                  Thomas A. Shively                Former Vice Chairman of the
Boston, MA 02111                      Vice President                   Board and Chief Financial
                                                                       Officer, St. Regis Corp.
Shareholder Services                  James M. Weiss
State Street Research                 Vice President                   Edward M. Lamont
Service Center                                                         Formerly in banking
P.O. Box 8408                         Gerard P. Maus                   (with an affiliate of
Boston, MA 02266-8408                 Treasurer                        J.P. Morgan & Co. in New York);
1-800-562-0032                                                         presently engaged in private
                                      Joseph W. Canavan                investments and civic affairs
Custodian                             Assistant Treasurer
State Street Bank and                                                  Robert A. Lawrence
Trust Company                         Douglas A. Romich                Former Partner, Saltonstall & Co.
225 Franklin Street                   Assistant Treasurer
Boston, MA 02110                                                       Dean O. Morton
                                      Francis J. McNamara, III         Former Executive Vice President
Legal Counsel                         Secretary and General Counsel    Chief Operating Officer
Goodwin, Procter & Hoar LLP                                            and Director, Hewlett-Packard
Exchange Place                        Darman A. Wing                   Company
Boston, MA 02109                      Assistant Secretary and
                                      Assistant General Counsel        Susan M. Phillips
Independent Accountants                                                Dean, School of Business and
PricewaterhouseCoopers LLP            Amy L. Simmons                   Public Management, George
One Post Office Square                Assistant Secretary              Washington University; former
Boston, MA 02109                                                       Member of the Board of Governors
                                                                       of the Federal Reserve System and
                                                                       Chairman and Commissioner of
                                                                       the Commodity Futures Trading
                                                                       Commission

                                                                       Toby Rosenblatt
                                                                       President,
                                                                       The Glen Ellen Company
                                                                       Vice President,
                                                                       Founders Investments Ltd.

                                                                       Michael S. Scott Morton
                                                                       Jay W. Forrester Professor of
                                                                       Management, Sloan School of
                                                                       Management, Massachusetts
                                                                       Institute of Technology

State Street Research Government Income Fund                   Bulk Rate
One Financial Center                                         U.S. Postage
Boston, MA 02111                                                 PAID
                                                              Permit #20
                                                             Holliston, MA
                                                                 01746


Questions? Comments?

Call us at 1-800-562-0032
     [hearing-impaired 1-800-676-7876]

Write us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408

E-mail us at:
     info@ssrfunds.com

Internet site:
     www.ssrfunds.com


[STATE STREET RESEARCH LOGO]

This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied or preceded by a current State Street Research Government Income Fund prospectus. When used after December 31, 1998, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.





CONTROL NUMBER:  (exp1299)SSR-LD                                    GI-109E-1298

                         ------------------------------
                              STATE STREET RESEARCH
                         ------------------------------
                         STRATEGIC PORTFOLIOS: MODERATE
                         ------------------------------

                                  ANNUAL REPORT

                                October 31, 1998

                              ---------------------
                                  WHAT'S INSIDE
                              ---------------------
                              State Street Research


                              FROM THE CHAIRMAN
                              From good news
                              to modest results

                              PORTFOLIO MANAGER'S REVIEW
                              A disappointing year,
                              but positive signs ahead

                              FUND INFORMATION
                              Facts and figures

                              PLUS, COMPLETE PORTFOLIO HOLDINGS
                              AND FINANCIAL STATEMENTS

-------------------

   [DALBAR LOGO]

-------------------

  For Excellence
        in                                        STATE STREET RESEARCH FUNDS
Shareholder Service

FROM THE CHAIRMAN

[Photo of Ralph F. Verni]

DEAR SHAREHOLDER:
After nearly four years of uninterrupted good news, 1998 has produced more modest results for investors. On the economic front, most indicators remain positive: inflation is low; personal income has risen; and unemployment is steady at about 4.5%. Consumer confidence has fallen slightly. Investors wavered about the economy at home, while markets abroad sent stock prices down sharply in the late summer. By the end of October, however, most major market indices had rebounded, resulting in positive but single-digit returns for the year to date.

STOCKS
Earlier, the corporate profit picture was pessimistic. Financial stocks were among the hardest hit, as announcements were made that big U.S. financial institutions expected losses from loans to foreign markets. Technology companies also lost ground on lower demand from Asia. Now both the S&P 500 and the Nasdaq Composite have recovered and moved ahead. Small- company stocks remained depressed.

BONDS
Bonds have benefited from the Federal Reserve Board's two successive, one-quarter percent cuts in the federal funds rate. The yield on the bellwether long-term Treasury bond fell below 5.0%. Although the yield has risen since, high quality bonds have delivered attractive returns.

INTERNATIONAL Indications that economic growth has slowed around the world, plus specific concerns over Asia's woes, continued to bring returns down on most major foreign exchanges. Even Europe, which had delivered strong gains, felt the effects of Russia's currency problems and Japan's recession. As interest rates converge in anticipation of the euro, Europe's new common currency in 1999, Spain and Italy appear to be in the best position to grow. Germany and France are the most likely to suffer.

OUTLOOK AND OPPORTUNITIES
As investors, you may be asking where opportunities lie ahead. My answer is in diversification -- and in some of the markets that have been beaten down. But every investor is different. Now is a good time to seek advice from your financial professional. And as always, thank you for your confidence in State Street Research funds.

    Sincerely,

/s/ Ralph F. Verni

    Ralph F. Verni
    Chairman

    October 31, 1998

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended October 31, 1998, except where noted)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
FOR PERIODS ENDED 9/30/98(2)(3)                 AVERAGE ANNUAL TOTAL RETURN(2)(3)
---------------------------------------------   --------------------------------------------
            LIFE OF FUND                                    LIFE OF FUND
          (since 9/28/93)  5 YEARS   1 YEAR               (since 9/28/93)   5 YEARS   1 YEAR
---------------------------------------------   --------------------------------------------
 Class S       9.86%        9.95%     3.22%     Class S        9.98%         10.13%    6.53%
---------------------------------------------   --------------------------------------------

Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses; without subsidization performance would be lower.

(1) The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(2) Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value.

(3) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

PORTFOLIO MANAGER'S REVIEW
Strategic Portfolios: Moderate: A disappointing year, but positive signs ahead.

[Photo of Peter Bennett]
    Peter Bennett
   Portfolio Manager

Peter Bennett, portfolio manager and team leader of State Street Research Strategic Portfolios: Moderate, comments on the year ended October 31, 1998 and the Fund's strategy for the year ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: The Fund had a disappointing year. Class S shares gained 6.53% for the 12 months ended October 31, 1998. It underperformed the average balanced fund, which rose 9.13%, according to Lipper Analytical Services. It also lagged the S&P 500, which gained 22.01% for the period.(1)

Q: WHAT ACCOUNTED FOR THE FUND'S WEAK PERFORMANCE?
A: Our decision to underweight stocks, in general, hurt the Fund, because stocks did much better than bonds for the 12 months - despite weakness late in the period. Also, to the extent that the Fund was invested in small-cap growth stocks, mid-cap value stocks and high-yield bonds, there was a further drag on performance, because these sectors were all underperformers.

Q: HAVE YOU ALTERED THE FUND'S ASSET ALLOCATION AS A RESULT OF LAST YEAR'S PERFORMANCE?
A: No. At the end of the year, approximately 42% of the Fund's assets were invested in stocks. While we were disap pointed in last year's performance, there are still a lot of uncertainties for the stock market, and we believe our decision to underweight stocks, in general, is a prudent move going forward. We also believe that the Fund's investments in small and mid- cap stocks have the potential to recover. We did not sell them on weakness.

Q: WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?
A: We remain cautious, but there are some positive signs: the stock market has started to recover from a weak September, helped by the Federal Reserve's back-to-back interest-rate cuts. Japan has taken steps to address problems in its banking system. The International Monetary Fund has come up with a $40 billion package to help stabilize the situation in Brazil.

All of these are positive signs for the world's financial markets and for the United States economy. However, we're not out of the woods. Our expectation is for modest growth in corporate profits in 1999. There's still a lot of uncertainty, and we expect continued volatility going forward. As a result, our strategy is to remain somewhat underweighted in U.S. equities, overweighted in high-grade bonds relative to our normal target mix and, in general, to continue to focus on quality and liquidity.

October 31, 1998

------------------------------------------------------------------------------
------------------------------------------------------------------------------
ASSET ALLOCATION           TOP 5 BOND SECTORS      TOP 5 EQUITIY INDUSTRIES
(by percentage              (by percentage            (by percentage
 of net assets)             of net assets)            of net assets)

Bonds          53%        U.S. TREASURY    15.1%     COMPUTER SOFTWARE     3.9%
Equities       42%        FINANCE/MORTGAGE 10.8%     & SERVICE
Cash            5%        CORPORTATE       10.1%     INSURANCE             3.7%
                          U.S. AGENCY       9.8%     ELECTRIC              3.5%
                          MORTGAGE                   RETAIL TRADE          3.2%
                          FOREIGN           5.8%     OIL                   2.5%
                          GOVERNMENT

                          Total:           51.6%     Total:               16.8%

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
October 31, 1998
------------------------------------------------------------------------------
                                                                     VALUE
                                                        SHARES       NOTE 1)
--------------------------------------------------------------------------------

EQUITY SECURITIES 42.5%
BASIC INDUSTRIES 4.8%
CHEMICAL 1.3%
Agrium Inc. .........................................      19,600    $   205,800
Cabot Corp. .........................................      10,800        303,075
Cambrex Corp. .......................................       1,900         48,569
Cordant Technologies Inc. ...........................       1,000         40,687
                                                                     -----------
                                                                         598,131
                                                                     -----------
DIVERSIFIED 1.1%
Johnson Controls Inc. ...............................       1,500         84,375
Mark IV Industries Inc. .............................      12,600        193,725
Ogden Corp. .........................................       7,900        212,313
                                                                     -----------
                                                                         490,413
                                                                     -----------
ELECTRICAL EQUIPMENT 0.4%
Asia Pacific Wire & Cable Corp. Ltd.* ...............      13,600         34,850
General Electric Co. ................................       1,600        140,000
                                                                     -----------
                                                                         174,850
                                                                     -----------
MACHINERY 1.2%
Harsco Corp. ........................................         900         29,475
Howmet International Inc.* ..........................      14,100        211,500
ITEQ Inc.* ..........................................       6,500         17,469
Sundstrand Corp. ....................................       1,600         75,100
Tyco International Ltd. .............................       2,200        136,262
Valeo SA ............................................         700         60,602
Valeo SA Wts.* ......................................         700          3,780
                                                                     -----------
                                                                         534,188
                                                                     -----------
METAL & MINING 0.5%
General Cable Corp.* ................................         950         18,763
Kennametal Inc. .....................................       4,200         87,150
Shaw Communications Inc. Cl. B ......................       3,800         76,000
Wyman-Gordon Co.* ...................................       1,500         21,562
                                                                     -----------
                                                                         203,475
                                                                     -----------
TRUCKERS 0.3%
CNF Transportation Inc. .............................         400         12,100
Laidlaw Inc. ........................................      13,900        131,181
                                                                     -----------
                                                                         143,281
                                                                     -----------
Total Basic Industries ..............................                  2,144,338
                                                                     -----------
CONSUMER CYCLICAL 5.7%
AUTOMOTIVE 0.5%
Copart Inc.* ........................................         600         13,200
Gencorp Inc. ........................................       7,800        172,575
Teleflex Inc. .......................................         400         15,475
                                                                     -----------
                                                                         201,250
                                                                     -----------
BUILDING 0.0%
Golf Trust of America Inc.* .........................         400         10,700
                                                                     -----------
HOTEL & RESTAURANT 1.0%
CKE Restaurants Inc.* ...............................         530         13,946
Harrah's Entertainment Inc.* ........................       9,200        129,950
McDonald's Corp. ....................................       2,100        140,437
Mirage Resorts Inc.* ................................       9,000        152,437
Motels of America Inc.*+ ............................          75            619
Servico Inc.* .......................................         900          4,388
                                                                     -----------
                                                                         441,777
                                                                     -----------
RECREATION 1.0%
American Tower Corp. Cl. A* .........................       1,100         24,063
Chancellor Media Corp. ..............................       3,100        118,962
Cinar Films Inc. Cl. B* .............................       1,400         29,575
Cox Communications Inc. Cl. A* ......................       1,300         71,337
GTech Holdings Corp.* ...............................       2,900         69,600
MediaOne Group Inc.* ................................       2,300         97,319
Steiner Leisure Ltd.* ...............................       1,900         46,313
                                                                     -----------
                                                                         457,169
                                                                     -----------
RETAIL TRADE 3.2%
Blyth Industries Inc.* ..............................         700         19,338
CSK Auto Corp.* .....................................         700         18,244
CVS Corp. ...........................................       3,600        164,475
Hannaford Brothers Co. ..............................       6,300        276,019
Home Depot Inc. .....................................       3,600        156,600
Jones Apparel Group Inc.* ...........................       1,400         24,150
Kroger Co.* .........................................       2,500        138,750
Linens 'n Things Inc.* ..............................         600         18,563
Safeway Inc. ........................................       3,000        143,437
Saks Inc.* ..........................................       1,550         35,262
Staples Inc.* .......................................       2,300         75,037
Stride Rite Corp. ...................................       1,600         14,600
Wal-Mart Stores, Inc. ...............................       2,000        138,000
Wolters Kluwer NV* ..................................         900        174,369
                                                                     -----------
                                                                       1,396,844
                                                                     -----------
TEXTILE & APPAREL 0.0%
Maxwell Shoe Inc. Cl. A* ............................       1,200         14,100
                                                                     -----------
Total Consumer Cyclical .............................                  2,521,840
                                                                     -----------
CONSUMER STAPLE 10.1%
BUSINESS SERVICE 1.7%
A.C. Nielson Corp.* .................................      14,100        377,175
Apollo Group Inc. Cl. A* ............................       3,050         97,981
Aviation Sales Co.* .................................         300          9,975
Bright Horizons Family Solutions Corp.* .............         500          9,250
Hagler Bailly Inc.* .................................       1,300         30,550
Lamar Advertising Co. Cl. A* ........................       1,000         31,219
Maximus Inc.* .......................................       1,400         40,600
Metris Companies Inc.* ..............................         400         13,150
Pacific Gateway Exchange Inc.* ......................         800         23,100
ProBusiness Services Inc.* ..........................         700         25,594
Staff Leasing Inc.* .................................       1,100         13,613
Strayer Education Inc. ..............................         300         10,200
United Rentals Inc.* ................................         900         24,187
Waddell & Reed Financial Inc. Cl. A* ................         500         10,469
Young & Rubicam Inc.* ...............................       1,400         36,575
                                                                     -----------
                                                                         753,638
                                                                     -----------
CONTAINER 0.9%
Ball Corp. ..........................................       9,100        383,906
                                                                     -----------
DRUG 1.5%
Ascent Pediatrics Inc.* .............................         800          1,800
Atrix Laboratories Inc.* ............................       1,100         11,138
Axogen Ltd. ADR* ....................................         600         38,700
Biovail Corp.* ......................................       3,100         96,681
Intelligent Polymers Ltd.* ..........................       3,400         78,200
Kos Pharmaceuticals, Inc.* ..........................       3,000         16,500
Pathogenesis Corp.* .................................         900         36,000
Pfizer Inc. .........................................         900         96,581
PharmaPrint Inc.* ...................................       1,300         12,919
Schering-Plough Corp. ...............................       1,600        164,600
Spiros Development Corp.* ...........................       2,500         26,875
Warner-Lambert Co. ..................................       1,200         94,050
                                                                     -----------
                                                                         674,044
                                                                     -----------
FOOD & BEVERAGE 2.2%
Coca-Cola Co. .......................................       2,300        155,537
Coca-Cola Enterprises Inc. ..........................       3,700        133,431
Golden State Vintners Inc. Cl. B* ...................       1,200         12,600
H.J. Heinz Co. ......................................       1,100         63,938
Keebler Foods Co.* ..................................       2,900         83,375
Q.P. Corp. ..........................................      11,500         87,695
Snow Brand Milk Products Co. ........................      26,200         96,638
Takara Shuzo Co. ....................................      27,000        144,982
Whitman Corp. .......................................       9,400        201,512
                                                                     -----------
                                                                         979,708
                                                                     -----------
HOSPITAL SUPPLY 1.7%
Abbott Laboratories .................................       2,900        136,119
Aviron Corp.* .......................................       1,300         24,700
Healthsouth Corp.* ..................................       1,206         14,623
Henry Schein Inc.* ..................................         300         11,606
IMPATH Inc.* ........................................         900         27,562
Johnson & Johnson ...................................       2,200        179,300
Medtronic Inc. ......................................       1,100         71,500
NCS Healthcare Inc. Cl. A* ..........................       1,400         24,675
Quorum Health Group Inc.* ...........................       8,000        116,000
Total Renal Care Holdings Inc.* .....................       6,600        161,700
                                                                     -----------
                                                                         767,785
                                                                     -----------
PERSONAL CARE 0.2%
DeVry Inc.* .........................................       1,200         26,400
Wesley Jessen VisionCare Inc.* ......................       2,200         39,325
                                                                     -----------
                                                                          65,725
                                                                     -----------
PRINTING & PUBLISHING 1.9%
Hollinger International, Inc. Cl. A* ................      18,500        240,500
Prosieben Media AG* .................................       3,200        164,202
Torstar Corp. Cl. B* ................................       7,900         93,950
Valassis Communications Inc.* .......................       8,900        354,887
                                                                     -----------
                                                                         853,539
                                                                     -----------
Total Consumer Staple ...............................                  4,478,345
                                                                     -----------
ENERGY 2.6%
OIL 2.5%
Abacan Resource Corp.* ..............................      11,300          3,531
Amoco Corp. .........................................       1,800        101,025
British Petroleum Co. PLC* ..........................       7,500        110,088
Energy Africa Ltd.* .................................      23,300         39,544
Exxon Corp. .........................................       1,700        121,125
Gulfstream Resources Ltd. ...........................       4,200         11,704
IRI International Corp.* ............................       1,300          7,069
KCS Energy Inc. .....................................       2,000         10,125
Maxx Petroleum Ltd.* ................................       3,700          9,019
Mobil Corp. .........................................       1,700        128,669
Oryx Energy Co. .....................................       7,000         98,000
Post Energy Corp.* ..................................       3,900         12,006
PTT Exploration & Production Public Co. Ltd.* .......       7,500         72,255
Seagull Energy Corp.* ...............................       9,512        113,549
Seven Seas Petroleum Inc.* ..........................       1,300         11,456
Talisman Energy Inc. ................................         570         12,540
Tosco Corp. .........................................       2,200         61,738
Total SA Cl. B ADR ..................................       2,200        128,700
Unocal Corp. ........................................       1,600         54,300
                                                                     -----------
                                                                       1,106,443
                                                                     -----------
OIL SERVICE 0.1%
Atwood Oceanics Inc.* ...............................         700         19,687
Cliffs Drilling Co.* ................................         500         11,437
NewPark Resources Inc.* .............................       1,700         16,044
Willbros Group Inc.* ................................       1,100          7,288
                                                                     -----------
                                                                          54,456
                                                                     -----------
Total Energy ........................................                  1,160,899
                                                                     -----------
FINANCE 6.1%
BANK 1.6%
Banco Di Roma .......................................      56,300         98,209
BHF Bank AG .........................................       1,800         69,273
Chase Manhattan Corp. ...............................       1,900        107,944
City National Corp.* ................................         400         13,675
Commercial Federal Corp. ............................         350          7,941
Golden State Bancorp Inc. ...........................       1,000         19,187
Golden State Bancorp Inc. Wts.* .....................       1,000          4,875
National Bank of Canada .............................      14,700        220,071
One Valley Bancorp Inc.* ............................         400         12,950
TCF Financial Corp. .................................         500         11,781
U.S. Bancorp ........................................       3,800        138,700
                                                                     -----------
                                                                         704,606
                                                                     -----------
FINANCIAL SERVICE 0.8%
Federal National Mortgage Association ...............       2,400        169,950
First Industrial Realty Trust Inc. ..................         500         12,813
Heller Financial Inc. Cl. A .........................         700         16,800
Household International Inc. ........................       1,500         54,844
IndyMac Mortgage Holdings Inc. ......................       1,100         12,031
Knight/Trimark Group, Inc. Cl. A* ...................       1,400         11,375
Liberty Property Trust ..............................         500         11,500
Nomura Securities Co. ...............................       7,600         57,368
T & W Financial Corp.* ..............................       2,100         24,675
                                                                     -----------
                                                                         371,356
                                                                     -----------
INSURANCE 3.7%
Ace Ltd. ............................................      11,300        382,787
AMBAC Inc. ..........................................       5,500        320,031
American International Group Inc. ...................       1,100         93,775
ARM Financial Group, Inc. Cl. A .....................       1,200         23,025
Capital Re Corp. ....................................         800         14,650
Citigroup Inc. ......................................       2,200        103,538
Envoy Corp.* ........................................         800         23,600
Exel Ltd. Cl. A .....................................       4,188        320,120
Mutual Risk Management Ltd. .........................         632         21,370
Orion Capital Corp. .................................         100          3,419
Saint Paul Companies, Inc. ..........................       1,000         33,125
Terra Nova Holdings Ltd. Cl. A* .....................         500         13,875
Transamerica Corp. ..................................         400         41,600
UNUM Corp. ..........................................       5,900        262,181
                                                                     -----------
                                                                       1,657,096
                                                                     -----------
Total Finance .......................................                  2,733,058
                                                                     -----------

SCIENCE & TECHNOLOGY 7.2%
COMPUTER SOFTWARE & SERVICE 3.9%
America Online Inc.* ................................       1,000        127,062
Ascend Communications Inc.* .........................       2,700        130,275
Automatic Data Processing Inc. ......................       1,200         93,375
Broadcast.com Inc.* .................................         100          4,988
Check Point Software Technologies Ltd.* .............         900         20,475
Cisco Systems Inc.* .................................       2,375        149,625
Duane Reade Inc.* ...................................         300         11,588
EMC Corp.* ..........................................       2,500        160,937
Fore Systems Inc.* ..................................       1,300         20,313
International Telecomm Systems Inc.* ................         900         21,488
IXOS Software AG ....................................         300         32,599
META Group Inc.* ....................................         600         14,400
Microsoft Corp.* ....................................         800         84,700
Microstrategy Inc. Cl. A* ...........................         400          9,750
Nintendo Co. Ltd.* ..................................       2,500        211,443
Nova Corp.* .........................................       1,900         54,862
Platinum Technology Inc.* ...........................       1,400         23,012
Radiant Systems Inc.* ...............................       2,400         16,200
Sema Group PLC* .....................................      10,200         82,627
Softbank Corp. ......................................       2,500        108,938
Summitt Design Inc.* ................................       1,700         14,238
Tietotehdas Corp. ...................................       3,600        109,329
Transition Systems Inc.* ............................       1,100         11,481
Ultimate Software Group Inc.* .......................       1,900         13,300
Verio Inc.* .........................................         800         11,100
Walker Interactive Systems, Inc.* ...................       2,800         14,000
Wang Laboratories Inc.* .............................       1,100         23,512
Wind River Systems Inc.* ............................         400         17,525
WM Data AB Cl. B* ...................................       3,200        116,423
Xylan Corp.* ........................................       1,100         17,600
                                                                     -----------
                                                                       1,727,165
                                                                     -----------
ELECTRONIC COMPONENTS 1.1%
Analog Devices Inc.* ................................       2,100         41,738
Cymer Inc.* .........................................         800          9,800
Digital Microwave Corp.* ............................       3,780         16,538
Dupont Photomasks Inc.* .............................         200          7,250
Intel Corp. .........................................       1,400        124,862
Lernout & Hauspie Speech Products NV ADR* ...........       2,600        103,025
ONIX Systems Inc.* ..................................       1,900         11,875
Remec Inc.* .........................................       4,550         47,775
RF Micro Devices Inc.* ..............................         900         21,375
Rohm Co.* ...........................................       1,000         88,351
                                                                     -----------
                                                                         472,589
                                                                     -----------
ELECTRONIC EQUIPMENT 1.3%
Advanced Fibre Communications, Inc.* ................       1,700         16,469
Aeroflex Inc.* ......................................       6,900         77,625
L-3 Communications Holding Corp.* ...................         200          8,600
L.M. Ericsson Telephone Co. Cl. B* ..................       5,000        112,734
Lucent Technologies Inc. ............................       2,000        160,375
Nokia AB Cl. K* .....................................       1,400        127,301
Novellus Systems Inc.* ..............................         200          7,762
SLI Inc.* ...........................................       4,650         77,887
Spectrian Corp.* ....................................         800          8,550
                                                                     -----------
                                                                         597,303
                                                                     -----------
OFFICE EQUIPMENT 0.9%
International Business Machines Corp. ...............       1,000        148,438
NCR Corp. ...........................................       1,200         40,350
Silicon Graphics Inc.* ..............................       4,400         49,500
Xerox Corp. .........................................       1,700        164,687
                                                                     -----------
                                                                         402,975
                                                                     -----------
Total Science & Technology ..........................                  3,200,032
                                                                     -----------
UTILITY 6.0%
ELECTRIC 3.5%
Consolidated Edison Inc. ............................         800         40,100
DQE, Inc. ...........................................       1,000         39,437
Duke Energy Co. .....................................       2,000        129,375
Edison International Corp. ..........................       1,400         36,925
GPU Inc. ............................................       4,400        189,750
Illinova Corp. ......................................       8,800        222,750
Montana Power Co. ...................................       2,400        103,950
OGE Energy Corp. ....................................       8,000        212,500
Pinnacle West Capital Corp. .........................       6,300        276,019
Texas Utilities Co. .................................         900         39,375
Unicom Corp. ........................................       3,200        120,600
Western Resources Inc. ..............................       4,800        168,000
                                                                     -----------
                                                                       1,578,781
                                                                     -----------
NATURAL GAS 0.8%
Calpine Corp.* ......................................       1,300         28,925
Williams Companies Inc. .............................      11,187        306,944
                                                                     -----------
                                                                         335,869
                                                                     -----------
TELEPHONE 1.7%
AirTouch Communications Inc.* .......................       2,000        112,000
Bellsouth Corp. .....................................       1,600        127,700
Cable & Wireless PLC ................................       5,200         39,164
Clearnet Communications Inc. Wts.* ..................         495          2,104
MCI Worldcom Inc.* ..................................       4,700        259,675
Qwest Communications International Inc.* ............       2,200         86,075
Telecom Italia SPA* .................................      18,700        135,156
Viatel Inc. Pfd(+)+ .................................          24          1,440
                                                                     -----------
                                                                         763,314

                                                                     -----------
Total Utility .......................................                  2,677,964

                                                                     -----------
Total Equity Securities (Cost $17,627,579) ..........                 18,916,476
                                                                     -----------

----------------------------------------------------------------------------------------------------------------
                                                        PRINCIPAL             MATURITY
                                                         AMOUNT                 DATE
----------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 52.8%
U.S. TREASURY 15.1%
U.S. Treasury Bond, 12.00% .......................         $  150,000           8/15/2013               231,587
U.S. Treasury Bond, 8.75% ........................          1,025,000           5/15/2017             1,431,638
U.S. Treasury Bond, 8.50% ........................            150,000           2/15/2020               208,383
U.S. Treasury Bond, 6.875% .......................            175,000           8/15/2025               211,941
U.S. Treasury Bond, 6.625% .......................            875,000           2/15/2027             1,036,052
U.S. Treasury Note, 6.375% .......................          1,000,000           8/15/2002             1,067,810
U.S. Treasury Note, 6.25% ........................            150,000           8/31/2002               159,539
U.S. Treasury Note, 5.75% ........................             75,000           4/30/2003                79,465
U.S. Treasury Note, 7.875% .......................            575,000          11/15/2004               676,073
U.S. Treasury Note, 7.00% ........................            250,000           7/15/2006               287,890
U.S. Treasury Note TIPS, 3.625% ..................            202,036           4/15/2028               202,161
U.S. Treasury STRIPS, 0.00% ......................            225,000          11/15/2001               197,273
U.S. Treasury STRIPS, 0.00% ......................            600,000           5/15/2003               490,776
U.S. Treasury STRIPS, 0.00% ......................            650,000           5/15/2007               432,874
                                                                                                    -----------
                                                                                                      6,713,462
                                                                                                    -----------

----------------------------------------------------------------------------------------------------------------
                                                        PRINCIPAL             MATURITY              VALUE
                                                         AMOUNT                 DATE               (NOTE 1)
----------------------------------------------------------------------------------------------------------------
U.S. AGENCY MORTGAGE 9.8%
Federal Home Loan Mortgage
  Corp., 6.00% ...................................         $  534,612           4/01/2013           $   536,783
Federal National Mortgage
  Association, 9.50% .............................            102,304          10/01/2003               105,549
Federal National Mortgage
  Association, 7.00% .............................            120,253          12/01/2007               124,309
Federal National Mortgage
  Association, 8.00% .............................            143,371           4/01/2008               149,269
Federal National Mortgage
  Association, 6.00% .............................            175,000           5/15/2008               185,500
Federal National Mortgage
  Association, 7.50% .............................            366,580          11/01/2027               375,858
Federal National Mortgage
  Association REMIC Series
  1993-102H, 6.80% ...............................            100,000           9/25/2022               104,781
Federal National Mortgage
  Association TBA, 6.50% .........................            325,000          11/17/2013               330,282
Federal National Mortgage
  Association TBA, 6.00% .........................            550,000          11/12/2028               543,125
Federal National Mortgage
  Association TBA, 6.50% .........................          1,425,000          11/12/2028             1,435,242
Government National Mortgage Association, 6.50% ..             82,259           2/15/2009                83,930
Government National Mortgage Association, 6.50% ..            178,699           5/15/2009               182,007
Government National Mortgage Association, 7.00% ..            117,371           2/15/2025               120,195
Government National Mortgage Association TBA,
  7.00% ..........................................            100,000          11/18/2028               102,281
                                                                                                    -----------
                                                                                                      4,379,111
                                                                                                    -----------
FOREIGN GOVERNMENT 5.8%
                                                       Greek Drachma
Republic of Greece, 8.80% ........................        175,000,000           6/19/2007               645,296
                                                  New Zealand Dollar
Government of New Zealand, 10.00% ................            825,000           3/15/2002               499,636
Government of New Zealand, 8.00% .................          1,000,000          11/15/2006               618,313
                                                      Pound Sterling
United Kingdom Treasury, 8.50% ...................            400,000          12/07/2005               803,376
                                                                                                    -----------
                                                                                                      2,566,621
                                                                                                    -----------
FINANCE/MORTGAGE 10.8%
Advanta Credit Card Master Trust Series 1996-A Cl.
  A1, 6.00% ......................................          $  75,000          11/15/2005                76,476
Arcadia Automobile Trust
  97-C A5, 6.55% .................................            100,000           6/15/2005               101,375
AT&T Capital Corp. Note, 6.25% ...................            200,000           5/15/2001               198,452
Auto Leasing Investment Trust LLC
  1997-A4, 6.07%+ ................................            100,000           8/14/2002               101,968
Capital One Bank Note, 6.15% .....................            150,000           6/01/2001               149,471
Capital One Bank Note, 7.08% .....................            150,000          10/30/2001               151,923
Chase Manhattan Master Trust
  96-3A, 7.04% ...................................            175,000           2/15/2005               182,000
Commercial Credit Group Inc.
  Note, 6.45% ....................................            200,000           7/01/2002               205,124
Countrywide Funding Corp. Note, 6.58%                         150,000           9/21/2001               154,833
Countrywide Funding Corp. Note, 6.46%                         225,000           2/10/2003               233,593
CS First Boston Mortgage Securities Corp. Series
  96-2A, 6.32% ...................................             22,485           3/25/2005                22,408
ERAC USA Finance Co., 6.75%+ .....................            250,000           5/15/2007               252,450
GE Global Insurance Holding Corp.
  Note, 7.00% ....................................            200,000           2/15/2026               215,032
GMAC Commercial Mortgage Security Inc. 97-C2 Cl.
  A, 6.45% .......................................             96,170          12/15/2004                98,093
GS Mortgage Securities Corp., 6.86% ..............            200,000           7/13/2030               208,250
Household Finance Co. Note, 6.75% ................            100,000           6/01/2000               101,644
IBM Credit Corp. Note, 5.79% .....................            200,000           3/20/2000               202,352
LB Commercial Conduit Mortgage Trust 97-LL1-A1,
  6.79% ..........................................            195,521           6/12/2004               203,342
LB Commercial Conduit Mortgage Trust 98C1-A1,
  6.33% ..........................................             95,555          11/18/2004                96,600
MBNA Corp. Sr. Note, 6.875% ......................            100,000          11/15/2002               105,321
MBNA Corp. Sr. Note, 6.15% .......................            250,000          10/01/2003               258,328
MBNA Master Credit Card Trust Series 98-JA, 5.25%             375,000           2/15/2006               373,912
Morgan Stanley Capital Inc.
  98-A1, 6.22% ...................................             98,209           5/03/2005                98,576
Morgan Stanley Capital Inc.
  98-A1, 6.19% ...................................             96,103           1/15/2007                97,332
Prime Credit Card Master Trust Series 1995-1A,
  6.75% ..........................................            125,000          11/15/2005               129,844
Prime Credit Card Master Trust Series 1996-1A,
  6.70% ..........................................            100,000           7/15/2004               103,062
Prudential Home Mortgage Securities Co. Series
  93-29 A-6 PAC, 6.75% ...........................             34,555           8/25/2008                34,652
Railcar Leasing LLC Sr. Sec.
  Note, 6.75%+ ...................................            146,674           7/15/2006               150,203
Sears Credit Account Master Trust Series 1997-1A,
  6.20% ..........................................            100,000           7/16/2007               102,156
Sears Credit Account Master Trust Series 1998-2A,
  5.25% ..........................................            200,000          10/16/2008               198,113
Zurich Capital Trust Note, 8.38%+ ................            200,000           6/01/2037               214,808
                                                                                                    -----------
                                                                                                      4,821,693
                                                                                                    -----------
CORPORATE 10.1%
Allbritton Communications Co. Sr. Sub. Deb., 9.75%             25,000          11/30/2007                25,250
Ameristar Casinos Inc. Sr. Sub.
  Note, 10.50%+ ..................................            100,000           8/01/2004                94,000
Archibald Candy Corp. Sr. Sec.
  Note, 10.25% ...................................            125,000           7/01/2004               126,250
California Infrastructure Development Series 1997-
  A7, 6.42% ......................................            100,000           9/25/2008               103,813
Chevron Corp. Profit Sharing
  Note, 8.11% ....................................             92,000          12/01/2004               100,485
Coca-Cola Enterprises Inc., 5.75% ................            200,000          11/01/2008               200,875
Coca-Cola Enterprises Inc. Deb., 6.75%                        200,000           9/15/2028               199,516
Columbia/HCA Healthcare Corp.
  Note, 6.50% ....................................            200,000           3/15/1999               199,256
Columbia/HCA Healthcare Corp.
  Note, 7.69% ....................................            100,000           6/15/2025                85,356
Columbia/HCA Healthcare Corp.
  Note, 7.75% ....................................            100,000           7/15/2036                86,425
Edison Mission Energy Funding Corp. Series A Note,
  6.77%+ .........................................            172,855           9/15/2003               179,052
Empire Gas Corp. Sr. Sec. Note, 7.00% to 7/14/99,
  12.875% from 7/15/99
  to maturity ....................................            250,000           7/15/2004               193,750
Envirosource Inc. Note, 9.75% ....................            125,000           6/15/2003               120,000
First Wave Marine Inc. Sr.
  Note, 11.00% ...................................            150,000           2/01/2008               143,250
Fort James Corp. Note, 6.23% .....................             75,000           3/15/2001                76,160
Fort James Corp. Sr. Note, 6.625% ................            200,000           9/15/2004               202,830
Healthsouth Corp. Sr. Note, 6.875%+ ..............            100,000           6/15/2005                96,861
International Shipholding Corp. Sr. Note Series B,
  7.75% ..........................................            250,000          10/15/2007               233,750
J.B. Poindexter Inc. Sr. Note, 12.50% ............             50,000           5/15/2004                45,000
New York State Power Authority, Revenue Bonds,
  Series D, 6.17% ................................            150,000           2/15/2001               153,562
News America Holdings Inc.
  Deb., 7.375% ...................................            200,000          10/17/2008               207,316
Norcal Waste Systems Inc. Series B Sr. Note,
  13.50% .........................................            200,000          11/15/2005               220,000
Ocean Energy Inc. Series B Sr.
  Note, 7.625%+ ..................................             50,000           7/01/2005                47,500
Owens-Illinois Inc. Sr. Deb., 7.50% ..............            150,000           5/15/2010               157,546
Pool Energy Services Co. Sr. Sub.
  Note, 8.625% ...................................            150,000           4/01/2008               138,000
Prime Succession Inc. Sr. Sub.
  Note, 10.75% ...................................            100,000           8/15/2004                91,000
RSL Communications Ltd. Sr.
  Note, 12.25% ...................................            200,000          11/15/2006               206,000
Spanish Broadcasting Systems Inc. Sr. Note, 12.50%
  ................................................            100,000           6/15/2002               108,500
U.S.A. Mobile Communications Inc. Sr. Note, 9.50%             200,000           2/01/2004               150,000
United Technologies Corp. Note, 6.70%                         100,000           8/01/2028               103,800
Viatel Inc. Sr. Note, 11.25%+ ....................             50,000           4/15/2008                40,000
Westpoint Stevens Inc. Sr.
  Note, 7.875%+ ..................................            250,000           6/15/2008               251,094
Wisconsin Central Transportation Corp. Note,
  6.625% .........................................            100,000           4/15/2008                98,413
                                                                                                    -----------
                                                                                                      4,484,610
                                                                                                    -----------
CANADIAN-YANKEE 1.2%
Province of Ontario Deb., 5.50% ..................            175,000          10/01/2008               173,922
Province of Quebec Deb., 7.50% ...................             75,000           7/15/2023                82,301
Trans-Canada Pipelines Ltd. Note, 6.43%                       100,000           3/15/2004               102,867
Usinor Sacilor Note, 7.25% .......................            100,000           8/01/2006               102,026
Woodside Finance Ltd. Note, 6.60%+ ...............            100,000           4/15/2008                94,302
                                                                                                    -----------
                                                                                                        555,418
                                                                                                    -----------
Total Fixed Income Securities (Cost $23,134,527) ........................................            23,520,915
                                                                                                    -----------
COMMERCIAL PAPER 10.5%
American Express Credit Corp., 5.12% ..............          724,000          11/02/1998                724,000
American Express Credit Corp., 5.18% ..............          450,000          11/02/1998                450,000
American Express Credit Corp., 5.10% ..............        1,000,000          11/12/1998              1,000,000
Ford Motor Credit Co., 5.13% ......................        1,961,000          11/05/1998              1,961,000
General Electric Capital Corp., 5.43% .............          257,000          11/05/1998                257,000
General Electric Capital Corp., 5.06% .............          303,000          11/12/1998                303,000
                                                                                                    -----------
Total Commercial Paper (Cost $4,695,000) ...............................................              4,695,000
                                                                                                    -----------

---------------------------------------------------------------------------------------------------------------
                                                                              SHARES
---------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 23.5%
State Street Navigator Securities Lending Prime Portfolio ................... 10,483,857             10,483,857
                                                                                                    -----------
Total Short-Term Investments (Cost $10,483,857) ........................................             10,483,857
                                                                                                    -----------
Total Investments (Cost $55,940,963) - 129.3% ..........................................             57,616,248
Cash and Other Assets, Less Liabilities - (29.3%) ......................................            (13,046,349)
                                                                                                    -----------
Net Assets - 100.0% ....................................................................            $44,569,899
                                                                                                    ===========

Federal Income Tax Information:
At October 31, 1998, the net unrealized appreciation of investments based on cost for
  Federal income tax purposes of $56,027,309 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess
  of value over tax cost ...............................................................            $ 3,510,387
Aggregate gross unrealized depreciation for all investments in which there is an excess
  of tax cost over value ...............................................................             (1,921,448)
                                                                                                    -----------
                                                                                                    $ 1,588,939
                                                                                                    ===========

-------------------------------------------------------------------------------

ADR Stands for American Depositary Receipt, representing ownership of foreign securities.

TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond c ustomary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no m ore than 1%.

  *  Nonincome-producing securities.

(+)  Payments of income may be made in cash or in the form of securities.

  + Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securit ies among certain qualified buyers. The total cost and market value of Rule 144A securities owned at October 31, 1998 were $1,521, 148 and $1,524,297 (3.42% of net assets), respectively.
     Futures contracts open at October 31, 1998, are as follows:

                                                    EXPIRATION      UNREALIZED
     TYPE                        NOTIONAL AMOUNT      MONTH        APPRECIATION
     --------------------------------------------------------------------------

10 year U.S. Treasury Notes        $200,000        December, 1998      $ 2,687

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Forward currency exchange contracts outstanding at October 31, 1998, are as follows:

                                                                                                            UNREALIZED
                                                                                              CONTRACT     APPRECIATION   DELIVERY
                                                                            TOTAL VALUE         PRICE     (DEPRECIATION)    DATE
-----------------------------------------------------------------------------------------------------------------------------------

Sell Canadian dollars, Buy U.S. dollars                                      332,786 CAD     .66122 CAD     $   4,363      12/15/98
Sell Deutsche marks, Buy U.S. dollars                                        361,000 DEM     .56465 DEM       (14,238)     11/13/98
Sell Deutsche marks, Buy U.S. dollars                                        350,000 DEM     .56484 DEM       (13,738)     11/13/98
Sell Deutsche marks, Buy U.S. dollars                                        390,000 DEM     .56453 DEM       (15,432)     11/13/98
Sell British pounds, Buy U.S. dollars                                        470,000 GBP    1.69865 GBP         14,993      1/22/99
Sell Japanese yen, Buy U.S. dollars                                       86,726,934 JPY     .00725 JPY      (120,099)     12/16/98
Buy New Zealand dollars, Sell U.S. dollars                                   177,000 NZD     .52700 NZD            486     11/13/98
Sell New Zealand dollars, Buy U.S. dollars                                 1,170,000 NZD     .50100 NZD       (33,633)     11/13/98
Sell New Zealand dollars, Buy U.S. dollars                                    90,000 NZD     .50741 NZD        (2,010)     11/13/98
Sell New Zealand dollars, Buy U.S. dollars                                    47,000 NZD     .50400 NZD        (1,210)     11/13/98
Sell New Zealand dollars, Buy U.S. dollars                                   450,000 NZD     .52640 NZD        (1,837)      1/22/99
Sell New Zealand dollars, Buy U.S. dollars                                   430,000 NZD     .52550 NZD        (2,142)      1/22/99
                                                                                                            ---------
                                                                                                            $(184,497)
                                                                                                            =========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 1998

ASSETS
Investments, at value (Cost $55,940,963) (Note 1) ........  $57,616,248
Cash .....................................................        5,042
Receivable for securities sold ...........................    1,987,777
Interest and dividends receivable ........................      378,238
Receivable from Distributor (Note 3) .....................       30,468
Receivable for open forward contracts ....................       19,842
Receivable for fund shares sold ..........................        2,741
Other assets .............................................       23,690
                                                            -----------
                                                             60,064,046
LIABILITIES
Payable for collateral received on securities loaned .....   10,483,857
Payable for securities purchased .........................    4,561,183
Payable for open forward contracts .......................      204,339
Accrued transfer agent and shareholder services
  (Note 2) ...............................................       88,097
Accrued management fee (Note 2) ..........................       24,247
Accrued trustees' fees (Note 2) ..........................       16,302
Payable for variation margin (Note 1) ....................        1,563
Payable for fund shares redeemed .........................          885
Other accrued expenses ...................................      113,674
                                                            -----------
                                                             15,494,147
                                                            -----------
NET ASSETS                                                  $44,569,899
                                                            ===========
Net Assets consist of:
  Undistributed net investment income ....................   $  663,696
  Unrealized appreciation of investments .................    1,675,285
  Unrealized depreciation of forward contracts and
    foreign currency .....................................     (182,594)
  Unrealized appreciation of futures contracts ...........        2,687
  Accumulated net realized gain ..........................    4,617,399
  Paid-in capital ........................................   37,793,426
                                                            -----------
                                                            $44,569,899
                                                            ===========
Net Asset Value, offering price and redemption
  price per share of Class S shares
  ($44,569,899 / 3,988,727 shares) .......................       $11.17
                                                                 ======

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended October 31, 1998

INVESTMENT INCOME
Interest, net of foreign taxes of $5,113 (Note 1) ..............  $ 1,839,856
Dividends, net of foreign taxes of $7,493 ......................      248,241
                                                                  -----------
                                                                    2,088,097
EXPENSES
Management fee (Note 2) ........................................      324,438
Transfer agent and shareholder services (Note 2) ...............      232,373
Custodian fee ..................................................      151,057
Reports to shareholders ........................................       39,690
Registration fees ..............................................       33,636
Audit fee ......................................................       24,130
Trustees' fees (Note 2) ........................................       18,781
Amortization of organization costs (Note 1) ....................        8,831
Miscellaneous ..................................................        2,820
                                                                  -----------
                                                                      835,756
Expenses borne by the Distributor (Note 3) .....................     (330,694)
                                                                  -----------
                                                                      505,062
                                                                  -----------
Net investment income ..........................................    1,583,035
                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FORWARD CONTRACTS, FOREIGN CURRENCY AND
  FUTURES CONTRACTS
Net realized gain on investments (Notes 1 and 4) ...............    4,622,483
Net realized gain on forward contracts and foreign
  currency (Note 1) ............................................      229,317
Net realized gain on futures contracts (Note 1) ................        8,821
                                                                  -----------
  Total net realized gain ......................................    4,860,621
                                                                  -----------
Net unrealized depreciation of investments .....................   (2,847,817)
Net unrealized depreciation of forward contracts and
  foreign currency .............................................     (189,072)
Net unrealized appreciation of futures contracts ...............        2,687
                                                                  -----------
  Total net unrealized depreciation ............................   (3,034,202)
                                                                  -----------
Net gain on investments, forward contracts, foreign
  currency and futures contracts ...............................    1,826,419
                                                                  -----------
Net increase in net assets resulting from operations ...........  $ 3,409,454
                                                                  ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                       YEARS ENDED OCTOBER 31
                                                               ---------------------------------------
                                                                    1997                   1998
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income .......................................      $ 1,470,707            $ 1,583,035
Net realized gain on investments,
  forward contracts, foreign currency
  and futures contracts .....................................        5,688,492              4,860,621
Net unrealized appreciation
  (depreciation) of investments, forward
  contracts, foreign currency and futures
  contracts .................................................          728,722             (3,034,202)
                                                                   -----------            -----------
Net increase resulting from
  operations ................................................        7,887,921              3,409,454
                                                                   -----------            -----------
Dividends from net investment income
  -- Class S ................................................       (1,636,395)            (1,562,753)
                                                                   -----------            -----------
Distributions from net realized gains
  -- Class S ................................................       (2,787,815)            (5,543,465)
                                                                   -----------            -----------
Class S share transactions (Note 6):
  Proceeds from sale of shares ..............................       10,637,538              7,459,681
  Net asset value of shares issued in
    payment of:
    Dividends from net investment
      income ................................................        1,010,909                790,394
    Distributions from net realized
      gains .................................................        2,787,811              5,543,456
  Cost of shares repurchased ................................       (9,391,187)           (19,024,501)
                                                                   -----------            -----------
Net increase (decrease) from fund share
  transactions ..............................................        5,045,071             (5,230,970)
                                                                   -----------            -----------
Total increase (decrease) in net assets                              8,508,782             (8,927,734)
NET ASSETS
Beginning of year ...........................................       44,988,851             53,497,633
                                                                   -----------            -----------
End of year (including undistributed net
  investment income of $449,237 and $663,696, respectively) .      $53,497,633            $44,569,899
                                                                   ===========            ===========

Number of Class S shares:
  Sold ......................................................          930,934                649,043
  Issued upon reinvestment of:
    Dividends from net investment
      income ................................................           90,518                 72,139
    Distributions from net realized
      gains .................................................          258,131                520,024
  Repurchased ...............................................         (837,303)            (1,681,422)
                                                                   -----------            -----------
  Net increase (decrease) in fund
    shares ..................................................          442,280               (440,216)
                                                                   ===========            ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS IN NET ASSETS
-------------------------------------------------------------------------------
OCTOBER 31, 1998

NOTE 1

State Street Research Strategic Portfolios: Moderate (the "Fund"), is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in September, 1993. The Trust consists presently of five separate funds: State Street Research Strategic Portfolios:
Moderate, State Street Research Government Income Fund, State Street Research Strategic Portfolios: Conservative, State Street Research Strategic Portfolios:
Aggressive and State Street Research IntelliQuant Portfolios: Small-Cap Value.

The investment objective of the Fund is to provide both current income and capital appreciation, consistent with the preservation of capital and reasonable investment risk.

The Fund is authorized to issue four classes of shares. Only Class S shares are presently available for purchase. Class A, Class B and Class C shares are not being offered at this time. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended October 31, 1998, the Fund has designated its distributions from net realized gains as $1,598,162 from 20% rate gains and $2,648,085 from 28% rate gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. DEFERRED ORGANIZATION COSTS
Certain costs incurred in the organization and registration of the Fund were capitalized and amortized under the straight-line method over a period of five years.

G. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currency. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction exchange rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

H. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At October 31, 1998, the value of the securities loaned and the value of collateral were $9,207,620 and $10,483,857, respectively. During the year ended October 31, 1998, income from securities lending amounted to $15,630 and is included in interest income.

J. FUTURES CONTRACTS
The Fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Fund will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long futures contracts. The Fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1998, the fees pursuant to such agreement amounted to $324,438.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1998, the amount of such expenses was $154,936.

The fees of the Trustees not currently affiliated with the Adviser amounted to $18,781 during the year ended October 31, 1998.

NOTE 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1998, the amount of such expenses assumed by the Distributor and its affiliates was $330,694.

NOTE 4

For the year ended October 31, 1998, purchases and sales of securities, exclusive of short-term obligations, aggregated $71,492,910 and $81,051,900 (including $36,017,787 and $37,038,936 of U.S. Government obligations), respectively.

NOTE 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses.

NOTE 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

At October 31, 1998, Metropolitan owned 1,704,109 Class S shares of the Fund.

------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
For a Class S share outstanding throughout each year:

                                                                     YEARS ENDED OCTOBER 31
                                                     -----------------------------------------------------
                                                     1994      1995(1)   1996(1)     1997(1)       1998(1)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)               9.57        9.18      10.26       11.28         12.08
                                                 --------    --------   --------    --------      --------
  Net investment income ($)*                         0.28        0.36       0.35        0.35          0.36
  Net realized and unrealized gain (loss) on
    investments, foreign contracts, foreign
    currency and futures contracts ($)              (0.45)       1.01       1.07        1.53          0.34
                                                 --------    --------   --------    --------      --------
TOTAL FROM INVESTMENT OPERATIONS ($)                (0.17)       1.37       1.42        1.88          0.70
                                                 --------    --------   --------    --------      --------
  Dividends from net investment income ($)          (0.22)      (0.29)     (0.40)      (0.39)        (0.36)
  Distributions from net realized gains ($)          --          --         --         (0.69)        (1.25)
                                                 --------    --------   --------    --------      --------
TOTAL DISTRIBUTIONS ($)                             (0.22)      (0.29)     (0.40)      (1.08)        (1.61)
                                                 --------    --------   --------    --------      --------
NET ASSET VALUE, END OF YEAR ($)                     9.18       10.26      11.28       12.08         11.17
                                                 ========    ========   ========    ========      ========
Total return(2) (%)                                 (1.81)      15.24      14.08       17.83          6.53
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)            28,494      39,821     44,989      53,498        44,570

Ratio of operating expenses to average net
  assets (%)*                                        1.00        1.00       1.00        1.00          1.00
Ratio of net investment income to average net
  assets (%)*                                        3.05        3.68       3.23        3.03          3.17
Portfolio turnover rate (%)                        142.86      120.62     127.59      136.17        150.05
*Reflects voluntary reduction of expenses per
 share of these amounts (Note 3) ($)                 0.05        0.07       0.05        0.07          0.08
-----------------------------------------------------------------------------------------------------------

(1) Per-share figures have been calculated using the average shares method.
(2) Does not reflect front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.

------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
AND THE SHAREHOLDERS OF STATE STREET RESEARCH
STRATEGIC PORFOLIOS: MODERATE

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic
Portfolios: Moderate (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

For the year ended October 31, 1998, Class S shares of State Street Research Strategic Portfolios: Moderate gained 6.53%. That was less than its peer group, the Lipper balanced fund average, which rose 9.13%. It was also well below the S&P 500, which gained 22.01%.

Strategic Portfolios: Moderate seeks high total return primarily through capital appreciation by investing in a mix of common stocks and bonds. The manager's strategy is to adjust the asset allocation based on changing market conditions.

In general, investors sought quality and liquidity during the year. Large company stocks outperformed small and mid-cap stocks. High-quality bonds outperformed high-yield bonds. The Fund was hurt by its reduced exposure to stocks, in general. And to the extent that it owned small and mid-cap stocks and high-yield bonds, that was a further blow to performance.

We expect modest growth in corporate profits and continued volatility in the financial markets in 1999. An uncertain global economic environment has been aided by an infusion of cash from the International Monetary Fund, by proposed reforms to Japan's banking system, and the Federal Reserve's cuts in interest rates in the United States. However, we remain cautious about the prospects for the markets and the economy, and we continue to underweight U.S. equities, overweight bonds and focus on quality and liquidity.

October 31, 1998

Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Lehman Brothers Government/Corporate Bond Index is a market-value weighted index of U.S. government treasury and agency securities, corporate and yankee bonds. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.


                   CHANGE IN VALUE OF $10,000 BASED ON THE
                       S&P 500 AND THE LEHMAN BROTHERS
                          GOVERNMENT/CORPORATE BOND
                                INDEX COMPARED
                        TO CHANGE IN VALUE OF $10,000
                                 INVESTED IN
                        STRATEGIC PORTFOLIOS: MODERATE

                       -----------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       -----------------------------------
                       1 Year     5 Years     Life of Fund
                       -----------------------------------
                        6.53%      10.13%        9.98%
                       -----------------------------------

                                                          VALUE OF
                                          VALUE OF       ACCOUNT OF
                                        ACCCOUNT OF    LEHMAN BROTHERS
                     VALUE OF           S & P 500        GOV'T/CORP
                    ACCOUNT AT           INDEX AT        INDEX AT
DATE                 YEAR END            YEAR END        YEAR END
----                 --------            --------        --------
Inception 09/28/93    $10,000            $10,000         $10,000
  10/31/93             10,021             10,207          10,041
  10/31/94              9,840             10,600           9,575
  10/31/95             11,340             13,400          11,123
  10/31/96             12,936             16,627          11,722
  10/31/97             15,242             21,964          12,755
  10/31/98             16,237             26,798          14,066

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
--------------------------------------------------------------------------------


FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RALPH F. VERNI                         RALPH F. VERNI
STRATEGIC PORTFOLIOS: MODERATE             Chairman of the Board,                 Chairman of the Board,
One Financial Center                       President and                          President, Chief Executive
Boston, MA 02111                           Chief Executive Officer                Officer and Director,
                                                                                  State Street Research &
INVESTMENT ADVISER                         PETER C. BENNETT                       Management Company
State Street Research &                    Vice President
Management Company
One Financial Center                       JOHN H. KALLIS                         STEVE A. GARBAN
Boston, MA 02111                           Vice President                         Former Senior Vice President
                                                                                  for Finance and Operations and
DISTRIBUTOR                                E.K. RAGSDALE, JR.                     Treasurer, The Pennsylvania
State Street Research                      Vice President                         State University
Investment Services, Inc.
One Financial Center                       THOMAS A. SHIVELY
Boston, MA 02111                           Vice President                         MALCOLM T. HOPKINS
                                                                                  Former Vice Chairman of the
SHAREHOLDER SERVICES                       JAMES M. WEISS                         Board and Chief Financial
State Street Research                      Vice President                         Officer, St. Regis Corp.
Service Center
P.O. Box 8408                              GERARD P. MAUS
Boston, MA 02266-8408                      Treasurer                              EDWARD M. LAMONT
1-800-562-0032                                                                    Formerly in banking
                                           JOSEPH W. CANAVAN                      (with an affiliate of
CUSTODIAN                                  Assistant Treasurer                    J.P. Morgan & Co. in New York);
State Street Bank and                                                             presently engaged in private
Trust Company                              DOUGLAS A. ROMICH                      investments and civic affairs
225 Franklin Street                        Assistant Treasurer
Boston, MA 02110
                                           FRANCIS J. MCNAMARA, III               ROBERT A. LAWRENCE
LEGAL COUNSEL                              Secretary and General Counsel          Former Partner, Saltonstall & Co.
Goodwin, Procter & Hoar LLP
Exchange Place                             DARMAN A. WING
Boston, MA 02109                           Assistant Secretary and                DEAN O. MORTON
                                           Assistant General Counsel              Former Executive Vice President,
INDEPENDENT ACCOUNTANTS                                                           Chief Operating Officer and
PricewaterhouseCoopers LLP                 AMY L. SIMMONS                         Director, Hewlett-Packard
One Post Office Square                     Assistant Secretary                    Company
Boston, MA 02109

                                                                                  SUSAN M. PHILLIPS
                                                                                  Dean, School of Business and
                                                                                  Public Management, George
                                                                                  Washington University; former
                                                                                  Member of the Board of Governors
                                                                                  of the Federal Reserve System and
                                                                                  Chairman and Commissioner of
                                                                                  the Commodity Futures Trading
                                                                                  Commission

                                                                                  TOBY ROSENBLATT
                                                                                  President,
                                                                                  The Glen Ellen Company
                                                                                  Vice President,
                                                                                  Founders Investments Ltd.

                                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE      -------------------
One Financial Center                                          Bulk Rate
Boston, MA 02111                                             U.S. Postage
                                                                 PAID
                                                              Permit #20
                                                          Holliston, MA 01746
                                                          -------------------
QUESTIONS? COMMENTS?

CALL us at 1-800-562-0032
         [hearing-impaired 1-800-676-7876]

WRITE us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408

EMAIL us at:
     info@ssrfunds.com
INTERNET site:
     www.ssrfunds.com

[logo] STATE STREET RESEARCH

This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied or preceded by a current State Street Research Strategic Portfolios:
Moderate prospectus. When used after December 31, 1998, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: (exp1299)SSR-LD                                     SP-124E-1298

                        --------------------------------
                              STATE STREET RESEARCH
                        --------------------------------
                        STRATEGIC PORTFOLIOS: AGGRESSIVE
                        --------------------------------

                                  ANNUAL REPORT

                                October 31, 1998

                              ---------------------
                                  WHAT'S INSIDE
                              ---------------------


                              FROM THE CHAIRMAN
                              From good news
                              to modest results

                              PORTFOLIO MANAGER'S REVIEW
                              A disappointing year,
                              but positive signs ahead

                              FUND INFORMATION
                              Facts and figures

                              PLUS, COMPLETE PORTFOLIO HOLDINGS
                              AND FINANCIAL STATEMENTS

-------------------

   [DALBAR LOGO]

-------------------

  For Excellence
        in                                        STATE STREET RESEARCH FUNDS
Shareholder Service

FROM THE CHAIRMAN

[Photo of Ralph F. Verni]

DEAR SHAREHOLDER:
After nearly four years of uninterrupted good news, 1998 has produced more modest results for investors. On the economic front, most indicators remain positive: inflation is low; personal income has risen; and unemployment is steady at about 4.5%. Consumer confidence has fallen slightly. Investors wavered about the economy at home, while markets abroad sent stock prices down sharply in the late summer. By the end of October, however, most major market indices had rebounded, resulting in positive but single-digit returns for the year to date.

STOCKS
Earlier, the corporate profit picture was pessimistic. Financial stocks were among the hardest hit, as announcements were made that big U.S. financial institutions expected losses from loans to foreign markets. Technology companies also lost ground on lower demand from Asia. Now both the S&P 500 and the Nasdaq Composite have recovered and moved ahead. Small- company stocks remained depressed.

BONDS
Bonds have benefited from the Federal Reserve Board's two successive, one-quarter percent cuts in the federal funds rate. The yield on the bellwether long-term Treasury bond fell below 5.0%. Although the yield has risen since, high quality bonds have delivered attractive returns.

INTERNATIONAL
Indications that economic growth has slowed around the world, plus specific concerns over Asia's woes, continued to bring returns down on most major foreign exchanges. Even Europe, which had delivered strong gains, felt the effects of Russia's currency problems and Japan's recession. As interest rates converge in anticipation of the euro, Europe's new common currency in 1999, Spain and Italy appear to be in the best position to grow. Germany and France are the most likely to suffer.

OUTLOOK AND OPPORTUNITIES
As investors, you may be asking where opportunities lie ahead. My answer is in diversification -- and in some of the markets that have been beaten down. But every investor is different. Now is a good time to seek advice from your financial professional. And as always, thank you for your confidence in State Street Research funds.

    Sincerely,

/s/ Ralph F. Verni

    Ralph F. Verni
    Chairman

    October 31, 1998

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended October 31, 1998, except where noted)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
FOR PERIODS ENDED 9/30/98(2)(3)                 AVERAGE ANNUAL TOTAL RETURN(2)(3)
---------------------------------------------   --------------------------------------------
            LIFE OF FUND                                    LIFE OF FUND
          (since 6/16/94)  3 YEARS   1 YEAR               (since 5/16/94)   3 YEARS   1 YEAR
---------------------------------------------   --------------------------------------------
Class S       13.36%       12.71%    -1.99%     Class S       13.65%         14.57%    3.69%
---------------------------------------------   --------------------------------------------

(1) The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(2) Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value.

(3)Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

PORTFOLIO MANAGER'S REVIEW
Strategic Portfolios: Aggressive: A disappointing year, but positive signs ahead.

[Photo of Peter Bennett]
     Peter Bennett
   Portfolio Manager

Peter Bennett, portfolio manager and team leader of State Street Research Strategic Portfolios: Aggressive, comments on the year ended October 31, 1998 and the Fund's strategy for the year ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: The Fund had a disappointing year. Class S shares gained 3.69% for the 12 months ended October 31, 1998. The Fund underperformed the average flexible portfolio fund, which rose 9.05%, according to Lipper Analytical Services. It lagged the S&P 500, which gained 22.01% for the period.(1) Some of the underperformance can be attributed to the fact that the Fund had more than 30% of its assets invested in bonds and cash, while the S&P 500 only measures common stock performance.

Q: WHAT ACCOUNTED FOR THE FUND'S WEAK PERFORMANCE?
A: To the extent that the Fund was invested in small-cap growth stocks, mid-cap value stocks and high-yield bonds, there was a drag on performance, because these sectors were all underperformers. Also, our decision to underweight stocks, in general, hurt the Fund, because stocks did much better than bonds for the 12 months - despite weakness late in the period.

Q: HAVE YOU ALTERED THE FUND'S ASSET ALLOCATION AS A RESULT OF LAST YEAR'S PERFORMANCE?
A: No. At the end of the year, approximately 65% of the Fund's assets were invested in stocks - well below the normal guideline. While we were disappointed in last year's performance, there are a lot of uncertainties for the stock market, and we believe our decision to underweight stocks, in general, is a prudent move going forward. We also believe that the Fund's investments in small and mid-cap stocks have the potential to recover. We did not sell them on weakness.

Q: WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?
A: We remain cautious, but there are some positive signs: the stock market has started to recover from a weak September, helped by the Federal Reserve's two quick interest-rate cuts. Japan has taken some steps to address the problems in its banking system. The International Monetary Fund has come up with a $40 billion package to help stabilize the situation in Brazil.

All of these are positive signs for the world's financial markets and for the U.S. economy. However, we're not out of the woods. Our expectation is for modestly higher corporate profits in 1999. There's still a lot of uncertainty, and we expect continued volatility going forward. As a result, our strategy is to remain somewhat underweighted in U.S. equities, overweighted in high-grade bonds relative to our normal target mix, and to continue to focus on quality.

October 31, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ASSET ALLOCATION           TOP 5 BOND SECTORS      TOP 5 EQUITIY INDUSTRIES
(by percentage              (by percentage            (by percentage
 of net assets)             of net assets)            of net assets)

Equities       65%        BALL              1.2%     COMPUTER SOFTWARE     6.3%
Bonds          30%        VALASSIS          1.2%     & SERVICE
Cash            5%        COMMUNICATIONS             INSURANCE             5.3%
                          ACE               1.2%     ELECTRIC              4.8%
                          A.C. NEILSON      1.2%     RETAIL TRADE          4.6%
                          AMBAC             1.0%     OIL                   3.8%

                          Total:            5.8%     Total:               24.8%

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
October 31, 1998
--------------------------------------------------------------------------------
                                                                   VALUE
                                                     SHARES       (NOTE 1)
--------------------------------------------------------------------------------
EQUITY SECURITIES 65.4%
BASIC INDUSTRIES 6.7%
CHEMICAL 1.9%
Agrium Inc. ....................................     33,500   $    351,750
Cabot Corp. ....................................     18,500        519,156
Cambrex Corp. ..................................      5,300        135,481
Cordant Technologies Inc. ......................      1,800         73,238
                                                              ------------
                                                                 1,079,625
                                                              ------------
DIVERSIFIED 1.5%
Johnson Controls Inc. ..........................      2,600        146,250
Mark IV Industries Inc. ........................     21,600        332,100
Ogden Corp. ....................................     13,500        362,812
                                                              ------------
                                                                   841,162
                                                              ------------
ELECTRICAL EQUIPMENT 0.6%
Asia Pacific Wire & Cable Corp. Ltd.* ..........     29,700         76,106
General Electric Co. ...........................      2,800        245,000
                                                              ------------
                                                                   321,106
                                                              ------------
MACHINERY 1.7%
Harsco Corp. ...................................      1,500         49,125
Howmet International Inc.* .....................     24,000        360,000
ITEQ Inc.* .....................................     17,700         47,569
Sundstrand Corp. ...............................      2,800        131,425
Tyco International Ltd. ........................      3,800        235,363
Valeo SA .......................................      1,600        138,519
Valeo SA Wts.* .................................      1,600          8,639
                                                              ------------
                                                                   970,640
                                                              ------------
METAL & MINING 0.5%
General Cable Corp.* ...........................      2,550         50,363
Kennametal Inc. ................................      7,100        147,325
Wyman-Gordon Co.* ..............................      4,100         58,937
                                                              ------------
                                                                   256,625
                                                              ------------
TRUCKERS 0.5%
CNF Transportation Inc. ........................      1,100         33,275
Laidlaw Inc. ...................................     23,800        224,613
                                                              ------------
                                                                   257,888
                                                              ------------
Total Basic Industries .........................                 3,727,046
                                                              ------------
CONSUMER CYCLICAL 8.5%
AUTOMOTIVE 0.7%
Copart Inc.* ...................................      1,200         26,400
Gencorp Inc. ...................................     13,400        296,475
Teleflex Inc. ..................................      1,200         46,425
                                                              ------------
                                                                   369,300
                                                              ------------
BUILDING 0.0%
Golf Trust of America Inc.* ....................      1,000         26,750
                                                              ------------
HOTEL & RESTAURANT 1.4%
CKE Restaurants Inc.* ..........................      1,530         40,258
Harrah's Entertainment Inc.* ...................     15,500        218,937
McDonald's Corp. ...............................      3,700        247,437
Mirage Resorts Inc.* ...........................     15,300        259,144
Motels of America Inc.*+ .......................        175          1,444
Servico Inc.* ..................................      2,500         12,188
                                                              ------------
                                                                   779,408
                                                              ------------
RECREATION 1.7%
American Tower Corp. Cl. A* ....................      3,000         65,625
Chancellor Media Corp. .........................      6,600        253,275
Cinar Films Inc. Cl. B* ........................      3,800         80,275
Cox Communications Inc. Cl. A* .................      2,500        137,188
GTECH Holdings Corp.* ..........................      5,000        120,000
MediaOne Group Inc.* ...........................      4,100        173,481
Steiner Leisure Ltd.* ..........................      5,250        127,969
                                                              ------------
                                                                   957,813
                                                              ------------
RETAIL TRADE 4.6%
Blyth Industries Inc.* .........................      1,900         52,487
CSK Auto Corp.* ................................      1,800         46,913
CVS Corp. ......................................      6,300        287,831
Hannaford Brothers Co. .........................     10,700        468,794
Home Depot Inc. ................................      6,300        274,050
Jones Apparel Group Inc.* ......................      3,700         63,825
Kroger Co.* ....................................      4,400        244,200
Linens 'n Things Inc.* .........................      1,800         55,687
Safeway Inc. ...................................      5,200        248,625
Saks Inc.* .....................................      4,500        102,375
Staples Inc.* ..................................      4,100        133,762
Stride Rite Corp. ..............................      4,300         39,238
Wal-Mart Stores, Inc. ..........................      3,500        241,500
Wolters Kluwer NV* .............................      1,700        329,364
                                                              ------------
                                                                 2,588,651
                                                              ------------
TEXTILE & APPAREL 0.1%
Maxwell Shoe Inc. Cl. A* .......................      3,400         39,950
                                                              ------------
Total Consumer Cyclical ........................                 4,761,872
                                                              ------------
CONSUMER STAPLE 16.0%
BUSINESS SERVICE 2.8%
A.C. Nielson Corp.* ............................     24,100        644,675
Apollo Group Inc. Cl. A* .......................      5,200        167,050
Aviation Sales Co.* ............................        700         23,275
Bright Horizons Family Solutions Corp. .........      1,400         25,900
Hagler Bailly Inc.* ............................      3,600         84,600
Lamar Advertising Co. Cl. A* ...................      2,700         84,291
Maximus Inc.* ..................................      3,900        113,100
Metris Companies Inc.* .........................      1,200         39,450
Pacific Gateway Exchange Inc.* .................      2,200         63,525
ProBusiness Services Inc.* .....................      1,800         65,812
Staff Leasing Inc.* ............................      3,000         37,125
Strayer Education Inc. .........................        300         10,200
United Rentals Inc. ............................      2,600         69,875
Waddell & Reed Financial Inc. Cl. A* ...........      1,300         27,219
Young & Rubicam Inc.* ..........................      3,800         99,275
                                                              ------------
                                                                 1,555,372
                                                              ------------
CONTAINER 1.2%
Ball Corp. .....................................     15,600        658,125
                                                              ------------
DRUG 2.7%
Ascent Pediatrics Inc.* ........................      4,500         10,125
Atrix Laboratories Inc.* .......................      2,900         29,363
Axogen Ltd. ADR* ...............................      1,700        109,650
Biovail Corp.* .................................      8,300        258,856
Intelligent Polymers Ltd.* .....................      9,500        218,500
Kos Pharmaceuticals, Inc.* .....................      7,800         42,900
Pathogenesis Corp.* ............................      2,500        100,000
Pfizer Inc. ....................................      1,600        171,700
PharmaPrint Inc.* ..............................      3,600         35,775
Schering-Plough Corp. ..........................      2,900        298,337
Spiros Development Corp.* ......................      7,000         75,250
Warner-Lambert Co. .............................      2,100        164,588
                                                              ------------
                                                                 1,515,044
                                                              ------------
FOOD & BEVERAGE 3.4%
Coca-Cola Co. ..................................      4,300        290,787
Coca-Cola Enterprises Inc. .....................      6,500        234,406
Golden State Vintners Inc. Cl. B * .............      3,400         35,700
H.J. Heinz Co. .................................      1,900        110,438
Keebler Foods Co.* .............................      5,000        143,750
QP Corp. .......................................     24,400        186,066
Takara Shuzo Co. ...............................     61,000        327,552
Whitman Corp. ..................................     16,000        343,000
Snow Brand Milk Co. ............................     54,500        201,021
                                                              ------------
                                                                 1,872,720
                                                              ------------
HOSPITAL SUPPLY 2.8%
Abbott Laboratories ............................      5,100        239,381
Aviron Corp.* ..................................      3,500         66,500
Healthsouth Corp.* .............................      3,127         37,915
Henry Schein Inc.* .............................        900         34,819
IMPATH Inc.* ...................................      2,600         79,625
Johnson & Johnson ..............................      3,800        309,700
Medtronic Inc. .................................      2,000        130,000
NCS HealthCare Inc. Cl. A* .....................      3,700         65,213
Quorum Health Group Inc.* ......................     13,600        197,200
Total Renal Care Holdings Inc.* ................     17,333        424,658
                                                              ------------
                                                                 1,585,011
                                                              ------------
PERSONAL CARE 0.3%
DeVry Inc.* ....................................      3,300         72,600
Wesley Jessen VisionCare Inc.* .................      6,100        109,037
                                                              ------------
                                                                   181,637
                                                              ------------
PRINTING & PUBLISHING 2.8%
Hollinger International, Inc. Cl. A* ...........     31,400        408,200
Prosieben Media AG* ............................      6,200        318,141
Torstar Corp. Cl. B* ...........................     13,400        159,358
Valassis Communications Inc.* ..................     16,500        657,938
                                                              ------------
                                                                 1,543,637
                                                              ------------
Total Consumer Staple ..........................                 8,911,546
                                                              ------------
ENERGY 4.1%
OIL 3.8%
Abacan Resource Corp.* .........................     30,200          9,438
Amoco Corp. ....................................      3,200        179,600
British Petroleum Co. PLC* .....................     16,100        236,321
Energy Africa Ltd.* ............................     57,400         97,418
Exxon Corp. ....................................      3,000        213,750
Gulfstream Resources Ltd. ......................     11,500         32,048
IRI International Corp.* .......................      3,400         18,488
KCS Energy Inc. ................................      5,100         25,819
Maxx Petroleum Ltd.* ...........................     10,300         25,106
Mobil Corp. ....................................      3,000        227,062
Oryx Energy Co. ................................     11,900        166,600
Post Energy Corp.* .............................     10,700         32,939
PTT Exploration & Production Public Co. Ltd.* ..     16,100        155,107
Seagull Energy Corp.* ..........................     18,624        222,324
Seven Seas Petroleum Inc.* .....................      3,300         29,081
Talisman Energy Inc. ...........................      1,490         32,780
Tosco Corp. ....................................      3,800        106,638
Total SA Cl. B ADR .............................      3,900        228,150
Unocal Corp. ...................................      2,700         91,631
                                                              ------------
                                                                 2,130,300
                                                              ------------
OIL SERVICE 0.3%
Atwood Oceanics Inc.* ..........................      2,000         56,250
Cliffs Drilling Co.* ...........................      1,400         32,025
NewPark Resources Inc.* ........................      4,800         45,300
Willbros Group Inc.* ...........................      4,200         27,825
                                                              ------------
                                                                   161,400
                                                              ------------
Total Energy ...................................                 2,291,700
                                                              ------------
FINANCE 9.1%
BANK 2.4%
Banco Di Roma ..................................    117,800        205,488
BHF Bank AG ....................................      3,800        146,242
Chase Manhattan Corp. ..........................      3,300        187,481
City National Corp.* ...........................      1,100         37,606
Commercial Federal Corp. .......................      1,400         31,762
Golden State Bancorp Inc. ......................      2,900         55,644
Golden State Bancorp Inc. Wts.* ................      2,900         14,138
National Bank of Canada ........................     25,100        375,768
One Valley Bancorp Inc.* .......................        900         29,138
TCF Financial Corp. ............................      1,300         30,631
U.S. Bancorp ...................................      6,800        248,200
                                                              ------------
                                                                 1,362,098
                                                              ------------
FINANCIAL SERVICE 1.4%
Federal National Mortgage Association ..........      4,100        290,331
First Industrial Realty Trust Inc. .............      2,100         53,813
Heller Financial Inc. Cl. A ....................      1,800         43,200
Household International Inc. ...................      2,700         98,719
IndyMac Mortgage Holdings Inc. .................      3,100         33,906
Knight/Trimark Group, Inc. Cl. A* ..............      3,800         30,875
Liberty Property Trust .........................      1,400         32,200
Nomura Securities Co. ..........................     15,700        118,511
T & W Financial Corp.* .........................      5,400         63,450
                                                              ------------
                                                                   765,005
                                                              ------------
INSURANCE 5.3%
Ace Ltd. .......................................     19,200        650,400
AMBAC Inc. .....................................      9,400        546,962
American International Group Inc. ..............      1,850        157,713
ARM Financial Group, Inc. Cl. A ................      3,200         61,400
Capital Re Corp. ...............................      2,300         42,119
Citigroup Inc. .................................      4,200        197,663
Envoy Corp.* ...................................      2,300         67,850
Exel Ltd. Cl. A ................................      7,150        546,528
Mutual Risk Management Ltd. ....................      1,632         55,182
Orion Capital Corp. ............................        400         13,675
Saint Paul Companies, Inc. .....................      1,800         59,625
Terra Nova Holdings Ltd. Cl. A* ................      1,500         41,625
Transamerica Corp. .............................        700         72,800
UNUM Corp. .....................................     10,300        457,706
                                                              ------------
                                                                 2,971,248
                                                              ------------
Total Finance ..................................                 5,098,351
                                                              ------------
SCIENCE & TECHNOLOGY 12.3%
COMPUTER SOFTWARE & SERVICE 6.3%
America Online Inc.* ...........................      1,800        228,712
Ascend Communications Inc.* ....................      4,700        226,775
Automatic Data Processing Inc. .................      2,100        163,406
Broadcast.com Inc.* ............................        100          4,988
Check Point Software Technologies Ltd.* ........      2,500         56,875
Cisco Systems Inc.* ............................      4,075        256,725
Duane Reade Inc.* ..............................        900         34,763
EMC Corp.* .....................................      4,400        283,250
Fore Systems Inc.* .............................      3,500         54,688
International Telecomm Systems Inc.* ...........      2,400         57,300
IXOS Software AG ...............................        500         54,331
META Group Inc.* ...............................      1,600         38,400
Microsoft Corp.* ...............................      1,400        148,225
Microstrategy Inc. Cl. A* ......................      1,200         29,250
Nintendo Co. Ltd.* .............................      5,200        439,801
Nova Corp.* ....................................      5,200        150,150
Platinum Technology Inc.* ......................      3,800         62,462
Radiant Systems Inc.* ..........................      7,300         49,275
Sema Group PLC* ................................     21,000        170,115
Softbank Corp. .................................      5,200        226,591
Summit Design Inc.* ............................      4,700         39,363
Tieto Corp. ....................................      7,400        224,732
Transition Systems Inc.* .......................      3,000         31,313
Ultimate Software Group Inc.* ..................      4,900         34,300
Verio Inc.* ....................................      2,200         30,525
Walker Interactive Systems, Inc.* ..............      7,600         38,000
Wang Laboratories Inc.* ........................      2,900         61,987
Wind River Systems Inc.* .......................      1,200         52,575
WM Data AB Cl. B* ..............................      6,600        240,123
Xylan Corp.* ...................................      3,000         48,000
                                                              ------------
                                                                 3,537,000
                                                              ------------
ELECTRONIC COMPONENTS 2.2%
Analog Devices Inc.* ...........................      3,500         69,562
Cymer Inc.* ....................................      2,100         25,725
Digital Microwave Corp.* .......................     10,520         46,025
Dupont Photomasks Inc.* ........................        200          7,250
Intel Corp. ....................................      2,500        222,969
Lernout & Hauspie Speech Products NV ADR* ......      5,400        213,975
ONIX Systems Inc.* .............................      4,800         30,000
Remec Inc.* ....................................     11,450        120,225
RF Micro Devices Inc.* .........................      2,400         57,000
Rohm Co.* ......................................      5,000        441,757
                                                              ------------
                                                                 1,234,488
                                                              ------------
ELECTRONIC EQUIPMENT 2.5%
Advanced Fibre Communications, Inc.* ...........      4,800         46,500
Aeroflex Inc.* .................................     18,600        209,250
L-3 Communications Holding Corp.* ..............        400         17,200
L.M. Ericsson Telephone Co. Cl. B* .............     15,200        342,711
Lucent Technologies Inc. .......................      3,500        280,656
Nokia AB Cl. K* ................................      2,800        254,601
Novellus Systems Inc.* .........................        500         19,406
SLI Inc.* ......................................     12,700        212,725
Spectrian Corp.* ...............................      2,300         24,581
                                                              ------------
                                                                 1,407,630
                                                              ------------
OFFICE EQUIPMENT 1.3%
International Business Machines Corp. ..........      1,800        267,188
NCR Corp. ......................................      2,000         67,250
Silicon Graphics Inc.* .........................      7,500         84,375
Xerox Corp. ....................................      2,900        280,937
                                                              ------------
                                                                   699,750
                                                              ------------
Total Science & Technology .....................                 6,878,868
                                                              ------------
UTILITY 8.7%
ELECTRIC 4.8%
Consolidated Edison Holdings Inc. ..............      1,300         65,163
DQE Inc. .......................................      1,700         67,044
Duke Energy Corp. ..............................      3,500        226,406
Edison International Corp. .....................      2,300         60,663
GPU Inc. .......................................      7,500        323,437
Illinova Corp. .................................     15,000        379,687
Montana Power Co. ..............................      4,200        181,913
OGE Energy Corp. ...............................     13,700        363,906
Pinnacle West Capital Corp. ....................     10,700        468,794
Texas Utilities Co. ............................      1,500         65,625
Unicom Corp. ...................................      5,600        211,050
Western Resources Inc. .........................      8,200        287,000
                                                              ------------
                                                                 2,700,688
                                                              ------------
NATURAL GAS 1.1%
Calpine Corp.* .................................      3,500         77,875
Williams Companies Inc. ........................     19,047        522,602
                                                              ------------
                                                                   600,477
                                                              ------------
TELEPHONE 2.8%
AirTouch Communications Inc.* ..................      3,500        196,000
Bellsouth Corp. ................................      2,700        215,494
Cable & Wireless PLC ...........................     11,000         82,848
Clearnet Communications Inc. Wts.* .............        990          4,207
MCI Worldcom Inc.* .............................      8,100        447,525
Qwest Communications International Inc.* .......      3,900        152,587
Shaw Communications Inc. Cl. B .................      7,800        156,000
Telecom Italia SPA* ............................     40,500        292,718
Viatel Inc. Pfd.(+) ............................         49          2,940
                                                              ------------
                                                                 1,550,319
                                                              ------------
Total Utility ..................................                 4,851,484
                                                              ------------
Total Equity Securities (Cost $34,201,310) .....                36,520,867
                                                              ------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE
-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                 PRINCIPAL             MATURITY              VALUE
                                                                  AMOUNT                 DATE               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 30.0%
U.S. TREASURY 6.9%
U.S. Treasury Bond, 8.75% ..................................    $    310,000           5/15/2017        $    432,983
U.S. Treasury Bond, 8.50% ..................................         255,000           2/15/2020             354,251
U.S. Treasury Bond, 8.125% .................................          10,000           8/15/2021              13,536
U.S. Treasury Bond, 6.875% .................................         380,000           8/15/2025             460,214
U.S. Treasury Bond, 6.625% .................................         200,000           2/15/2027             236,812
U.S. Treasury Note, 5.625% .................................         200,000          10/31/1999             202,282
U.S. Treasury Note, 6.25% ..................................         225,000           2/28/2002             237,726
U.S. Treasury Note, 6.375% .................................         575,000           8/15/2002             613,991
U.S. Treasury Note, 6.25% ..................................         125,000           8/31/2002             132,949
U.S. Treasury Note, 5.75% ..................................          80,000           4/30/2003              84,513
U.S. Treasury Note, 7.875% .................................          75,000          11/15/2004              88,183
U.S. Treasury Note, 7.00% ..................................          50,000           7/15/2006              57,578
U.S. Treasury Note TIPS, 3.625% ............................         101,018           4/15/2028             101,081
U.S. Treasury STRIPS, 0.00% ................................         220,000          11/15/2001             192,889
U.S. Treasury STRIPS, 0.00% ................................         450,000           5/15/2003             368,082
U.S. Treasury STRIPS, 0.00% ................................         425,000           5/15/2007             283,033
                                                                                                        ------------
                                                                                                           3,860,103
                                                                                                        ------------
U.S. AGENCY MORTGAGE 3.7%
Federal Home Loan Mortgage Corp., 6.00% ....................         194,405           4/01/2013             195,194
Federal National Mortgage Association, 6.00% ...............         100,000           5/15/2008             106,000
Federal National Mortgage Association, 7.50% ...............         173,643          11/01/2027             178,038
Federal National Mortgage Association REMIC
  93-102-H PAC, 6.80% ......................................          25,000           9/25/2022              26,195
Federal National Mortgage Association TBA, 6.50% ...........         650,000          11/17/2013             654,672
Federal National Mortgage Association TBA, 6.00% ...........         125,000          11/12/2028             123,438
Federal National Mortgage Association TBA, 6.50% ...........         225,000          11/12/2028             228,656
Government National Mortgage Association, 6.50% ............          32,904           2/15/2009              33,572
Government National Mortgage Association, 6.50% ............          79,363           7/15/2009              80,832
Government National Mortgage Association, 6.50% ............          92,968          11/15/2010              94,828
Government National Mortgage Association, 7.50% ............          86,697          12/15/2010              89,149
Government National Mortgage Association, 7.00% ............          20,297           2/15/2025              20,785
Government National Mortgage Association TBA, 7.00% ........         250,000          11/18/2028             255,703
                                                                                                        ------------
                                                                                                           2,087,062
                                                                                                        ------------
CANADIAN-YANKEE 0.9%
Province of Ontario Deb., 5.50% ............................          75,000          10/01/2008              74,538
Usinor Sacilor Note, 7.25% .................................         350,000           8/01/2006             357,091
Woodside Finance Ltd. Note, 6.60%+ .........................          50,000           4/15/2008              47,151
                                                                                                        ------------
                                                                                                             478,780
                                                                                                        ------------
FOREIGN GOVERNMENT 5.5%
                                                               Greek Drachma
Republic of Greece, 8.80% ..................................     105,000,000           6/19/2007             387,178
                                                          New Zealand Dollar
Government of New Zealand, 10.00% ..........................       1,050,000           3/15/2002             635,901
Government of New Zealand, 8.00% ...........................       1,400,000          11/15/2006             865,638
                                                              Pound Sterling
United Kingdom Treasury, 8.50% .............................         575,000          12/07/2005           1,154,852
                                                                                                        ------------
                                                                                                           3,043,569
                                                                                                        ------------
FINANCE/MORTGAGE 3.4%
American Express Master Trust, 5.90% .......................         100,000           4/15/2004             103,125
Arcadia Automobile Trust
  97-C A5, 6.55% ...........................................          50,000           6/15/2005              50,688
AT&T Capital Corp. Note, 6.25% .............................          75,000           5/15/2001              74,419
Capital One Bank Note, 6.15% ...............................          75,000           6/01/2001              74,735
Capital One Bank Sr. Note, 7.08% ...........................          75,000          10/30/2001              75,961
Countrywide Funding Corp. Note, 6.58% ......................          75,000           9/21/2001              77,416
Finova Capital Corp. Sr. Note, 6.375% ......................          50,000           5/15/2005              49,905
Florida Windstorm Sr. Sec. Note Series 1997, 6.85%+ ........          25,000           8/25/2007              26,085
Ford Credit Auto Owner Trust 1996A-A3, 6.50% ...............          19,399          11/15/1999              19,411
GS Mortgage Securities Corp. Series 97-GI-1, 6.86% .........         100,000           7/13/2030             104,125
Household Finance Corp. Note, 6.125% .......................          50,000           7/15/2002              50,298
IBM Credit Corp. Note, 5.79% ...............................          50,000           3/20/2000              50,588
LB Commercial Mortgage Trust Series 97LL1-A1, 6.79% ........          97,761           6/12/2004             101,671
LB Commercial Mortgage Trust Series 98C1-A1, 6.33% .........          95,555          11/18/2004              96,600
MBNA Corp. Sr. Note, 6.12% .................................         100,000           8/13/2001             102,248
MBNA Corp. Sr. Note, 6.875% ................................         100,000          11/15/2002             105,321
MBNA Master Credit Card Trust Series 98-JA, 5.25% ..........         190,000           2/15/2006             189,449
Morgan Stanley Capital Inc. 98-A1, 6.22% ...................          49,104           5/03/2005              49,288
Morgan Stanley Capital Inc. 98-A1, 6.19% ...................          33,636           1/15/2007              34,066
New Jersey Economic Development Authority, 7.425% ..........          50,000           2/15/2029              56,959
Prime Credit Card Master Trust Series 1995-1A, 6.75% .......          50,000          11/15/2005              51,938
Prime Credit Card Master Trust Series 1996-1A, 6.70% .......          50,000           7/15/2004              51,531
Sears Credit Account Master Trust Series 1998-2A, 5.25% ....         100,000          10/16/2008              99,056
Sears Credit Trust Series 1995-2A, 8.10% ...................          50,000           6/15/2004              51,516
Textron Finance Corp. Note, 6.125%+ ........................          25,000           3/15/2001              25,761
Zurich Capital Trust Note, 8.38%+ ..........................         100,000           6/01/2037             107,404
                                                                                                        ------------
                                                                                                           1,879,564
                                                                                                        ------------
CORPORATE 9.6%
Advanstar Commerce Inc. Sr. Note, 9.25%+ ...................         150,000           5/01/2008             139,500
American Lawyer Media Inc. Sr. Sub. Note Series B, 9.75% ...         250,000          12/15/2007             248,125
Ameristar Casinos Inc. Sr. Sub. Note, 10.50% ...............         150,000           8/01/2004             141,000
Aramark Services Inc. Note, 7.00% ..........................         100,000           7/15/2006             102,980
Archibald Candy Corp. Sr. Sec. Note, 10.25% ................         125,000           7/01/2004             126,250
Arizona Public Service Co. Note, 6.25% .....................          75,000           1/15/2005              76,253
California Infrastructure Development Series 1997-
  A7, 6.42% ................................................          50,000           9/25/2008              51,906
Coca-Cola Enterprises Inc., 5.75% ..........................         100,000          11/01/2008             100,437
Coca-Cola Enterprises Inc. Deb., 6.75% .....................         100,000           9/15/2028              99,758
Columbia/HCA Healthcare Corp. Note, 7.69% ..................          50,000           6/15/2025              42,678
Columbia/HCA Healthcare Corp. Note, 7.75% ..................          50,000           7/15/2036              43,212
Columbia/HCA Healthcare Corp. Note, 8.12% ..................          75,000           8/04/2003              77,401
Dover Corp. Deb., 6.65% ....................................         100,000           6/01/2028              99,775
Empire Gas Corp. Sr. Sec. Note, 7.00% to 7/14/99,
  12.875% from 7/15/99 to maturity .........................         250,000           7/15/2004             193,750
Envirosource Inc. Sr. Note, 9.75% ..........................         500,000           6/15/2003             480,000
First Wave Marine Inc. Sr. Note, 11.00% ....................         100,000           2/01/2008              95,500
Fort James Corp. Note, 6.234% ..............................          50,000           3/15/2001              50,773
Healthsouth Corp. Sr. Note, 6.875%+ ........................          50,000           6/15/2005              48,431
International Shipholding Corp. Sr. Note Series B,
  7.75% ....................................................         100,000          10/15/2007              93,500
J.B. Poindexter Inc. Sr. Note, 12.50% ......................         100,000           5/15/2004              90,000
News America Holdings Inc. Deb., 7.375% ....................          75,000          10/17/2008              77,744
Norcal Waste Systems Inc. Series B Sr. Note, 13.50% ........         250,000          11/15/2005             275,000
Ocean Energy Inc. Series B Sr. Note, 7.625%+ ...............         100,000           7/01/2005              95,000
Owens-Illinois Inc. Sr. Deb., 7.50% ........................         100,000           5/15/2010             105,031
Packaging Resources Inc. Sr. Sec. Note, 11.625% ............         250,000           5/01/2003             242,500
Pool Energy Services Co. Sr. Sub. Note, 8.625% .............         150,000           4/01/2008             138,000
Prime Succession Inc. Sr. Sub. Note, 10.75% ................         150,000           8/15/2004             136,500
Rose Hills Co. Sr. Sub. Note, 9.50% ........................         250,000          11/15/2004             220,000
RSL Communications Ltd. Sr. Note, 12.25% ...................         250,000          11/15/2006             257,500
Simonds Industries Inc. Sr. Sub. Note, 10.25%+ .............          50,000           7/01/2008              47,500
Solutia Inc. Note, 6.50% ...................................         100,000          10/15/2002             101,389
Spanish Broadcasting Systems Inc. Sr. Note, 12.50% .........         250,000           6/15/2002             271,250
Stena AB Sr. Note, 8.75% ...................................         250,000           6/15/2007             231,250
Tyco International Group SA, 6.25% .........................         100,000           6/15/2003             101,990
U.S.A. Mobile Communications Inc. Sr. Note, 9.50% ..........         250,000           2/01/2004             187,500
United Technologies Corp. Note, 6.70% ......................          50,000           8/01/2028              51,900
Viatel Inc. Sr. Note, 11.25%+ ..............................         100,000           4/15/2008              80,000
Westpoint Stevens Inc. Sr. Note, 7.875% ....................         350,000           6/15/2008             351,531
                                                                                                        ------------
                                                                                                           5,372,814
                                                                                                        ------------
Total Fixed Income Securities (Cost $16,691,085) ...............................................          16,721,892
                                                                                                        ------------

COMMERCIAL PAPER 7.2%
Ford Motor Credit Co., 5.13% ...............................    $    476,000          11/04/1998        $    476,000
Ford Motor Credit Co., 5.25% ...............................         633,000          11/12/1998             633,000
Household Finance Corp., 5.50% .............................       2,283,000          11/04/1998           2,283,000
Toys 'R Us Inc., 5.33% .....................................         650,000          11/12/1998             648,947
                                                                                                        ------------
Total Commercial Paper (Cost $4,040,947) .......................................................           4,040,947
                                                                                                        ------------

--------------------------------------------------------------------------------------------------------------------
                                                                             SHARES
--------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 24.1%
State Street Navigator Securities Lending Prime Portfolio ......................      13,448,516          13,448,516
                                                                                                        ------------
Total Short-Term Investments (Cost $13,448,516) ................................................          13,448,516
                                                                                                        ------------
Total Investments (Cost $68,381,858) - 126.7% ..................................................          70,732,222
Cash and Other Assets, Less Liabilities - (26.7%) ..............................................         (14,884,323)
                                                                                                        ------------
Net Assets - 100.0% ............................................................................        $ 55,847,899
                                                                                                        ============

Federal Income Tax Information:
At October 31, 1998, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $68,527,516 was as follows:
Aggregate gross unrealized appreication for all investments in which there is an excess of
 value over tax cost ...........................................................................        $  6,054,956
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax
 cost over value ...............................................................................          (3,850,250)
                                                                                                        ------------
                                                                                                        $  2,204,706
                                                                                                        ============

-------------------------------------------------------------------------------
ADR Stands for American Depositary Receipt, representing ownership of foreign securities.
*    Non-income-producing securities.
(+) Payments of income may be made in cash or in the form of additional securities.
TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.
+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at October 31, 1998 were $667,733 and $618,276 (1.11% of net assets), respectively.

Forward currency exchange contracts outstanding at October 31, 1998, are as follows:

                                                                                                UNREALIZED
                                                                                   CONTRACT    APPRECIATION       DELIVERY
                                                                 TOTAL VALUE        PRICE      (DEPRECIATION)       DATE
---------------------------------------------------------------------------------------------------------------------------
Sell Canadian dollars, Buy U.S. dollars                             563,993 CAD    .66122 CAD  $   7,395           11/13/98
Sell Deutsche marks, Buy U.S. dollars                               160,000 DEM    .56484 DEM     (6,280)          11/13/98
Sell Deutsche marks, Buy U.S. dollars                               242,000 DEM    .56465 DEM     (9,545)          11/13/98
Sell Deutsche marks, Buy U.S. dollars                               260,000 DEM    .56452 DEM    (10,288)          11/13/98
Sell British pounds, Buy U.S. dollars                               676,000 GBP   1.69865 GBP     21,564            1/22/99
Sell Japanese yen, Buy U.S. dollars                             207,389,996 JPY    .00725 JPY   (287,193)          12/16/98
Sell New Zealand dollars, Buy U.S. dollars                          135,000 NZD    .50741 NZD     (3,015)          11/13/98
Buy New Zealand dollars, Sell U.S. dollars                          114,000 NZD    .52700 NZD        313           11/13/98
Sell New Zealand dollars, Buy U.S. dollars                           59,000 NZD    .50400 NZD     (1,519)          11/13/98
Sell New Zealand dollars, Buy U.S. dollars                        1,520,000 NZD    .50100 NZD    (43,694)          11/13/98
Sell New Zealand dollars, Buy U.S. dollars                        1,110,000 NZD    .52640 NZD     (4,531)           1/22/99
                                                                                               ---------
                                                                                               $(336,793)
                                                                                               =========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
October 31, 1998

ASSETS
Investments, at value (Cost $68,381,858) (Note 1) ...........      $70,732,222
Cash ........................................................           13,955
Receivable for securities sold ..............................          850,436
Interest and dividends receivable ...........................          384,682
Receivable for open forward contracts .......................           29,272
Receivable from Distributor (Note 3) ........................           13,453
Receivable for fund shares sold .............................            1,003
Deferred organization costs and other assets (Note 1)                   47,281
                                                                   -----------
                                                                    72,072,304
LIABILITIES
Payable for collateral received on securities loaned ........       13,448,516
Payable for securities purchased ............................        2,195,280
Payable for open forward contracts ..........................          366,065
Accrued transfer agent and shareholder services
  (Note 2) ..................................................           41,096
Accrued management fee (Note 2) .............................           34,520
Payable for fund shares redeemed ............................           26,148
Accrued trustees' fees (Note 2) .............................           16,378
Other accrued expenses ......................................           96,402
                                                                   -----------
                                                                    16,224,405
                                                                   -----------
NET ASSETS                                                         $55,847,899
                                                                   ===========
Net Assets consist of:
  Undistributed net investment income .......................      $   583,345
  Unrealized appreciation of investments ....................        2,350,364
  Unrealized depreciation of forward contracts and
    foreign currency ........................................         (334,484)
  Accumulated net realized gain .............................        7,856,347
  Paid-in capital ...........................................       45,392,327
                                                                   -----------
                                                                   $55,847,899
                                                                   ===========
Net Asset Value, offering price and redemption
  price per share of Class S shares
  ($55,847,899 / 4,879,679 shares) ..........................           $11.44
                                                                        ======

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
For the year ended October 31, 1998

INVESTMENT INCOME
Interest, net of foreign taxes of $321 (Note 1) .................  $  1,425,172
Dividends, net of foreign taxes of $14,372 ......................       449,201
                                                                   ------------
                                                                      1,874,373
EXPENSES
Management fee (Note 2) .........................................       483,814
Custodian fee ...................................................       144,921
Transfer agent and shareholder services (Note 2) ................       124,933
Audit fee .......................................................        24,320
Reports to shareholders .........................................        20,827
Trustees' fees (Note 2) .........................................        18,931
Registration fees ...............................................         9,812
Amortization of organization costs (Note 1) .....................         7,482
Miscellaneous ...................................................         2,233
                                                                   ------------
                                                                        837,273
Expenses borne by the Distributor (Note 3) ......................      (128,643)
                                                                   ------------
                                                                        708,630
                                                                   ------------
Net investment income ...........................................     1,165,743
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCY AND FORWARD CONTRACTS
Net realized gain on investments (Notes 1 and 4) ................     7,747,085
Net realized gain on foreign currency and
  forward contracts (Note 1) ....................................       452,116
                                                                   ------------
  Total net realized gain .......................................     8,199,201
                                                                   ------------
Net unrealized depreciation of investments ......................    (6,712,388)
Net unrealized depreciation of foreign currency and
  forward contracts .............................................      (364,739)
                                                                   ------------
  Total net unrealized depreciation .............................    (7,077,127)
                                                                   ------------
Net gain on investments, foreign currency and forward contracts .     1,122,074
                                                                   ------------
Net increase in net assets resulting from operations ............  $  2,287,817
                                                                   ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                                     YEARS ENDED OCTOBER 31
                                                                  -----------------------------
                                                                      1997             1998
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income ..........................................   $  1,245,547    $  1,165,743
Net realized gain on investments, foreign currency and
  forward contracts ............................................     11,183,938       8,199,201
Net unrealized appreciation (depreciation) of investments,
  foreign currency and forward contracts .......................      1,440,757      (7,077,127)
                                                                   ------------    ------------

Net increase resulting from
  operations ...................................................     13,870,242       2,287,817
                                                                   ------------    ------------

Dividends from net investment income:
  Class A ......................................................         (7,266)           --
  Class S ......................................................     (1,418,981)     (1,317,557)
                                                                   ------------    ------------
                                                                     (1,426,247)     (1,317,557)
                                                                   ------------    ------------
Distributions from net realized gains:
  Class A ......................................................        (80,854)           --
  Class S ......................................................     (7,708,753)    (11,099,159)
                                                                   ------------    ------------
                                                                     (7,789,607)    (11,099,159)
                                                                   ------------    ------------
Net increase (decrease) from fund share
  transactions (Note 6) ........................................      9,203,933     (11,776,222)
                                                                   ------------    ------------
Total increase (decrease) in net
  assets .......................................................     13,858,321     (21,905,121)
NET ASSETS
Beginning of year ..............................................     63,894,699      77,753,020
                                                                   ------------    ------------
End of year (including undistributed
  net investment income of $473,826
  and $583,345, respectively) ..................................   $ 77,753,020    $ 55,847,899
                                                                   ============    ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------
October 31, 1998

NOTE 1

State Street Research Strategic Portfolios: Aggressive (the "Fund"), is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business Trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company. The Fund commenced operations in May, 1994. The Trust consists presently of five separate funds: State Street Research Strategic
Portfolios: Aggressive, State Street Research Government Income Fund, State Street Research Strategic Portfolios: Moderate, State Street Research Strategic
Portfolios: Conservative and State Street Research IntelliQuant Portfolios:
Small-Cap Value.

The investment objective of the Fund is to provide high total return from, primarily, growth of capital and secondarily, current income, consistent with reasonable investment risk.

The Fund is authorized to issue four classes of shares. Only Class S shares are presently available for purchase. Class A, Class B and Class C shares are not being offered at this time. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares will be subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended October 31, 1998, the Fund has designated its distributions from net realized gains as $2,866,848 from 20% rate gains and $5,160,449 from 28% rate gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. DEFERRED ORGANIZATION COSTS
Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to- market at the applicable transaction exchange rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

H. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At October 31, 1998, the value of the securities loaned and the value of collateral were $12,403,143 and $13,448,516, respectively. During the year ended October 31, 1998, income from securities lending amounted to $26,301 and is included in interest income.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1998, the fees pursuant to such agreement amounted to $483,814.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1998, the amount of such expenses was $101,523.

The fees of the Trustees not currently affiliated with the Adviser amounted to $18,931 during the year ended October 31, 1998.

NOTE 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1998, the amount of such expenses assumed by the Distributor and its affiliates was $128,643.

NOTE 4

For the year ended October 31, 1998, purchases and sales of securities, exclusive of short-term obligations, aggregated $76,602,417 and $96,418,418 (including $22,200,321 and $20,970,529 of U.S. Government obligations), respectively.

NOTE 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses.

NOTE 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 1998, Metropolitan owned 2,863,567 Class S shares of the Fund.

Share transactions were as follows:

                                                         YEARS ENDED OCTOBER 31
                                 ----------------------------------------------------------------------
                                                1997                                1998
                                 ----------------------------------  ----------------------------------
CLASS A                              SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold ...................           8,328         $  101,499               --     $           --
Issued upon reinvestment of:
  Dividend from net investment
    income ....................              54                615               --                 --
  Distribution from net
    realized gains ............             606              6,845               --                 --
Shares repurchased ............         (59,010)          (669,014)              --                 --
                                      ---------       ------------       ----------     --------------
Net decrease ..................         (50,022)       $  (560,055)              --     $           --
                                      =========       ============       ==========     ==============

CLASS S                              SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold ...................       1,008,062      $  12,442,073          770,407       $  9,214,900
Issued upon reinvestment of:
  Dividends from net investment
    income ....................          47,450            565,762           39,840            449,769
  Distributions from net
    realized gains ............         683,399          7,708,745        1,012,696         11,099,149
Shares repurchased ............        (927,982)       (10,952,592)      (2,843,995)       (32,540,040)
                                      ---------       ------------       ----------     --------------
Net increase (decrease) .......         810,929       $  9,763,988       (1,021,052)    $  (11,776,222)
                                      =========       ============       ==========     ==============

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

For a share outstanding throughout each year:
                                                                        CLASS A
                                     ----------------------------------------------------------------------------------
                                                    YEARS ENDED OCTOBER 31
                                     ---------------------------------------------------             NOVEMBER 1, 1996
                                            1994(2)           1995(1)           1996(1)            TO MARCH 27, 1997(1)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR($)             9.55           9.74       10.93                         12.45
                                               -------        -------     -------                       -------
  Net investment income ($)*                      0.09           0.20        0.14                          0.10
  Net realized and unrealized gain
    on investments, foreign
    currency and forward
    contracts ($)                                 0.14           1.19        1.79                          0.41
                                               -------        -------     -------                       -------
TOTAL FROM INVESTMENT OPERATIONS($)               0.23           1.39        1.93                          0.51
                                               -------        -------     -------                       -------
  Dividends from net investment income($)        (0.04)         (0.20)      (0.17)                        (0.13)
  Distributions from net realized gains($)        --             --         (0.24)                        (1.48)
                                               -------        -------     -------                       -------
TOTAL DISTRIBUTIONS ($)                          (0.04)         (0.20)      (0.41)                        (1.61)
                                               -------        -------     -------                       -------
NET ASSET VALUE, END OF YEAR ($)                  9.74          10.93       12.45                         11.35
                                               =======        =======     =======                       =======
Total return(3) (%)                               2.41(4)       14.49       18.05                          4.18(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)         50,999         39,555         623                          --
Ratio of operating expenses to
  average net assets (%)*                         1.35(5)        1.35        1.35                          1.35(5)
Ratio of net investment income to
  average net assets (%)*                         2.01(5)        1.98        1.43                          1.69(5)
Portfolio turnover rate (%)                      37.75         127.44      145.59                        136.48
*Reflects voluntary reduction of
 expenses per share of these
 amounts (Note 3) ($)                             0.01           0.02        0.01                          0.02


                                                                  CLASS S
                                     ----------------------------------------------------------------------------
                                                               YEARS ENDED OCTOBER 31
                                     ----------------------------------------------------------------------------
                                                1994(2)       1995(1)     1996(1)           1997(1)       1998(1)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR($)             9.55           9.74       10.94            12.43          13.18
                                               -------        -------     -------          -------        -------
  Net investment income ($)*                      0.10           0.22        0.22             0.22           0.21
  Net realized and unrealized gain
    on investments, foreign
    currency and forward contracts($)             0.14           1.20        1.74             2.27           0.17
                                               -------        -------     -------          -------        -------
TOTAL FROM INVESTMENT OPERATIONS($)               0.24           1.42        1.96             2.49           0.38
                                               -------        -------     -------          -------        -------
  Dividends from net investment income ($)       (0.05)         (0.22)      (0.23)           (0.26)         (0.24)
  Distributions from net realized gains ($)       --             --         (0.24)           (1.48)         (1.88)
                                               -------        -------     -------          -------        -------
TOTAL DISTRIBUTIONS ($)                          (0.05)         (0.22)      (0.47)           (1.74)         (2.12)
                                               -------        -------     -------          -------        -------
NET ASSET VALUE, END OF YEAR ($)                  9.74          10.94       12.43            13.18          11.44
                                               =======        =======     =======          =======        =======
Total return(3) (%)                               2.50(4)       14.85       18.37            22.54           3.69
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)            102         20,809      63,272           77,753         55,848
Ratio of operating expenses to
  average net assets (%)*                         1.10(5)        1.10        1.10             1.10           1.10
Ratio of net investment income to
  average net assets (%)*                         2.26(5)        2.13        1.78             1.79           1.81
Portfolio turnover rate (%)                      37.75         127.44      145.59           136.48         124.15
*Reflects voluntary reduction of
 expenses per share of these
 amounts (Note 3) ($)                             0.01           0.02        0.03             0.02           0.02
-----------------------------------------------------------------------------------------------------------------

(1) Per-share figures have been calculated using the average shares method.
(2) May 16,1994 (commencement of operations) to October 31, 1994.
(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.
(4) Not annualized.
(5) Annualized.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
AND THE SHAREHOLDERS OF STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic
Portfolios: Aggressive (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

-------------------------------------------------------------------------------
MANAGEMENTS DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------

For the year ended October 31, 1998, Class S shares of State Street Research Strategic Portfolios: Aggressive gained 3.69%. That was less than its peer group, the Lipper flexible portfolio fund average, which rose 9.05%. It was also well below the S&P 500, which gained 22.01%. That's not surprising since the S&P 500 is a measure of common stock performance, and the Fund had more than 30% of its assets invested in bonds and cash.

Strategic Portfolios: Aggressive seeks high total return primarily through capital appreciation by investing in common stocks and bonds. The manager's strategy is to adjust the asset allocation based on changing market conditions.

In general, investors sought quality and liquidity during the year. Large company stocks outperformed small and mid-cap stocks. High-quality bonds outperformed high-yield bonds. To the extent that it owned small and mid-cap stocks and high-yield bonds, there was a blow to performance. Also, the Fund was hurt by its reduced exposure to stocks, in general.

We expect modestly higher corporate profits and continued volatility in the financial markets in 1999. An uncertain global economic environment has been aided by an infusion of cash from the International Monetary Fund, by proposed reforms to Japan's banking system, and the Federal Reserve's cuts in interest rates in the U.S. However, we remain cautious about the prospects for the markets and the economy in the U.S. and we will continue to underweight U.S. equities, overweight U.S. bonds and focus on quality.

October 31, 1998

Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Lehman Brothers Government/Corporate Bond Index is a market-value weighted index of U.S. government treasury and agency securities, corporate and yankee bonds. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.


                   CHANGE IN VALUE OF $10,000 BASED ON THE
                       S&P 500 AND THE LEHMAN BROTHERS
                          GOVERNMENT/CORPORATE BOND
                                INDEX COMPARED
                        TO CHANGE IN VALUE OF $10,000
                                 INVESTED IN
                      STRATEGIC PORTFOLIOS: AGGRESIVE

                       -----------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       -----------------------------------
                       1 Year     3 Years     Life of Fund
                       -----------------------------------
                        3.69%      14.57%       13.65%
                       -----------------------------------

                                                          VALUE OF
                                          VALUE OF       ACCOUNT OF
                                        ACCCOUNT OF    LEHMAN BROTHERS
                     VALUE OF           S & P 500        GOV'T/CORP
                    ACCOUNT AT           INDEX AT        INDEX AT
DATE                 YEAR END            YEAR END        YEAR END
----                 --------            --------        --------
Inception 05/16/94    $10,000            $10,000         $10,000
  10/31/94             10,250             10,549          10,006
  10/31/95             11,772             13,334          11,622
  10/31/96             13,935             16,546          12,250
  10/31/97             17,076             21,856          13,329
  10/31/98             17,706             26,668          14,699

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
--------------------------------------------------------------------------------


FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RALPH F. VERNI                         RALPH F. VERNI
STRATEGIC PORTFOLIOS: AGGRESSIVE           Chairman of the Board,                 Chairman of the Board,
One Financial Center                       President and                          President, Chief Executive
Boston, MA 02111                           Chief Executive Officer                Officer and Director,
                                                                                  State Street Research &
INVESTMENT ADVISER                         PETER C. BENNETT                       Management Company
State Street Research &                    Vice President
Management Company
One Financial Center                       JOHN H. KALLIS                         STEVE A. GARBAN
Boston, MA 02111                           Vice President                         Former Senior Vice President
                                                                                  for Finance and Operations and
DISTRIBUTOR                                E.K. RAGSDALE, JR.                     Treasurer, The Pennsylvania
State Street Research                      Vice President                         State University
Investment Services, Inc.
One Financial Center                       THOMAS A. SHIVELY
Boston, MA 02111                           Vice President                         MALCOLM T. HOPKINS
                                                                                  Former Vice Chairman of the
SHAREHOLDER SERVICES                       JAMES M. WEISS                         Board and Chief Financial
State Street Research                      Vice President                         Officer, St. Regis Corp.
Service Center
P.O. Box 8408                              GERARD P. MAUS
Boston, MA 02266-8408                      Treasurer                              EDWARD M. LAMONT
1-800-562-0032                                                                    Formerly in banking
                                           JOSEPH W. CANAVAN                      (with an affiliate of
CUSTODIAN                                  Assistant Treasurer                    J.P. Morgan & Co. in New York);
State Street Bank and                                                             presently engaged in private
Trust Company                              DOUGLAS A. ROMICH                      investments and civic affairs
225 Franklin Street                        Assistant Treasurer
Boston, MA 02110
                                           FRANCIS J. MCNAMARA, III               ROBERT A. LAWRENCE
LEGAL COUNSEL                              Secretary and General Counsel          Former Partner, Saltonstall & Co.
Goodwin, Procter & Hoar LLP
Exchange Place                             DARMAN A. WING
Boston, MA 02109                           Assistant Secretary and                DEAN O. MORTON
                                           Assistant General Counsel              Former Executive Vice President,
INDEPENDENT ACCOUNTANTS                                                           Chief Operating Officer and
PricewaterhouseCoopers LLP                 AMY L. SIMMONS                         Director, Hewlett-Packard
One Post Office Square                     Assistant Secretary                    Company
Boston, MA 02109
                                                                                  SUSAN M. PHILLIPS
                                                                                  Dean, School of Business and
                                                                                  Public Management, George
                                                                                  Washington University; former
                                                                                  Member of the Board of Governors
                                                                                  of the Federal Reserve System and
                                                                                  Chairman and Commissioner of
                                                                                  the Commodity Futures Trading
                                                                                  Commission

                                                                                  TOBY ROSENBLATT
                                                                                  President,
                                                                                  The Glen Ellen Company
                                                                                  Vice President,
                                                                                  Founders Investments Ltd.

                                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE    -------------------
One Financial Center                                          Bulk Rate
Boston, MA 02111                                             U.S. Postage
                                                                 PAID
                                                              Permit #20
                                                          Holliston, MA 01746
                                                          -------------------
QUESTIONS? COMMENTS?

CALL us at 1-800-562-0032
         [hearing-impaired 1-800-676-7876]

WRITE us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408

EMAIL us at:
     info@ssrfunds.com
INTERNET site:
     www.ssrfunds.com

[logo] STATE STREET RESEARCH

This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied or preceded by a current State Street Research Strategic Portfolios:
Aggressive prospectus. When used after December 31, 1998, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.



CONTROL NUMBER: (exp1299)SSR-LD                                     SP-112E-1298

                       ----------------------------------
                              STATE STREET RESEARCH
                       ----------------------------------
                       STRATEGIC PORTFOLIOS: CONSERVATIVE
                       ----------------------------------

                                  ANNUAL REPORT

                                October 31, 1998

                              ---------------------
                                  WHAT'S INSIDE
                              ---------------------


                              FROM THE CHAIRMAN
                              From good news
                              to modest results

                              PORTFOLIO MANAGER'S REVIEW
                              An outstanding year,
                              with positive signs ahead

                              FUND INFORMATION
                              Facts and figures

                              PLUS, COMPLETE PORTFOLIO HOLDINGS
                              AND FINANCIAL STATEMENTS

-------------------

   [DALBAR LOGO]

-------------------

  For Excellence
        in                                        STATE STREET RESEARCH FUNDS
Shareholder Service

FROM THE CHAIRMAN


[Photo of Ralph F. Verni]

DEAR SHAREHOLDER:
After nearly four years of uninterrupted good news, 1998 has produced more modest results for investors. On the economic front, most indicators remain positive: inflation is low; personal income has risen; and unemployment is steady at about 4.5%. Consumer confidence has fallen slightly. Investors wavered about the economy at home, while markets abroad sent stock prices down sharply in the late summer. By the end of October, however, most major market indices had rebounded, resulting in positive but single-digit returns for the year to date.

STOCKS
Earlier, the corporate profit picture was pessimistic. Financial stocks were among the hardest hit, as announcements were made that big U.S. financial institutions expected losses from loans to foreign markets. Technology companies also lost ground on lower demand from Asia. Now both the S&P 500 and the Nasdaq Composite have recovered and moved ahead. Small- company stocks remained depressed.

BONDS
Bonds have benefited from the Federal Reserve Board's two successive, one-quarter percent cuts in the federal funds rate. The yield on the bellwether long-term Treasury bond fell below 5.0%. Although the yield has risen since, high quality bonds have delivered attractive returns.

INTERNATIONAL
Indications that economic growth has slowed around the world, plus specific concerns over Asia's woes, continued to bring returns down on most major foreign exchanges. Even Europe, which had delivered strong gains, felt the effects of Russia's currency problems and Japan's recession. As interest rates converge in anticipation of the euro, Europe's new common currency in 1999, Spain and Italy appear to be in the best position to grow. Germany and France are the most likely to suffer.

OUTLOOK AND OPPORTUNITIES
As investors, you may be asking where opportunities lie ahead. My answer is in diversification -- and in some of the markets that have been beaten down. But every investor is different. Now is a good time to seek advice from your financial professional. And as always, thank you for your confidence in State Street Research funds.

    Sincerely,

/s/ Ralph F. Veri

    Ralph F. Verni
    Chairman

    October 31, 1998

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended October 31, 1998, except where noted)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
FOR PERIODS ENDED 9/30/98(2)(3)                 AVERAGE ANNUAL TOTAL RETURN(2)(3)
---------------------------------------------   --------------------------------------------
            LIFE OF FUND                                    LIFE OF FUND
          (since 5/16/94)  3 YEARS   1 YEAR               (since 5/16/94)   3 YEARS   1 YEAR
---------------------------------------------   --------------------------------------------
Class S       11.39%       10.98%    7.68%      Class S       11.32%         11.15%    8.60%
---------------------------------------------   --------------------------------------------

Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.


(1) The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(2) Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value.

(3) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

PORTFOLIO MANAGER'S REVIEW
Strategic Portfolios: Conservative: An outstanding year, with positive signs ahead

[Photo of Peter Bennett]

     Peter Bennett
   Portfolio Manager


Peter Bennett, portfolio manager and team leader of State Street Research Strategic Portfolios: Conservative, comments on the year ended October 31, 1998 and the Fund's strategy for the year ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: The Fund had an outstanding year relative to its peer group. Class S shares gained 8.60% for the 12 months ended October 31, 1998. That was significantly higher than the average flexible income fund, which rose only 1.55%, according to Lipper Analytical Services.

Q: WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE?
A: Our investment in large cap growth stocks, while it was below the Fund's normal weighting, made a sizable contribution to performance as this sector continued to outdistance the rest of the stock market. Also, the Fund's above-normal weighting in international equities and in high-grade bonds were good tactical moves. Both segments delivered good performance for the period.

Q: WERE THERE AREAS OF DISAPPOINTMENT FOR THE FUND?
A: Yes. The Fund's investment in value stocks, especially mid-cap value, significantly lagged the stock market as a whole. Although the Fund was slightly underweighted in the segment, it was a drag on performance.

Q: DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ASSET ALLOCATION DURING THE PERIOD?
A: We made only modest adjustments to asset allocation. We increased the Fund's exposure to the bond market from 71% six months ago to over 73% at the end of the period. The Fund's stock position was lowered from 27% to 23%. By comparison, the Fund's normal asset mix is 30% stocks/70% bonds. We believe our decision to underweight stocks and overweight bonds is prudent in light of continued uncertainties for the U.S. economy and the financial markets. However, we also believe that the Fund's investments in value stocks and high- yield bonds have the potential to recover. We did not sell them on weakness.

Q: WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?
A: We remain cautious, but there are some positive signs: The stock market has started to recover from a weak September, helped by the Federal Reserve's back-to-back interest-rate cuts. Japan has taken steps to address problems in its banking system. The International Monetary Fund has come up with a $40 billion package to help stabilize the situation in Brazil.

All of these are positive signs for the world's financial markets and for the United States economy. However, we're not out of the woods. Our expectation is for a modest increase in corporate profits in 1999. There's still a lot of uncertainty, and we expect continued volatility going forward. As a result, our strategy is to remain somewhat underweighted in U.S. equities, overweighted in high-grade bonds relative to our normal target mix and, in general, to continue to focus on quality and liquidity.

October 31, 1998

------------------------------------------------------------------------------
------------------------------------------------------------------------------
ASSET ALLOCATION           TOP 5 BOND SECTORS       TOP 5 EQUITIY INDUSTRIES
(by percentage              (by percentage             (by percentage
 of net assets)             of net assets)             of net assets)

Bonds          73%        U.S. TREASURY     26.3%     INSURANCE             2.5%
Equities       23%        U.S. AGENCY                 ELECTRIC              2.4%
Cash            4%        MORTGAGE          15.8%     COMPUTER SOFTWARE
                          FINANCE/MORTGAGE  15.0%     & SERVICE             1.6%
                          CORPORATE          8.1%     RETAIL TRADE          1.6%
                          FOREIGN                     OIL                   1.3%
                          GOVERNMENT         5.5%

                          Total:           70.7%     Total:                9.4%

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
October 31, 1998
--------------------------------------------------------------------------------
                                                                   VALUE
                                                     SHARES       (NOTE 1)
--------------------------------------------------------------------------------
EQUITY SECURITIES 22.9%
BASIC INDUSTRIES 3.2%
CHEMICAL 1.0%
Agrium Inc. ....................................     12,100   $    127,050
Cabot Corp. ....................................      6,700        188,019
Cordant Technologies Inc. ......................        600         24,412
                                                              ------------
                                                                   339,481
                                                              ------------
DIVERSIFIED 0.8%
Johnson Controls Inc. ..........................        900         50,625
Mark IV Industries Inc. ........................      7,800        119,925
Ogden Corp. ....................................      4,900        131,687
                                                              ------------
                                                                   302,237
                                                              ------------
ELECTRICAL EQUIPMENT 0.2%
Asia Pacific Wire & Cable Corp. Ltd.* ..........      3,800          9,738
General Electric Co. ...........................        700         61,250
                                                              ------------
                                                                    70,988
                                                              ------------
MACHINERY 0.7%
Harsco Corp. ...................................        500         16,375
Howmet International Inc.* .....................      8,700        130,500
Sundstrand Corp. ...............................      1,000         46,937
Tyco International Ltd. ........................        900         55,744
                                                              ------------
                                                                   249,556
                                                              ------------
METAL & MINING 0.3%
Kennametal Inc. ................................      2,500         51,875
RTZ Corp.* .....................................      1,421         17,255
Valeo SA .......................................        300         25,972
Valeo SA Wts.* .................................        300          1,620
                                                              ------------
                                                                    96,722
                                                              ------------
TRUCKERS 0.2%
Laidlaw Inc. ...................................      8,600         81,163
                                                              ------------
Total Basic Industries .........................                 1,140,147
                                                              ------------
CONSUMER CYCLICAL 2.9%
AUTOMOTIVE 0.3%
Gencorp Inc. ...................................      4,800        106,200
                                                              ------------
HOTEL & RESTAURANT 0.6%
Harrah's Entertainment Inc.* ...................      5,500         77,687
McDonald's Corp. ...............................        900         60,188
Mirage Resorts Inc.* ...........................      5,400         91,462
                                                              ------------
                                                                   229,337
                                                              ------------
RECREATION 0.4%
Chancellor Media Corp. .........................        800         30,700
Cox Communications Inc. Cl. A* .................        600         32,925
GTech Holdings Corp.* ..........................      1,800         43,200
MediaOne Group Inc.* ...........................      1,000         42,312
                                                              ------------
                                                                   149,137
                                                              ------------
RETAIL TRADE 1.6%
CVS Corp. ......................................      1,600         73,100
Hannaford Brothers Co. .........................      3,900        170,869
Home Depot Inc. ................................      1,500         65,250
Kroger Co.* ....................................      1,100         61,050
Safeway Inc. ...................................      1,300         62,156
Staples Inc.* ..................................        900         29,363
Wal-Mart Stores, Inc. ..........................        800         55,200
Wolters Kluwer NV* .............................        300         58,123
                                                              ------------
                                                                   575,111
                                                              ------------
Total Consumer Cyclical ........................                 1,059,785
                                                              ------------
CONSUMER STAPLE 4.9%
BUSINESS SERVICE 0.8%
A.C. Nielson Corp.* ............................      8,700        232,725
Apollo Group Inc. Cl. A* .......................      1,150         36,944
                                                              ------------
                                                                   269,669
                                                              ------------
AIRPORT 0.7%
Ball Corp. .....................................      5,600        236,250
                                                              ------------
DRUG 0.4%
Pfizer Inc. ....................................        400         42,925
Schering-Plough Corp. ..........................        700         72,012
Warner-Lambert Co. .............................        500         39,188
                                                              ------------
                                                                   154,125
                                                              ------------
FOOD & BEVERAGE 1.2%
Coca-Cola Co. ..................................      1,000         67,625
Coca-Cola Enterprises Inc. .....................      1,600         57,700
H.J. Heinz Co. .................................        400         23,250
Keebler Foods Co.* .............................      1,800         51,750
QP Corp. .......................................      4,100         31,265
Snow Brand Milk Co. ............................      9,300         34,303
Takara Shuzo Co. ...............................     11,000         59,067
Whitman Corp. ..................................      5,800        124,337
                                                              ------------
                                                                   449,297
                                                              ------------
HOSPITAL SUPPLY 0.6%
Abbott Laboratories ............................      1,200         56,325
Johnson & Johnson ..............................        900         73,350
Medtronic Inc. .................................        500         32,500
Quorum Health Group Inc.* ......................      4,800         69,600
                                                              ------------
                                                                   231,775
                                                              ------------
PRINTING & PUBLISHING 1.2%
Hollinger International, Inc. Cl. A* ...........     11,300        146,900
Prosieben Media AG* ............................      1,000         51,313
Torstar Corp. Cl. B* ...........................      4,700         55,894
Valassis Communications Inc. ...................      4,900        195,388
                                                              ------------
                                                                   449,495
                                                              ------------
Total Consumer Staple ..........................                 1,790,611
                                                              ------------
ENERGY 1.3%
OIL 1.3%
Amoco Corp. ....................................        800         44,900
British Petroleum Co. PLC* .....................      2,100         30,825
Exxon Corp. ....................................        700         49,875
Fletcher Challenge Ltd.* .......................      6,600         12,163
Mobil Corp. ....................................        700         52,981
Oryx Energy Co. ................................      4,300         60,200
PTT Exploration & Production Public Co. Ltd.* ..      2,100         20,231
Seagull Energy Corp.* ..........................      5,100         60,881
Tosco Corp. ....................................      1,400         39,287
Total SA Cl. B ADR .............................        900         52,650
Unocal Corp. ...................................      1,000         33,938
                                                              ------------
                                                                   457,931
                                                              ------------
Total Energy ...................................                   457,931
                                                              ------------
FINANCE 3.6%
BANK 0.8%
Banco Di Roma ..................................     20,100         35,062
BHF Bank AG ....................................        700         26,939
Chase Manhattan Corp. ..........................        800         45,450
National Bank of Canada ........................      9,000        134,738
U.S. Bancorp ...................................      1,500         54,750
                                                              ------------
                                                                   296,939
                                                              ------------
FINANCIAL SERVICE 0.3%
Federal National Mortgage Association ..........      1,000         70,812
Household International Inc. ...................        600         21,938
Nomura Securities Co. ..........................      2,700         20,381
                                                              ------------
                                                                   113,131
                                                              ------------
INSURANCE 2.5%
Ace Ltd. .......................................      6,500        220,187
AMBAC Inc. .....................................      3,400        197,838
American International Group Inc. ..............        500         42,625
Citigroup Inc. .................................        900         42,356
Exel Ltd. Cl. A ................................      2,553        195,145
Saint Paul Companies, Inc. .....................        600         19,875
Transamerica Corp. .............................        200         20,800
UNUM Corp. .....................................      3,300        146,644
                                                              ------------
                                                                   885,470
                                                              ------------
Total Finance ..................................                 1,295,540
                                                              ------------
SCIENCE & TECHNOLOGY 3.1%
COMPUTER SOFTWARE & SERVICE 1.6%
America Online Inc.* ...........................        400         50,825
Ascend Communications Inc.* ....................      1,100         53,075
Automatic Data Processing Inc. .................        500         38,906
Cisco Systems Inc.* ............................      1,000         63,000
EMC Corp.* .....................................      1,000         64,375
IXOS Software AG ...............................        100         10,866
Microsoft Corp.* ...............................        300         31,763
Nintendo Co. Ltd.* .............................      1,400        118,408
Sema Group PLC* ................................      4,100         33,213
Softbank Corp. .................................      1,000         43,575
Tieto Corp. ....................................      1,400         42,517
WM-Data AB Cl. B* ..............................      1,100         40,021
                                                              ------------
                                                                   590,544
                                                              ------------
ELECTRONIC COMPONENTS 0.6%
Analog Devices Inc.* ...........................      1,300         25,838
Intel Corp. ....................................        600         53,512
Lernout & Hauspie Speech Products NV ADR* ......      1,100         43,588
Rohm Co.* ......................................      1,000         88,351
                                                              ------------
                                                                   211,289
                                                              ------------
ELECTRONIC EQUIPMENT 0.4%
L.M. Ericsson Telephone Co. Cl. B* .............      1,836         41,396
Lucent Technologies Inc. .......................        800         64,150
Nokia AB Cl. K* ................................        400         36,371
                                                              ------------
                                                                   141,917
                                                              ------------
OFFICE EQUIPMENT 0.5%
International Business Machines Corp. ..........        400         59,375
NCR Corp. ......................................        700         23,538
Silicon Graphics Inc. ..........................      2,600         29,250
Xerox Corp. ....................................        700         67,812
                                                              ------------
                                                                   179,975
                                                              ------------
Total Science & Technology .....................                 1,123,725
                                                              ------------
UTILITY 3.9%
ELECTRIC 2.4%
DQE Inc. .......................................        600         23,663
Duke Energy Co. ................................        800         51,750
Edison International Corp. .....................        800         21,100
GPU Inc. .......................................      2,700        116,437
Illinova Corp. .................................      5,400        136,687
Montana Power Co. ..............................      1,500         64,969
OGE Energy Corp. ...............................      4,900        130,156
Pinnacle West Capital Corp. ....................      3,900        170,869
Unicom Corp. ...................................      1,300         48,994
Western Resources Inc. .........................      3,000        105,000
                                                              ------------
                                                                   869,625
                                                              ------------
NATURAL GAS 0.5%
Williams Companies Inc. ........................      6,827        187,316
                                                              ------------
TELEPHONE 0.9%
AirTouch Communications Inc.* ..................        800         44,800
Bellsouth Corp. ................................        700         55,869
Cable & Wireless PLC ...........................      1,900         14,310
MCI Worldcom Inc.* .............................      1,900        104,975
Qwest Communications International Inc.* .......        900         35,213
Shaw Communications Inc. Cl. B .................      1,400         28,000
Telecom Italia SPA* ............................      5,300         38,306
                                                              ------------
                                                                   321,473
                                                              ------------
ELECTRICAL 0.1%
Consolidated Edison Inc. .......................        500         25,062
Texas Utilities Co. ............................        500         21,875
                                                              ------------
                                                                    46,937
                                                              ------------
Total Utility ..................................                 1,425,351
                                                              ------------
Total Equity Securities (Cost $7,520,897) ......                 8,293,090
                                                              ------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                        PRINCIPAL             MATURITY              VALUE
                                                         AMOUNT                 DATE               (NOTE 1)
----------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 73.2%
U.S. TREASURY 26.3%
U.S. Treasury Bond, 12.00% .......................         $  200,000           8/15/2013          $    308,782
U.S. Treasury Bond, 8.75% ........................          1,225,000           5/15/2017             1,710,982
U.S. Treasury Bond, 8.50% ........................            450,000           2/15/2020               625,149
U.S. Treasury Bond, 6.875% .......................            725,000           8/15/2025               878,040
U.S. Treasury Bond, 6.625% .......................            425,000           2/15/2027               503,225
U.S. Treasury Note, 6.375% .......................          1,450,000           8/15/2002             1,548,324
U.S. Treasury Note, 6.25% ........................            675,000           8/31/2002               717,923
U.S. Treasury Note, 5.75% ........................            175,000           4/30/2003               184,872
U.S. Treasury Note, 7.875% .......................            450,000          11/15/2004               529,101
U.S. Treasury Note, 7.00% ........................            325,000           7/15/2006               374,257
U.S. Treasury Note TIPS, 3.625% ..................            252,545           4/15/2028               252,702
U.S. Treasury STRIPS, 0.00% ......................            550,000          11/15/2001               482,224
U.S. Treasury STRIPS, 0.00% ......................          1,025,000           5/15/2003               838,409
U.S. Treasury STRIPS, 0.00% ......................            850,000           5/15/2007               566,066
                                                                                                   ------------
                                                                                                      9,520,056
                                                                                                   ------------
U.S. AGENCY MORTGAGE 15.8%
Federal Home Loan Mortgage Corp., 6.00% ..........            434,377           5/01/2013               436,140
Federal National Mortgage Association, 6.00% .....            225,000           5/15/2008               238,500
Federal National Mortgage Association, 7.50% .....            501,636          11/01/2027               514,333
Federal National Mortgage Association Remic
  93-102-H PAC, 6.80% ............................            125,000           9/25/2022               130,976
Federal National Mortgage Association TBA, 6.50% .            725,000          11/17/2013               736,781
Federal National Mortgage Association TBA, 6.00% .            725,000          11/12/2028               715,938
Federal National Mortgage Association TBA, 6.50% .          1,800,000          11/12/2028             1,812,937
Government National Mortgage Association, 6.50% ..             98,711           2/15/2009               100,716
Government National Mortgage Association, 6.50% ..             48,056           6/15/2009                49,032
Government National Mortgage Association, 6.50% ..            222,216           7/15/2009               226,329
Government National Mortgage Association, 7.50% ..            260,090          12/15/2010               267,445
Government National Mortgage Association, 7.00% ..            257,209           2/15/2025               263,397
Government National Mortgage Association TBA, 7.00%           250,000          11/18/2028               255,703
                                                                                                   ------------
                                                                                                      5,748,227
                                                                                                   ------------
CANADIAN-YANKEE 2.5%
British Aerospace Finance Inc. Note, 7.50%+ ......            125,000           7/01/2027               134,810
Province of Ontario Deb., 5.50% ..................            225,000          10/01/2008               223,614
Province of Quebec, 7.125% .......................             75,000           2/09/2024                78,668
Usinor Sacilor Note, 7.25% .......................            350,000           8/01/2006               357,091
Woodside Finance Ltd. Note, 6.60%+ ...............            125,000           4/15/2008               117,878
                                                                                                   ------------
                                                                                                        912,061
                                                                                                   ------------
FOREIGN GOVERNMENT 5.5%
                                                       Greek Drachma
Republic of Greece, 8.80% ........................        250,000,000           6/19/2007               921,851
                                                   New Zealand Dollar
Government of New Zealand, 10.00% ................            475,000           3/15/2002               287,670
Government of New Zealand, 8.00% .................            850,000          11/15/2006               525,566
                                                      Pound Sterling
United Kingdom Treasury, 8.50% ...................            125,000          12/07/2005               251,055
                                                                                                   ------------
                                                                                                      1,986,142
                                                                                                   ------------
FINANCE/MORTGAGE 15.0%
American Express Master Trust, 5.90%                       $  250,000           4/15/2004               257,812
Arcadia Automobile Trust 97-B A5, 6.70% ..........            125,000           2/15/2005               127,891
Arcadia Automobile Trust 97-C A5, 6.55% ..........            125,000           6/15/2005               126,719
Associates Corp. of North America Sr. Note, 6.45%             125,000          10/15/2001               128,186
Capital One Bank Note, 6.28% .....................            250,000           2/20/2001               250,380
Capital One Bank Note, 6.15% .....................            125,000           6/01/2001               124,559
Chase Commercial Mortgage Securities Corp. 1997-1
  Cl. A1, 7.27% ..................................            139,327           7/19/2004               145,510
Chase Manhattan Master Trust 96-3A, 7.04% ........            200,000           2/15/2005               208,000
Chevron Corp. Note, 8.11% ........................            161,000          12/01/2004               175,849
Cigna Corp. Deb., 7.875% .........................            175,000           5/15/2027               185,488
CIT Group Holdings Inc. Sr. Note, 6.80%                       250,000           4/17/2000               255,465
Commercial Credit Group Inc. Note, 6.45% .........            250,000           7/01/2002               256,405
Commercial Credit Group Inc. Sr. Note, 5.55% .....            250,000           2/15/2001               250,305
Countrywide Funding Corp. Note, 6.58%                         200,000           9/21/2001               206,444
Countrywide Funding Corp. Note, 6.28%                         200,000           1/15/2003               206,202
ERAC USA Finance Co. Note, 6.75%+ ................            250,000           5/15/2007               252,450
Florida Windstorm Sr. Sec. Note Series 1997,
  6.85%+ .........................................            125,000           8/25/2007               130,426
Ford Credit Auto Owner Trust 1996 A A3, 6.50% ....             48,497          11/15/1999                48,527
GMAC Commercial Mortgage Security Inc. 97-C2- A,
  6.45% ..........................................            120,212          12/15/2004               122,616
GMAC Commercial Mortgage Security Inc. 98-C1 A1,
  6.41% ..........................................            121,601          11/15/2007               121,753
Household Finance Co. Note, 6.75% ................            125,000           6/01/2000               127,055
LB Commercial Mortgage Trust Series 97LL1-A1,
  6.79% ..........................................            244,402           6/12/2004               254,178
LB Commercial Conduit Mortgage Trust 98-C1 A1,
  6.33% ..........................................            119,444          11/18/2004               120,750
MBNA Master Credit Card Trust Series 98-JA, 5.25%             500,000           2/15/2006               498,550
Morgan Stanley Capital Inc. 98- A1, 6.19% ........            120,129           1/15/2007               121,665
Prime Credit Card Master Trust Series 1995-1A,
  6.75% ..........................................            125,000          11/15/2005               129,844
Prudential Home Mortgage Securities Co. Series
  93-29 A-6 PAC, 6.75% ...........................            114,659           8/25/2008               114,982
Railcar Leasing LLC Sr. Sec. Note, 6.75%+ ........            102,744           7/15/2006               105,216
Sears Credit Account Master Trust Series 1997-1A,
  6.20% ..........................................            125,000           7/16/2007               127,695
Sears Credit Account Master Trust Series 1998-2A,
  5.25% ..........................................            250,000          10/16/2008               247,641
                                                                                                   ------------
                                                                                                      5,428,563
                                                                                                   ------------
CORPORATE 8.1%
Arizona Public Service Co. Note, 6.25%                        250,000           1/15/2005               254,175
California Infrastructure Development Series 1997-
  A7, 6.42% ......................................            125,000           9/25/2008               129,766
Cargill Inc. Sr. Note, 6.875%+ ...................            125,000           5/01/2028               123,567
Coca-Cola Enterprises Inc., 5.75% ................            250,000          11/01/2008               251,094
Coca-Cola Enterprises Inc. Deb., 6.75%                        250,000           9/15/2028               249,395
Columbia/HCA Healthcare Corp. Note, 6.87% ........            150,000           9/15/2003               145,662
Columbia/HCA Healthcare Corp. Note, 8.12% ........            125,000           8/04/2003               129,001
Columbia/HCA Healthcare Corp. Note, 7.69% ........            125,000           6/15/2025               106,695
Columbia/HCA Healthcare Corp. Note, 7.75% ........            125,000           7/15/2036               108,031
Edison Mission Energy Funding Corp. Series A Note,
  6.77%+ .........................................            134,443           9/15/2003               139,263
Electronic Data Systems Corp. Note, 6.85%+ .......            250,000           5/15/2000               258,030
Healthsouth Corp. Sr. Note, 6.875%+ ..............            175,000           6/15/2005               169,507
New Jersey Economic Development Authority, 7.425%             200,000           2/15/2029               227,838
News America Holdings Inc. Deb., 7.375% ..........            250,000          10/17/2008               259,145
United Technologies Corp. Note, 6.70%                         125,000           8/01/2028               129,750
Worldcom Inc. Note, 6.125% .......................            250,000           8/15/2001               253,650
                                                                                                   ------------
                                                                                                      2,934,569
                                                                                                   ------------
Total Fixed Income Securities (Cost $25,930,670) ........................................            26,529,618
                                                                                                   ------------

COMMERCIAL PAPER 14.3%
American Express Credit Corp., 5.12% ..............       $1,457,000          11/03/1998           $  1,457,000
Ford Motor Credit Co., 5.23% ......................          799,000          11/03/1998                799,000
Ford Motor Credit Co., 5.25% ......................          264,000          11/09/1998                264,000
General Electric Capital Corp., 5.22% .............        1,589,000          11/12/1998              1,589,000
Household Finance Corp., 5.28% ....................        1,060,000          11/12/1998              1,060,000
                                                                                                   ------------
Total Commercial Paper (Cost $5,169,000) ...............................................              5,169,000
                                                                                                   ------------

---------------------------------------------------------------------------------------------------------------
                                                                     SHARES
---------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 23.9%
Total Short-Term Investments (Cost $8,679,562) ...................    8.679.562                       8,679,562
                                                                                                   ------------
Total Investments (Cost $47,300,129) - 134.3% .................................                      48,671,270
Cash and Other Assets, Less Liabilities - (34.3%) .............................                     (12,435,180)
                                                                                                   ------------
Net Assets - 100.0% ...........................................................                    $ 36,236,090
                                                                                                   ============


------------------------------------------------------------------------------

Federal Income Tax Information:
At October 31, 1998, the net unrealized appreciation of
  investments based on cost for Federal income tax purposes
  of $47,320,196 was as follows:
Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost .......   $2,035,419
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value .......     (684,345)
                                                               ----------
                                                               $1,351,074
                                                               ==========

-------------------------------------------------------------------------------

ADR Stands for American Depositary Receipt, representing ownership of foreign securities.

*    Nonincome-producing securities.

+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securit ies among certain qualified buyers. The total cost and market value of Rule 144A securities owned at October 31, 1998 were $1,411,735 and $1,431,147 (3.95% of net assets), respectively.

TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no m ore than 1%.

Forward currency exchange contracts outstanding at October 31, 1998, are as follows:

                                                                                                UNREALIZED
                                                                                   CONTRACT    APPRECIATION       DELIVERY
                                                                 TOTAL VALUE        PRICE      (DEPRECIATION)       DATE
---------------------------------------------------------------------------------------------------------------------------
Sell Canadian dollars, Buy U.S. dollars                          198,443 CAD      .66122 CAD      $  2,602         12/15/98
Sell Deutsche marks, Buy U.S. dollars                            759,000 DEM      .56465 DEM       (29,936)        11/13/98
Sell Deutsche marks, Buy U.S. dollars                            810,000 DEM      .56453 DEM       (32,051)        11/13/98
Sell British pounds, Buy U.S. dollars                            147,000 GBP     1.69865 GBP         4,689          1/22/99
Sell Japanese yen, Buy U.S. dollars                           40,181,127 JPY      .00725 JPY       (55,643)        12/16/98
Sell New Zealand dollars, Buy U.S. dollars                        30,000 NZD      .50400 NZD          (772)        11/13/98
Sell New Zealand dollars, Buy U.S. dollars                       725,000 NZD      .50100 NZD       (20,841)        11/13/98
Sell New Zealand dollars, Buy U.S. dollars                        75,000 NZD      .50741 NZD        (1,675)        11/13/98
Sell New Zealand dollars, Buy U.S. dollars                       590,000 NZD      .52640 NZD        (2,408)         1/22/99
Sell New Zealand dollars, Buy U.S. dollars                        50,000 NZD      .52550 NZD          (250)         1/22/99
                                                                                                 ---------
                                                                                                 $(136,285)
                                                                                                 =========

Futures contracts open at October 31, 1998, are as follows:

                                                                     EXPIRATION              UNREALIZED
    TYPE                                  NOTIONAL AMOUNT              MONTH                APPRECIATION
---------------------------------------------------------------------------------------------------------
10 year U.S. Treasury Notes                   $400,000             December, 1998              $5,375

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
October 31, 1998

ASSETS
Investments, at value (Cost $47,300,129) (Note 1) ........      $48,671,270
Cash .....................................................           46,152
Receivable for securities sold ...........................        2,022,446
Interest and dividends receivable ........................          338,185
Receivable from Distributor (Note 3) .....................           14,999
Receivable for open forward contracts ....................            7,291
Deferred organization costs and other assets (Note 1)                29,948

                                                                -----------
                                                                 51,130,291
LIABILITIES
Payable for collateral received on securities loaned .....        8,679,562
Payable for securities purchased .........................        5,880,714
Payable for open forward contracts .......................          143,576
Payable for fund shares redeemed .........................           36,825
Accrued transfer agent and shareholder services
  (Note 2) ...............................................           27,414
Accrued management fee (Note 2) ..........................           19,351
Accrued trustees' fees (Note 2) ..........................           15,673
Payable for variation margin (Note 1) ....................            3,125
Other accrued expenses ...................................           87,961
                                                                -----------
                                                                 14,894,201
                                                                -----------
NET ASSETS                                                      $36,236,090
                                                                ===========
Net Assets consist of:
  Undistributed net investment income ....................       $  502,509
  Unrealized appreciation of investments .................        1,371,141
  Unrealized appreciation of futures contracts ...........            5,375
  Unrealized depreciation of forward contracts and
    foreign currency .....................................         (134,505)
  Accumulated net realized gain ..........................        2,248,412
  Paid-in capital ........................................       32,243,158
                                                                -----------
                                                                $36,236,090
                                                                ===========

Net Asset Value, offering price and redemption
  price per share of Class S shares
  ($36,236,090 / 3,319,052 shares) .......................           $10.92
                                                                     ======

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
For the year ended October 31, 1998

INVESTMENT INCOME
Interest, net of foreign taxes of $4,472 (Note 1) ..........     $ 1,834,898
Dividends, net of foreign taxes of $3,450 ..................         121,190
                                                                 -----------
                                                                   1,956,088
EXPENSES
Management fee (Note 2) ....................................         223,748
Custodian fee ..............................................         109,779
Transfer agent and shareholder services (Note 2) ...........          75,241
Audit fee ..................................................          20,115
Trustees' fees (Note 2) ....................................          18,911
Reports to shareholders ....................................          18,675
Registration fees ..........................................          11,459
Amortization of organization costs (Note 1) ................           7,483
Legal fees .................................................             742
Miscellaneous ..............................................           2,296
                                                                 -----------
                                                                     488,449
Expenses borne by the Distributor (Note 3) .................        (152,851)
                                                                 -----------
                                                                     335,598
                                                                 -----------
Net investment income ......................................       1,620,490
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCY, FORWARD CONTRACTS AND FUTURES
  CONTRACTS
Net realized gain on investments (Notes 1 and 4) ...........       2,249,266
Net realized gain on futures contracts (Note 1) ............          17,665
Net realized gain on forward contracts and foreign
  currency (Note 1) ........................................         175,234
                                                                 -----------
  Total net realized gain ..................................       2,442,165
                                                                 -----------
Net unrealized depreciation of investments .................        (818,474)
Net unrealized appreciation of futures contracts ...........           5,375
Net unrealized depreciation of forward contracts
  and foreign currency .....................................        (143,067)
                                                                 -----------
  Total net unrealized depreciation ........................        (956,166)
                                                                 -----------
Net gain on investments, foreign currency and forward
  contracts and futures contracts ..........................       1,485,999
                                                                 -----------
Net increase in net assets resulting from operations .......     $ 3,106,489
                                                                 ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                                     YEARS ENDED OCTOBER 31
                                                                   ----------------------------
                                                                      1997             1998
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income ..........................................   $  1,591,879    $  1,620,490
Net realized gain on investments, foreign currency, forward
  contracts and futures contracts ..............................      2,789,109       2,442,165
Net unrealized appreciation (depreciation) of investments,
  foreign currency, forward contracts and futures contracts ....        300,710        (956,166)
                                                                   ------------    ------------
Net increase resulting from operations .........................      4,681,698       3,106,489
                                                                   ------------    ------------
Dividends from net investment income:
  Class A ......................................................         (9,655)           --
  Class S ......................................................     (1,610,768)     (1,703,599)
                                                                   ------------    ------------
                                                                     (1,620,423)     (1,703,599)
                                                                   ------------    ------------
Distributions from net realized gains:
  Class A ......................................................        (27,562)           --
  Class S ......................................................     (1,688,429)     (2,735,915)
                                                                   ------------    ------------
                                                                     (1,715,991)     (2,735,915)
                                                                   ------------    ------------
Net increase (decrease) from fund share
  transactions (Note 6) ........................................      3,367,965        (931,584)
                                                                   ------------    ------------
Total increase (decrease) in net assets ........................      4,713,249      (2,264,609)
NET ASSETS
Beginning of year ..............................................     33,787,450      38,500,699
                                                                   ------------    ------------
End of year (including undistributed net investment income of
  $458,790 and $502,509, respectively) .........................   $ 38,500,699    $ 36,236,090
                                                                   ============    ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------
NOTE 1

State Street Research Strategic Portfolios: Conservative (the "Fund"), is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company. The Fund commenced operations in May, 1994. The Trust consists presently of five separate funds: State Street Research Strategic
Portfolios: Conservative, State Street Research Government Income Fund, State Street Research Strategic Portfolios: Moderate, State Street Research Strategic
Portfolios: Aggressive and State Street Research IntelliQuant Portfolios:
Small-Cap Value.

The investment objective of the Fund is to provide, primarily, a high level of current income and, secondarily, long term growth of capital, consistent with the preservation of capital and reasonable investment risk.

The Fund is authorized to issue four classes of shares. Only Class S shares are presently available for purchase. Class A, Class B and Class C shares are not being offered at this time. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended October 31, 1998, the Fund has designated its distributions from net realized gains as $452,253 from 20% rate gains and $1,445,637 from 28% rate gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. DEFERRED ORGANIZATION COSTS
Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to- market at the applicable transaction exchange rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

H. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At October 31, 1998, the value of the securities loaned and the value of collateral were $7,768,238 and $8,679,562, respectively. During the year ended October 31, 1998, income from securities lending amounted to $5,756 and is included in interest income.

J. FUTURES CONTRACTS
The Fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Fund will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long futures contracts. The Fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.60% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1998, the fees pursuant to such agreement amounted to $223,748.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1998, the amount of such expenses was $44,377.

The fees of the Trustees not currently affiliated with the Adviser amounted to $18,911 during the year ended October 31, 1998.

NOTE 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1998, the amount of such expenses assumed by the Distributor and its affiliates was $152,851.

NOTE 4

For the year ended October 31, 1998, purchases and sales of securities, exclusive of short-term obligations, aggregated $67,029,610 and $70,213,425 (including $48,032,330 and $47,681,230 of U.S. Government obligations), respectively.

NOTE 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses.

NOTE 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 1998, Metropolitan owned 2,392,390 Class S shares of the Fund.

Share transactions were as follows:

                                                            YEARS ENDED OCTOBER 31
                                          ------------------------------------------------------------
                                                    1997                             1998
                                          ---------------------------      ---------------------------
CLASS A                                   SHARES           AMOUNT          SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares repurchased ..................       (50,023)     $   (528,933)            --       $        --
                                          ---------      ------------      ---------       -----------
Net decrease ........................       (50,023)     $   (528,933)            --       $        --
                                          =========      ============      =========       ===========

CLASS S                                   SHARES           AMOUNT          SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold .........................       473,499      $  5,172,822        372,648      $  4,079,645
Issued upon reinvestment of:
  Dividends from net investment
income ..............................        47,885           512,492         50,718           541,724
  Distributions from net realized
gains ...............................       161,263         1,688,429        262,816         2,735,915
Shares repurchased ..................      (320,767)       (3,476,845)      (768,832)       (8,288,868)
                                       ------------   ---------------   ------------   ---------------
Net increase (decrease) .............       361,880      $  3,896,898        (82,650)      $  (931,584)
                                          =========      ============      =========       ===========

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                 CLASS A
                                               ------------------------------------------------------------------------------------
                                                      YEARS ENDED OCTOBER 31
                                               ----------------------------------                  NOVEMBER 1, 1996
                                                1994(2)       1995(1)     1996(1)                TO MARCH 27, 1997(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)            9.55           9.56       10.56                         11.03
                                               -------        -------     -------                       -------
  Net investment income ($)*                      0.20           0.47        0.42                          0.21
  Net realized and unrealized
    gain (loss) on investments,
    foreign currency and forward
    contracts ($)                                (0.09)          1.00        0.66                          0.08
                                               -------        -------     -------                       -------
TOTAL FROM INVESTMENT OPERATIONS($)               0.11           1.47        1.08                          0.29
                                               -------        -------     -------                       -------
  Dividends from net investment income ($)       (0.10)         (0.47)      (0.36)                        (0.19)
  Distributions from net realized gains ($)       --             --         (0.25)                        (0.55)
                                               -------        -------     -------                       -------
TOTAL DISTRIBUTIONS($)                           (0.10)         (0.47)      (0.61)                        (0.74)
                                               -------        -------     -------                       -------
NET ASSET VALUE, END OF YEAR ($)                  9.56          10.56       11.03                         10.58
                                               =======        =======     =======                       =======
Total return(3) (%)                               1.15(4)       15.84       10.55                          2.67(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)         25,014         27,637         552                          --
Ratio of operating expenses to
  average net assets (%)*                         1.15(5)        1.15        1.15                          1.15(5)
Ratio of net investment income
  to average net assets (%)*                      4.48(5)        4.74        4.35                          4.18(5)
Portfolio turnover rate (%)                      70.35         132.50      126.41                        117.66
*Reflects voluntary reduction of
 expenses per share of these
 amounts (Note 3) ($)                             0.03           0.05        0.07                          0.03


                                                                            CLASS S
                                               ------------------------------------------------------------------
                                                                   YEARS ENDED OCTOBER 31
                                               ------------------------------------------------------------------
                                                 1994(2)       1995(1)    1996(1)          1997(1)        1998(1)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR($)             9.55           9.56       10.56            10.93         11.32
                                               -------        -------     -------          -------       -------
  Net investment income ($)*                      0.21           0.52        0.50             0.49          0.47
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency, forward contracts
    and futures contracts ($)                    (0.09)          0.97        0.60             0.95          0.42
                                               -------        -------     -------          -------       -------
TOTAL FROM INVESTMENT OPERATIONS($)               0.12           1.49        1.10             1.44          0.89
                                               -------        -------     -------          -------       -------
  Dividends from net investment income ($)       (0.11)         (0.49)      (0.48)           (0.50)        (0.50)
  Distributions from net realized gains ($)       --             --         (0.25)           (0.55)        (0.79)
                                               -------        -------     -------          -------       -------
TOTAL DISTRIBUTIONS ($)                          (0.11)         (0.49)      (0.73)           (1.05)        (1.29)
                                               -------        -------     -------          -------       -------
NET ASSET VALUE, END OF YEAR ($)                  9.56          10.56       10.93            11.32         10.92
                                               =======        =======     =======          =======       =======
Total return(3) (%)                               1.25(4)       16.11       10.82            14.11          8.60
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)            100          1,433      33,236           38,501        36,236
Ratio of operating expenses to
  average net assets (%)*                         0.90(5)        0.90        0.90             0.90          0.90
Ratio of net investment income to
  average net assets (%)*                         4.73(5)        4.91        4.50             4.47          4.35
Portfolio turnover rate (%)                      70.35         132.50      126.41           117.66        186.03
*Reflects voluntary reduction of
 expenses per share of these
 amounts (Note 3) ($)                             0.03           0.05        0.06             0.05          0.04

----------------------------------------------------------------------------------------------------------------
(1) Per-share figures have been calculated using the average shares method.
(2) May 16, 1994 (commencement of operations) to October 31, 1994.
(3) Does not reflect any front-end or contingent deferred sales charges. Total  return would be lower if the
    Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.
(4) Not annualized.
(5) Annualized.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
AND THE SHAREHOLDERS OF STATE STREET RESEARCH STRATEGIC PORFOLIOS: CONSERVATIVE

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic
Portfolios: Conservative (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------
For the year ended October 31, 1998, Class S shares of State Street Research Strategic Portfolios: Conservative gained 8.60%. That was significantly higher than its peer group, the Lipper flexible income fund average, which rose 1.55%.

Strategic Portfolios: Conservative seeks high total return with an emphasis on capital preservation by investing in a mix of bonds and stocks. The manager's strategy is to adjust the asset allocation based on changing market conditions.

In general, investors sought quality and liquidity during the year. Large company stocks outperformed small and mid-cap stocks. High-quality bonds outperformed high-yield bonds. The Fund was helped by its exposure to large- cap stocks and high-quality bonds. Value stocks and high-yield bonds detracted from performance.

Going forward, we expect a modest increase in corporate profits and continued volatility in the financial markets in 1999. An uncertain global economic environment has been aided by an infusion of cash from the International Monetary Fund, by proposed reforms to Japan's banking system, and the Federal Reserve's cuts in interest rates in the U.S. However, we remain cautious about the prospects for the markets and the economy, and we will continue to underweight U.S. equities, overweight bonds and focus on quality and liquidity.

October 31, 1998

Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Lehman Brothers Government/Corporate Bond Index is a market-value weighted index of U.S. government treasury and agency securities, corporate and yankee bonds. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses; without subsidization, performance would be lower.


                   CHANGE IN VALUE OF $10,000 BASED ON THE
                       S&P 500 AND THE LEHMAN BROTHERS
                          GOVERNMENT/CORPORATE BOND
                                INDEX COMPARED
                        TO CHANGE IN VALUE OF $10,000
                                 INVESTED IN
                       STRATEGIC PORTFOLIOS: CONSERVATIVE

                       -----------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       -----------------------------------
                       1 Year     3 Years     Life of Fund
                       -----------------------------------
                        8.60%      11.15%       11.32%
                       -----------------------------------

                                                          VALUE OF
                                          VALUE OF       ACCOUNT OF
                                        ACCCOUNT OF    LEHMAN BROTHERS
                     VALUE OF           S & P 500        GOV'T/CORP
                    ACCOUNT AT           INDEX AT        INDEX AT
DATE                 YEAR END            YEAR END        YEAR END
----                 --------            --------        --------
Inception 05/16/94    $10,000            $10,000         $10,000
  10/31/94             10,125             10,549          10,006
  10/31/95             11,755             13,334          11,622
  10/31/96             13,027             16,546          12,250
  10/31/97             14,865             21,856          13,329
  10/31/98             16,143             26,668          14,699

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
--------------------------------------------------------------------------------


FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RALPH F. VERNI                         RALPH F. VERNI
STRATEGIC PORTFOLIOS: CONSERVATIVE         Chairman of the Board,                 Chairman of the Board,
One Financial Center                       President and                          President, Chief Executive
Boston, MA 02111                           Chief Executive Officer                Officer and Director,
                                                                                  State Street Research &
INVESTMENT ADVISER                         PETER C. BENNETT                       Management Company
State Street Research &                    Vice President
Management Company
One Financial Center                       JOHN H. KALLIS                         STEVE A. GARBAN
Boston, MA 02111                           Vice President                         Former Senior Vice President
                                                                                  for Finance and Operations and
DISTRIBUTOR                                E.K. RAGSDALE, JR.                     Treasurer, The Pennsylvania
State Street Research                      Vice President                         State University
Investment Services, Inc.
One Financial Center                       THOMAS A. SHIVELY
Boston, MA 02111                           Vice President                         MALCOLM T. HOPKINS
                                                                                  Former Vice Chairman of the
SHAREHOLDER SERVICES                       JAMES M. WEISS                         Board and Chief Financial
State Street Research                      Vice President                         Officer, St. Regis Corp.
Service Center
P.O. Box 8408                              GERARD P. MAUS
Boston, MA 02266-8408                      Treasurer                              EDWARD M. LAMONT
1-800-562-0032                                                                    Formerly in banking
                                           JOSEPH W. CANAVAN                      (with an affiliate of
CUSTODIAN                                  Assistant Treasurer                    J.P. Morgan & Co. in New York);
State Street Bank and                                                             presently engaged in private
Trust Company                              DOUGLAS A. ROMICH                      investments and civic affairs
225 Franklin Street                        Assistant Treasurer
Boston, MA 02110
                                           FRANCIS J. MCNAMARA, III               ROBERT A. LAWRENCE
LEGAL COUNSEL                              Secretary and General Counsel          Former Partner, Saltonstall & Co.
Goodwin, Procter & Hoar LLP
Exchange Place                             DARMAN A. WING
Boston, MA 02109                           Assistant Secretary and                DEAN O. MORTON
                                           Assistant General Counsel              Former Executive Vice President,
INDEPENDENT ACCOUNTANTS                                                           Chief Operating Officer and
PricewaterhouseCoopers LLP                 AMY L. SIMMONS                         Director, Hewlett-Packard
One Post Office Square                     Assistant Secretary                    Company
Boston, MA 02109
                                                                                 SUSAN M. PHILLIPS
                                                                                  Dean, School of Business and
                                                                                  Public Management, George
                                                                                  Washington University; former
                                                                                  Member of the Board of Governors
                                                                                  of the Federal Reserve System and
                                                                                  Chairman and Commissioner of
                                                                                  the Commodity Futures Trading
                                                                                  Commission

                                                                                  TOBY ROSENBLATT
                                                                                  President,
                                                                                  The Glen Ellen Company
                                                                                  Vice President,
                                                                                  Founders Investments Ltd.

                                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE  -------------------
One Financial Center                                          Bulk Rate
Boston, MA 02111                                             U.S. Postage
                                                                 PAID
                                                              Permit #20
                                                          Holliston, MA 01746
                                                          -------------------
QUESTIONS? COMMENTS?

CALL us at 1-800-562-0032
         [hearing-impaired 1-800-676-7876]

WRITE us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408

EMAIL us at:
     info@ssrfunds.com
INTERNET site:
     www.ssrfunds.com

[logo] STATE STREET RESEARCH

This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied or preceded by a current State Street Research Strategic Portfolios:
Conservative prospectus. When used after December 31, 1998, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: (exp1299)SSR-LD                                     SP-125E-1298